AIM EQUITY
FUNDS, INC.

                         Prospectus
--------------------------------------------------------------------------------
INSTITUTIONAL
CLASSES                  AIM CHARTER FUND, AIM WEINGARTEN FUND and AIM
                         CONSTELLATION FUND (collectively, the "Funds") are
                         three investment portfolios comprising series of AIM
                         Equity Funds, Inc. (the "Company"), an open-end,
AIM CHARTER              series, management investment company. Each Fund offers
FUND                     different classes of shares. The Company also offers
                         shares of another investment portfolio, AIM Aggressive
                         Growth Fund ("Aggressive Growth"). Shares of Aggressive
                         Growth and other classes of the Funds are sold pursuant
AIM WEINGARTEN           to separate prospectuses. This Prospectus relates
FUND                     solely to the Institutional Classes of the Funds.

                         AIM CHARTER FUND is a diversified portfolio which seeks
                         to provide growth of capital, with current income as a
AIM CONSTELLATION        secondary objective. To accomplish its objectives, the
FUND                     Fund invests primarily in dividend-paying common stocks
                         which have prospects for both growth of capital and dividend income.

                         AIM WEINGARTEN FUND is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

                         AIM CONSTELLATION FUND is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.
JANUARY 15, 1997
                              Shares of the Institutional Classes of the Funds
                         are offered exclusively to clients of banks and other financial institutions. All shares of common stock of the Institutional Classes of the Funds are sold and redeemed without any purchase or redemption charges imposed by the Funds. Banks and other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers. Fund Management Company is the distributor of the shares of common stock of the Institutional Classes of the Funds.

                              This Prospectus sets forth concisely the
                         information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated January 15, 1997, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at the address shown below or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.

                              THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS
                         OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                         DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION
                         OR ANY STATE SECURITIES COMMISSION NOR HAS THE
                         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                         SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
[AIM LOGO                ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
APPEARS HERE]            CONTRARY IS A CRIMINAL OFFENSE.
Fund Management Company


11 Greenway Plaza
Suite 1919
Houston, Texas 77046-1173
(800) 659-1005

                                    SUMMARY

THE FUNDS AND THEIR INVESTMENT OBJECTIVES

  AIM Equity Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, diversified, series, management investment company. Currently, the Company offers six series comprising six separate investment portfolios, three of which are offered pursuant to this Prospectus: AIM Charter Fund ("Charter"), AIM Weingarten Fund ("Weingarten") and AIM Constellation Fund ("Constellation") (collectively, the "Funds"), each of which pursues unique investment objectives. The investment objectives of Charter are to seek growth of capital with current income as a secondary objective. To accomplish its objectives, Charter invests a substantial portion of its assets in dividend-paying common stocks. The investment objective of Weingarten is to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum. The investment objective of Constellation is to seek capital appreciation primarily through investments in common stocks with emphasis on medium-sized and smaller emerging growth companies. There is no assurance that the investment objective of any of the Funds will be achieved. For more complete information on each Funds' investment policies, see "Investment Programs."

  Each Fund offers different classes of shares, designed to meet the needs of different categories of investors. The Institutional Classes are offered exclusively to clients of banks and other institutions. This Prospectus relates only to the Institutional Classes of the Funds. The Company offers the other Classes of the Funds pursuant to separate prospectuses. The other classes of shares of the Funds have different sales charges and expenses which affect performance. For more information about the other classes of the Funds call
(713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere). See
"General Information."

  The assets of each Fund are invested in a separate portfolio. The classes of shares of each Fund share a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of their shares. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Master Advisory Agreement"). AIM, together with its affiliates, advises or manages 42 investment company portfolios. As of December 31, 1996, the total assets of the investment company portfolios advised or managed by AIM or its affiliates were approximately $62.3 billion. Under the Master Advisory Agreement dated as of October 18, 1993, AIM receives a fee for its services based on each Fund's average daily net assets. Under the Master Administrative Services Agreement (the "Master Administrative Services Agreement") dated as of October 18, 1993, between the Company and AIM, AIM may receive reimbursement of its costs to perform certain accounting, shareholder servicing and other administrative services to the Funds. Under a Transfer Agency and Service Agreement, A I M Institutional Fund Services, Inc. ("Transfer Agent" or "AIFS"), AIM's wholly-owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Institutional Classes of the Funds. Under the Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") dated as of October 18, 1993, between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM Capital, a wholly-owned subsidiary of AIM, serves as sub-advisor to the Funds and receives compensation equal to 50% of the amount paid by the Funds to AIM. The total advisory fees paid by the Funds are higher than those paid by many other investment companies of all sizes and investment objectives. However, the effective fee paid by the Funds at their respective current size is lower than the fees paid by many other funds with similar investment objectives. See "Management."

INVESTORS IN THE FUNDS

  The Institutional Classes of the Funds are designed to be convenient and economical vehicles in which institutions, particularly banks, acting for themselves or in a fiduciary or other similar capacity, can invest in a portfolio of equity securities. See "Suitability for Investors."

SHARE PURCHASE

  Shares of the Institutional Class of each Fund are offered by this Prospectus at their respective net asset value without a sales charge. The minimum initial investment in any of the Funds is $100,000. There is no minimum amount for subsequent investments. See "Purchase of Shares."

SHARE REDEMPTION

  Redemptions may be made at any time without charge at net asset value. Redemption orders received prior to 4:00 p.m. Eastern time will be confirmed at the price next determined as of that day. See "Redemption of Shares."

DISTRIBUTIONS

  The Funds currently declare and pay dividends from net investment income, if any, on a quarterly basis with respect to Charter and on an annual basis with respect to Weingarten and Constellation. Each Fund makes distributions of realized capital gains, if any, on an annual basis. See "Dividends and Distributions."

DISTRIBUTOR

  Fund Management Company ("FMC") acts as the exclusive distributor of the shares of the Institutional Classes of the Funds. FMC does not receive any fee from the Funds. See "Management."

MATERIAL EVENTS

  On November 4, 1996, A I M Management Group Inc.("AIM Management") announced that it had entered into an Agreement and Plan of Merger among INVESCO plc ("INVESCO"), INVESCO Group Services Inc. and AIM Management, pursuant to which AIM Management will be merged with INVESCO Group Services Inc. Subject to a number of conditions being met, it is currently anticipated that the transaction will occur in the early part of 1997. The Fund's investment advisor, AIM, is a wholly owned subsidiary of AIM Management.

  APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION
AGREEMENTS. On December 11, 1996, the Board of Directors (the "Board") of the Company approved a new investment advisory agreement, subject to shareholder approval, between AIM and the Company with respect to the Funds. The Board also approved a new Subadvisory Agreement between AIM and AIM Capital, subject to shareholder approval. Shareholders will be asked to approve the proposed advisory agreement and subadvisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management Company. There have been no material changes to the terms of the new agreements, including the fees payable by the Funds. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements.

  The Board has approved these new agreements because each Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of AIM Management, the parent of AIM, into a subsidiary of INVESCO. INVESCO and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that each Fund's shareholders approve the new advisory agreement and subadvisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement and subadvisory agreement with respect to each such Fund, as well as the new administrative services and distribution agreements for each Fund, will automatically become effective as of the closing of the merger.

  PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES. The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of the Funds, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

  Investment in Other Investment Companies

  Each of the Funds is currently prohibited from investing in other investment companies. The Board has unanimously approved the elimination of this prohibition, and the amendment to other fundamental investment policies that correspond to the proposed elimination. The elimination of the fundamental investment policy that prohibits each Fund from investing in other investment companies and the proposed amendments to the corresponding fundamental investment policies would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

  For additional information regarding the proposed changes described above, see the Funds' Statement of Additional Information dated January 15, 1997 (the "Statement of Additional Information").

  Investment in Puts, Calls, Straddles and Spreads

  Charter currently is prohibited from investing in puts, calls, straddles and spreads. The Board has approved the elimination of this prohibition, and has approved the adoption of a nonfundamental policy (which may be changed without shareholder approval) that provides that Charter may only (i) write calls on a "covered" basis up to 25% of the value of Charter's net assets, or (ii) purchase puts.

  Weingarten currently is prohibited in investing in certain puts or calls. (Weingarten is currently permitted to invest in covered call options.) The Board has approved the elimination of this prohibition, and has approved the adoption of a nonfundamental policy (which may be changed without shareholder approval) that provides that in addition to the ability to write covered calls up to 25% of the value of Weingarten's net assets, Weingarten may purchase puts.

  Additionally, each Fund has adopted a new non-fundamental policy which states that neither Fund will engage in the writing or sale of puts or the writing, sale or purchase of uncovered calls, straddles, spreads or combinations thereof.

  Writing a call option obligates a Fund to sell or deliver the option's underlying security in return for the strike price upon exercise of the option. A call option is "covered" if the Fund owns or has the right to acquire the underlying security subject to the call. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. The purpose of put and covered call option transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options. The Funds do not intend to engage in such transactions for speculative purposes.

  For additional information regarding these proposed changes, see the Statement of Additional Information.

  Investment in Unseasoned Issuers

  Charter is currently prohibited from investing in securities of issuers that, together with their predecessors, have less than five years of continuous operations. The Board has approved the elimination of this prohibition. Charter desires to purchase securities of unseasoned issuers because such securities may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

  For additional information regarding this proposed change, see the Statement of Additional Information.

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK AND AIM INSTITUTIONAL FUNDS ARE REGISTERED SERVICE MARKS AND LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                           TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Institutional Class of any of the Funds understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses of the Funds set forth in the table are based on the actual average net assets of each Fund for its 1996 fiscal year.

                                                          CHARTER      WEINGARTEN   CONSTELLATION
                                                          -------      ----------   -------------
    Shareholder Transaction Expenses (Institutional
      Class)
      Maximum sales load imposed on purchase of shares
         (as a percentage of offering price)............   None          None          None
      Maximum sales load imposed on reinvested dividends
         and distributions..............................   None          None          None
      Deferred sales load...............................   None          None          None
      Redemption fees...................................   None          None          None
      Exchange fee......................................   None          None          None
    Annual Fund Operating Expenses (Institutional Class)
      (as a percentage of average net assets)
      Management fee (after fee waiver).................   .63%          .61%          .61%
      Distribution fees.................................   None          None          None
      Other expenses....................................   .06%          .04%          .05%
                                                           ----          ----          ----
      Total fund operating expenses.....................   .69%          .65%          .66%
                                                           ====          ====          ====

  Charter's, Weingarten's and Constellation's investment advisor is currently waiving a portion of its fees. Had there been no fee waivers during the year, management fees would have been 0.64%, 0.64% and 0.63%, respectively, of average net assets. There can be no assurance that any future waivers of fees (if any) will not vary from the figures reflected in the fee table. Beneficial owners of shares of the Funds should also consider the effect of any charges imposed by the institution maintaining their accounts.

EXAMPLE

  An investor in each of the Funds would pay the following expenses on a $1,000 investment, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

                                                             CHARTER     WEINGARTEN  CONSTELLATION
                                                             -------     ----------  -------------
          1 year...........................................    $ 7          $ 7           $ 7
          3 years..........................................    $22          $21           $21
          5 years..........................................    $38          $36           $37
         10 years..........................................    $86          $81           $82

  THE EXAMPLES SHOWN IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE PERFORMANCE AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

                              FINANCIAL HIGHLIGHTS

  Shown below are the per share data, ratios and supplemental data (collectively, "data") for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992 and the period July 30, 1991 (date operations commenced) through October 31, 1991, for the Institutional Class of Charter, for the fiscal years ended October 31, 1996, 1995, 1994, 1993, 1992 and the period October 8, 1991
(date operations commenced) through October 31, 1991, for the Institutional Class of Weingarten and for the fiscal years ended October 31, 1996, 1995, 1994, 1993 and the period April 8, 1992 (date operations commenced) through October 31, 1992, for the Institutional Class of Constellation. The data with respect to the Institutional Class of Charter for the fiscal years ended October 31, 1996, 1995 and 1994 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request. The data with respect to the Institutional Class of Charter for the periods prior to the October 31, 1994 fiscal year has been audited by Tait, Weller & Baker, independent auditors. The data with respect to the Institutional Classes of Weingarten and Constellation have been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request.

   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                AIM CHARTER FUND

                                                                                        JULY 30, 1991
                                                 YEAR ENDED OCTOBER 31,                    THROUGH
                                  ----------------------------------------------------   OCTOBER 31,
                                   1996         1995       1994       1993       1992       1991
                                  -------      -------    -------    -------    ------  -------------
Net asset value, beginning of
  period........................  $ 10.66      $  8.93    $  9.48    $  8.38    $ 8.42     $ 7.92
Income from investment
  operations:
  Net investment income.........     0.24         0.23       0.25       0.19      0.20       0.05
  Net gains (losses) on
     securities (both realized
     and unrealized)............     1.44         2.07      (0.44)      1.23      0.16       0.45
                                  -------      -------    -------    -------    ------       ----
  Total from investment
     operations.................     1.68         2.30      (0.19)      1.42      0.36       0.50
                                  -------      -------    -------    -------    ------     ------
Less distributions:
  Dividends from net investment
     income.....................    (0.20)       (0.24)     (0.20)     (0.32)    (0.17)        --
  Distributions from capital
     gains......................    (0.90)       (0.33)     (0.16)        --     (0.23)        --
                                  -------      -------    -------    -------    ------     ------
  Total distributions...........    (1.10)       (0.57)     (0.36)     (0.32)    (0.40)        --
                                  -------      -------    -------    -------    ------     ------
Net asset value, end of
  period........................  $ 11.24      $ 10.66    $  8.93    $  9.48    $ 8.38     $ 8.42
                                  =======      =======    =======    =======    ======     ======
Total return(a).................    17.29%       27.45%     (2.02)%    17.39%     4.53%      6.31%
                                  =======      =======    =======    =======    ======     ======
Ratios/supplemental data:
  Net assets, end of period
     (000s omitted).............  $29,591      $25,538    $21,840    $24,196    $7,800     $  775
                                  =======      =======    =======    =======    ======     ======
  Ratio of expenses to average
     net assets.................     0.69%(b)(c)    0.74%    0.73%      0.79%     0.87%      1.00%(d)
                                  =======      =======    =======    =======    ======     ======
  Ratio of net investment income
     to average net assets......     2.24%(b)     1.98%      2.76%      2.26%     2.44%      2.43%(c)
                                  =======      =======    =======    =======    ======     ======
  Portfolio turnover rate.......      164%         161%       126%       144%       95%       144%
                                  =======      =======    =======    =======    ======     ======
  Average broker commission
     rate(e)....................   0.0638%          NA         NA         NA        NA         NA

---------------

(a) For periods less than one year, total returns are not annualized.
(b) Ratios are based on average net assets of $27,200,235. The ratios of expenses and net investment income to average net assets prior to the reduction of advisory fees were 0.70% and 2.23% for 1996.
(c) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.
(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                              AIM WEINGARTEN FUND

                                                                                             OCTOBER
                                                                                             8, 1991
                                                YEAR ENDED OCTOBER 31,                       THROUGH
                               ---------------------------------------------------------    OCTOBER 31,
                                1996          1995        1994        1993        1992         1991
                               -------       -------     -------     -------     -------    ----------
Net asset value, beginning of
  period...................... $ 20.48       $ 17.94     $ 17.69     $ 16.73     $ 15.77     $15.15
Income from investment
  operations:
  Net investment income.......    0.17          0.10        0.17        0.16        0.14       0.01
  Net gains (losses) on
     securities (both realized
     and unrealized)..........    2.52          4.35        0.58        0.93        0.99       0.61
                               -------       -------     -------     -------     -------     ------
  Total from investment
     operations...............    2.69          4.45        0.75        1.09        1.13       0.62
                               -------       -------     -------     -------     -------     ------
Less distributions:
  Dividends from net
     investment income........      --         (0.13)      (0.17)      (0.13)      (0.08)        --
  Distributions from net
     realized capital gains...   (2.71)        (1.78)      (0.33)         --       (0.09)        --
                               -------       -------     -------     -------     -------     ------
  Total distributions.........   (2.71)        (1.91)      (0.50)      (0.13)      (0.17)        --
                               -------       -------     -------     -------     -------     ------
Net asset value, end of
  period...................... $ 20.46       $ 20.48     $ 17.94     $ 17.69     $ 16.73     $15.77
                               =======       =======     =======     =======     =======     ======
Total return(a)...............   15.34%        28.69%       4.37%       6.53%       7.16%      4.09%
                               =======       =======     =======     =======     =======     ======
Ratios/supplemental data:
  Net assets, end of period
     (000s omitted)........... $60,483       $54,332     $40,486     $39,821     $16,519     $3,926
                               =======       =======     =======     =======     =======     ======
  Ratio of expenses to average
     net assets(b)............    0.65%(d)(e)    0.70%      0.65%       0.78%       0.82%      0.90%(g)
                               =======       =======     =======     =======     =======     ======
  Ratio of net investment
     income to average net
     assets(c)................    0.80%(d)      0.45%       1.00%       0.97%       0.91%      1.00%(g)
                               =======       =======     =======     =======     =======     ======
  Portfolio turnover rate.....     159%          139%        136%        109%         37%        46%
                               =======       =======     =======     =======     =======     ======
  Average broker commission
     rate(f).................. $0.0615           N/A         N/A         N/A         N/A        N/A
Borrowings for the period:
  Amount of debt outstanding
     at end of period (000s
     omitted).................      --            --          --          --          --         --
  Average amount of debt
     outstanding during the
     period (000s
     omitted)(h)..............      --       $     6          --          --          --         --
  Average number of shares
     outstanding during the
     period (000s
     omitted)(h)..............   2,908         2,526       2,256       1,826         707        249
  Average amount of debt per
     share during period......      --       $0.0024          --          --          --         --

---------------

(a) For periods less than one year, total return is not annualized.
(b) Ratios of expenses prior to waiver of advisory fees were 0.68%, 0.72%, 0.68%, 0.81%, and 0.84% for the years 1996-1992, respectively.
(c) Ratios of net investment income prior to waiver of advisory fees were 0.77%, 0.43%, 0.98%, 0.94%, and 0.89% for the years 1996-1992, respectively.
(d) After waiver of advisory fees. Ratios are based on average net assets of $56,025,662.
(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.
(g) Annualized.
(h) Averages computed on a daily basis.

                             AIM CONSTELLATION FUND

                                                                                           APRIL 8,
                                                         YEAR ENDED                          1992
                                                         OCTOBER 31,                        THROUGH
                                       -----------------------------------------------    OCTOBER 31,
                                         1996           1995         1994       1993         1992
                                       --------       --------      -------    -------    ----------
Net asset value, beginning of
  period.............................  $  24.05       $  18.49      $ 17.13    $ 13.27    $12.29
Income from investment operations:
  Net investment income (loss).......      0.04           0.02         0.03         --     (0.01)
  Net gains (losses) on securities
     (both realized and
     unrealized).....................      2.67           6.06         1.33       3.86      0.99
                                       --------       --------      -------    -------
  Total from investment operations...      2.71           6.08         1.36       3.86      0.98
                                       --------       --------      -------    -------
Less distributions:
  Dividends from net investment
     income..........................        --             --           --         --        --
  Distributions from capital gains...     (0.75)         (0.52)          --         --        --
                                       --------       --------      -------    -------
  Total distributions................        --          (0.52)          --         --        --
                                       --------       --------      -------    -------
Net asset value, end of period.......  $  26.01       $  24.05      $ 18.49    $ 17.13    $13.27
                                       ========       ========      =======    =======
Total return(a)......................     11.81%         34.09%        7.94%     29.09%     7.97%
                                       ========       ========      =======    =======
Ratios/supplemental data:
  Net assets, end of period (000s
     omitted)........................  $293,035       $138,918      $39,847    $12,338    $3,087
                                       ========       ========      =======    =======
  Ratio of expenses to average net
     assets(b).......................      0.66%(d)(e)     0.66%       0.69%      0.87%     0.91%(g)
                                       ========       ========      =======    =======
  Ratio of net investment income
     (loss) to average net
     assets(c).......................      0.21%(d)       0.18%        0.36%      0.04%    (0.12)%(g)
                                       ========       ========      =======    =======
  Portfolio turnover rate............        58%            45%          79%        70%       62%
                                       ========       ========      =======    =======
  Average broker commission
     rate(f).........................  $ 0.0596            N/A          N/A        N/A       N/A

---------------

(a) For periods less than one year, total return is not annualized.
(b) Ratios of expenses prior to waiver of advisory fees were 0.67%, 0.68%, 0.70%, and 1.26% for the years 1996-1994 and 1992, respectively.
(c) Ratios of net investment income prior to waiver of advisory fees and/or expense reimbursement were 0.20%, 0.16%, 0.35% and (0.47)% for the years 1996-1994 and 1992, respectively.
(d) After waiver of advisory fees. Ratios are based on average net assets of $212,576,688.
(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.
(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.
(g) Annualized.

                           SUITABILITY FOR INVESTORS

  The Institutional Classes of the Funds are intended for use by institutions, particularly banks, acting for themselves or in a fiduciary or similar capacity. Shares of the Institutional Classes of the Funds are available for collective and common trust funds of banks, banks investing for their own account and banks investing for the account of a public entity (e.g., Taft-Hartley funds, states, cities, or government agencies) which does not pay commissions or distribution fees. Prospective investors should determine if an investment in the Funds is consistent with the objectives of an account and with applicable state and federal laws and regulations. FMC will review each application for purchase of the Institutional Classes and reserves the right to reject any order to purchase based upon a review of the suitability of the investor.

  The Institutional Classes of the Funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the Funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most investors will perform their own sub-accounting.

                              INVESTMENT PROGRAMS

  Each of the Funds has its own investment objectives and investment program. There can, of course, be no assurance that any Fund will in fact achieve its objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

  Each of the Funds may invest, for temporary or defensive purposes, in investment grade (high quality) corporate bonds, commercial paper, U.S. Government obligations or taxable municipal securities. In addition, a portion of each Fund's assets may be held, from time to time, in cash, time deposits, master notes, repurchase agreements or other debt securities, when such positions are deemed advisable in light of economic or market conditions.

AIM CHARTER FUND

  The primary investment objective of Charter is to seek growth of capital, with current income as a secondary objective. Although the amount of Charter's current income will vary from time to time, it is anticipated that the current income realized by Charter will generally be greater than that realized by mutual funds whose sole objective is growth of capital. Charter seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings. Charter generally will also invest at least 80% of its net assets in securities which pay income to Charter.

AIM WEINGARTEN FUND

  The investment objective of Weingarten is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. Weingarten's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Investment Program and Restrictions" in the Statement of Additional Information.

AIM CONSTELLATION FUND

  The investment objective of Constellation is to seek capital appreciation. Constellation aggressively seeks to increase shareholders' capital by investing principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. Constellation's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Certain Investment Strategies and Policies" and "Investment Restrictions" below and "Investment Program and Restrictions" in the Statement of Additional Information.

CERTAIN INVESTMENT STRATEGIES AND POLICIES

  In pursuit of its objectives and policies, each of the Funds may employ one or more of the following strategies in order to enhance investment results:

  REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  U.S. GOVERNMENT SECURITIES. Charter Fund may invest in U.S. Government securities, including, but not limited to, U.S. Treasury obligations, such as Treasury Bills (maturities of one year or less) or Treasury Notes (maturities of less than three years). The market value of U.S. Government securities will fluctuate with changes in interest rate levels. Thus, if interest rates increase from the time the security was purchased, the market value of the security will decrease. Conversely, if interest rates decrease, the market value of the security will increase.

  STOCK INDEX FUTURES CONTRACTS. Each of the Funds may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Charter, Constellation and Weingarten will only enter into domestic stock index futures. No physical delivery of the underlying stocks in the index is made. Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. See the Statement of Additional Information for a description of the Funds' investments in futures contracts, including certain related risks. The Funds may each purchase or sell futures contracts if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts would not exceed 5% of the market value of a Fund's total assets.

  There are risks associated with investments in stock index futures contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  WRITING COVERED CALL OPTION CONTRACTS. Each of Weingarten and Constellation may write (sell) covered call options. The purpose of such transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. None of the Funds will engage in such transactions for speculative purposes.

  Constellation and Weingarten may each write (sell) call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if a Fund owns the underlying security covered by the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of each of Weingarten and Constellation permit the writing of call options on securities comprising no more than 25% of the value of each Fund's net assets. Each Fund's policies with respect to the writing of call options may be changed by the Company's Board of Directors, without shareholder approval.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. For further information regarding securities issued on a when-issued or delayed delivery basis see the caption "Investment Program and Restrictions" in the Statement of Additional Information.

  ILLIQUID SECURITIES. None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  RULE 144A SECURITIES. Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  FOREIGN SECURITIES. To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities, which may be payable in foreign currencies and traded abroad, will constitute more than 20% of the value of the Funds' total assets. For purposes of calculating such limitation, American Depository Receipts, European Depository Receipts and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized foreign securities exchanges or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors" below.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, including Eurodollar, Yankee dollar and other foreign obligations, may entail all of the risks set forth below. Investments by a Fund in ADRs may entail certain political and economic risks and regulatory risks as set forth below.

  Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

  The investment objectives and policies stated above are not fundamental policies of the Funds and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective. See "Summary -- Material Events."

INVESTMENT RESTRICTIONS

  Each of the Funds has adopted a number of investment restrictions, including the following:

  BORROWING. Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes. Charter and Weingarten may each borrow amounts of up to 10% of their respective total assets and may each pledge amounts of up to 20% of their respective total assets to secure such borrowings. Currently, Charter, Weingarten and Constellation each have a committed credit facility with Chemical Bank. Constellation may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

  In addition to the ability to borrow money for temporary or emergency purposes, Constellation may, but has no current intention to, borrow money from banks to purchase or carry securities. The amount of such borrowings is limited by provisions of the Investment Company Act of 1940 (the "1940 Act"). Any investment gains made by Constellation with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

  LENDING OF FUND SECURITIES. Each of the Funds may also lend its portfolio securities in amounts up to 33-1/3% of the total assets of the respective Funds. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  The foregoing investment restrictions are matters of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Funds, see the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Institutional Classes of the Funds are sold on a continuing basis at their respective net asset values. Although no sales charge is imposed in connection with the purchase of shares, banks or other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers, and beneficial holders of shares of the Funds should consult with such institutions to obtain a schedule of such fees. In order to maximize its income, each Fund attempts to remain as fully invested as practicable. Accordingly, in order to be accepted for execution, purchase orders must be submitted in proper form and received prior to the close of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on a business day of the Funds, and such orders will be confirmed at the net asset value determined as of the close of that day ("trade date"). A "business day of the Funds" means any day on which the New York Stock Exchange is open for trading. It is expected that the New York Stock Exchange will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the New York Stock Exchange.

  In accordance with the current rules and regulations of the SEC, the net asset value of a Fund share is determined once daily as of 4:00 p.m. Eastern Time on each business day of the Funds by dividing the value of the Fund's securities, cash and other assets (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. In the event the NYSE Close occurs before 4:00 p.m. Eastern Time on a particular day, the net asset value of a Fund share is determined as of the NYSE Close on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the NYSE Close will generally be used. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the Funds and must be made on the "settlement date," which shall be the next business day of the Funds following the trade date. Federal Reserve wires should be sent as early as possible on the settlement date in order to facilitate crediting to the shareholder's account. Any funds received in respect of an order which is not accepted by a Fund and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares must specify which Fund is being purchased, otherwise any funds received will be returned to the sending institution.

  The minimum initial investment in any of the Funds is $100,000. Institutions may be requested to maintain separate Master Accounts in each Fund for shares held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and
(b) for accounts for which the institution acts in some other capacity. An institution's Master Account(s) and sub-accounts with a Fund may be aggregated for the purpose of the minimum investment requirement. No minimum amount is required for subsequent investments in a Fund nor are minimum balances required. Prior to the initial purchase of shares, an Account Application must be completed and sent to FMC at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. An Account Application may be obtained from FMC.

  In the interest of economy and convenience, certificates representing shares of the Funds will not be issued except upon written request to the applicable Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Company, FMC and their agents reserve the right at any time (a) to withdraw all or any part of the offering made by this Prospectus; (b) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (c) to increase, waive or lower the minimum investment requirements; or (d) to modify any of the terms or conditions of purchases of shares of a Fund.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares at the net asset value next determined after receipt of the redemption request in proper form by the applicable Fund. See "Determination of Net Asset Value." Redemption requests with respect to shares for which certificates have not been issued are normally made by calling FMC.

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received prior to NYSE Close on a business day of such Fund, the redemption will be effected at the net asset value determined as of the close of that day (the "redemption date"). The proceeds of a redemption request will be wired on the next business day following the redemption date.

  Shareholders may request a redemption by telephone. The Transfer Agent and FMC will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts under $1,000 may, at the option of a Fund, be made by check mailed within seven days after receipt of the redemption request in proper form. A Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Fund's best interest to do so.

  A Fund's shares are not redeemable at the option of the Fund unless the Board of Directors of the Fund determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholder of such Fund.

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund's current policy is to pay dividends from net investment income, if any, on a quarterly basis with respect to Charter and on an annual basis with respect to Weingarten and Constellation. In addition, each Fund's current policy is to make distributions of any realized capital gains before the end of each calendar year. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions of a Fund are automatically reinvested on the payment date in full and fractional shares of such Fund, calculated at their net asset value on the ex-dividend date for the dividend or distribution, unless the shareholder has elected, by written notice to FMC, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of an Institutional Class of one of the other Funds offered pursuant to this Prospectus. If a shareholder has redeemed or exchanged all of the shares in his account between the record date and the payment date for a dividend or distribution, such dividend or distribution is paid in cash regardless of whether the shareholder has previously elected to reinvest such dividends or distributions.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by written notice to FMC and are effective as to any subsequent payment if such notice is received by FMC prior to the record date of such payment. Any dividend and distribution election remains in effect until FMC receives a revised written election by the shareholder.

  Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

                                 FEDERAL TAXES

  Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Sub-chapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as each Fund qualifies for this tax treatment, it is not subject to federal income taxes on amounts distributed to shareholders. Each Fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no Fund may offset its gains against another Fund's losses and each Fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  Because each Fund intends to distribute substantially all of its net investment income and net realized capital gains to its respective shareholders, it is not expected that the Funds will be required to pay any federal income tax. Each Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a 4% excise tax. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a Fund whether in the form of cash or additional shares of a Fund. Shareholders are notified annually of the federal tax status of dividends and capital gains distributions. Dividends paid by a Fund (other than long-term capital gain distributions) generally will qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the Fund from domestic corporations.

  For each sale of a Funds' shares by a shareholder who is not an exempt payee, the Fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  Distributions may be subject to treatment under foreign, state or local tax laws which differs from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisers concerning the application of state, local, or foreign taxes. Additional information about taxes is set forth in the Statement of Additional Information.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of the shares of the Institutional Class of each of the Funds is determined as of 4:00 p.m. Eastern Time on each business day of the Funds. In the event the New York Stock Exchange closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value will be determined as of the close of the New York Stock Exchange on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the New York Stock Exchange will generally be used. A "business day" is any day on which the New York Stock Exchange is open for business. It is expected that the New York Stock Exchange will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the New York Stock Exchange. The net asset values per share of the Institutional Class and the Retail Class of a Fund will differ because of different expenses attributable to each class. The income or loss and the expenses common to both classes of a Fund are allocated to each class on the basis of the net assets of each such class calculated as of the close of business on the previous business day of the Fund, as adjusted for current day's shareholder activity of each class. In addition to certain expenses which are allocated to both classes of a Fund, certain expenses, such as those related to the distribution of shares of a class, are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) allocated to the class from the assets allocated to the class and dividing the results by the total number of shares outstanding of such class. The determination of net asset value per share of each class is made in accordance with generally accepted accounting principles. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers and in accordance with methods which are specifically authorized by the Board of Direc-tors of the Company. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                                  PERFORMANCE

  The performance of the Institutional Class of each Fund may be quoted in advertising in terms of yield or total return. Performance information can be obtained by calling the Company at (800) 659-1005. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders which is available upon request and without charge.

  The total return shows the overall change in value of a Fund's Institutional Class, including changes in share price assuming all dividends and capital gain distributions attributable to such Fund's Institutional Class are reinvested. A cumulative total return reflects the performance of a Fund's Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of a Fund's Institutional Class had been constant over the entire period. Investors should recognize that average annual returns are not the same as actual year-by-year results because they tend to even out variations in the total returns. To illustrate the components of overall performance, the Institutional Class of a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such a practice will have the effect of increasing the Fund's yield and total return.

  The performance of the Institutional Class of each Fund will vary from time to time and past results are not necessarily indicative of future results. The performance of the Institutional Class of a Fund is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Institutional Class and market conditions.

                            REPORTS TO SHAREHOLDERS

  The Company furnishes shareholders with semi-annual reports containing information about the Company and its operations, including a list of the investments held in the Funds and financial statements. The annual financial statements of each Fund are audited by the Fund's independent auditors. A copy of the current list of the investments of each Fund will be sent to shareholders upon request.

  Each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                                   MANAGEMENT

  The overall management of the business and affairs of the Funds is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to a Fund, including the Master Advisory Agreement with AIM, the Master Sub-Advisory Agreement between AIM and AIM Capital, the Master Administrative Services Agreement with AIM, the Transfer Agency and Service Agreement with AIFS, the Funds' agreement with FMC as the distributor of the shares of its Institutional Class, and the Funds' agreement with State Street Bank and Trust Company serving as custodian to the Funds. The day-to-day operations of each Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. AIM Management is a holding company engaged in the financial services business. Information concerning the Board of Directors may be found in the Statement of Additional Information.

INVESTMENT ADVISOR

  AIM, 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, serves as the investment advisor to each Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976 and, through its affiliates, advises or manages 42 investment company portfolios (including the Funds). As of December 31, 1996, the total assets of the mutual funds managed or advised by

AIM and its affiliates were approximately $62.3 billion. AIM is a wholly-owned subsidiary of AIM Management. See "Summary -- Material Events."

  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. The Master Advisory Agreement also provides that, upon the request of the Company's Board of Directors, AIM may perform certain accounting, shareholder servicing and other administrative services for each Fund which are not required to be performed by AIM under the Master Advisory Agreement. For such services AIM, pursuant to the Master Administrative Services Agreement between the Company and AIM, is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors. See "Summary -- Material Events." Currently, AIM is reimbursed for the services of each Fund's principal financial officer and his staff, and any expenses related to such services. Under the Transfer Agency and Service Agreement between the Company and AIFS, 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, a wholly-owned subsidiary of AIM and a registered transfer agent, AIFS receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Institutional Classes of the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.

SUB-ADVISOR

  AIM Capital, 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, serves as sub-advisor to each Fund pursuant to the Master Sub-Advisory Agreement between AIM and AIM Capital. Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each Fund, subject to overall supervision by AIM and the Company's Board of Directors. AIM Capital is a wholly-owned subsidiary of AIM. Certain of the directors and officers of AIM Capital are also executive officers of the Company.

FEE WAIVERS

  AIM may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of any Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

ADVISORY FEES

  As compensation for its services AIM is paid an investment advisory fee, which is calculated separately for each Fund. AIM received total advisory fees from Charter, Weingarten and Constellation for the fiscal year ended October 31, 1996, which represented 0.63%, 0.61% and 0.61%, respectively, of each of such Fund's average daily net assets. AIM received reimbursement of administrative services costs from Charter, Weingarten and Constellation for the fiscal year ended October 31, 1996, which represented 0.004%, 0.003% and 0.002%, respectively, of each of such Fund's average daily net assets. Total expenses of the Institutional Class of Charter, Weingarten and Constellation for the fiscal year ended October 31, 1996, stated as a percentage of average net assets were 0.69%, 0.65% and 0.66%, respectively. As compensation for its services, AIM Capital receives a fee equal to 50% of the fees received by AIM under the Master Advisory Agreement on behalf of the Funds.

DISTRIBUTOR

  The Company has entered into a Master Distribution Agreement dated as of October 18, 1993, on behalf of the Institutional Class of each of the Funds (the "Master Distribution Agreement") with FMC, a registered broker-dealer and a wholly-owned subsidiary of AIM, to act as the distributor of the shares of the Funds. The address of FMC is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Certain directors and officers of the Funds are affiliated with FMC. The Master Distribution Agreement provides that FMC has the exclusive right to distribute Institutional Shares of the Funds either directly or through other broker-dealers. FMC receives no fee for its services as distributor. FMC is the distributor of several of the mutual funds administered or advised by AIM. See "Summary -- Material Events."

  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Funds during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the net asset value of the shares of the Funds sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Funds or the amount received as proceeds from such sales. Dealers or institutions may not use sales of the shares of the Funds to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

PORTFOLIO MANAGERS

  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of 118 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

  Lanny H. Sachnowitz and Joel P. Dobberpuhl are primarily responsible for day-to-day management of Charter. Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since 1991. Mr. Sachnowitz has been associated with AIM and/or its affiliates since 1987 and has ten years of experience as an investment professional. Mr. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Dobberpuhl has been associated with AIM since 1990 and has a total of seven years of experience as an investment professional. Prior to 1990, he served as an equity trader and portfolio analyst for NationsBank of Texas, N.A.

  Jonathan C. Schoolar, Robert M. Kippes and David P. Barnard are primarily responsible for the day-to-day management of Weingarten. Mr. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1987. He has been associated with AIM and/or its affiliates since 1986 and has 13 years of experience as an investment professional. Mr. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has seven years of experience as an investment professional. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1986. Mr. Barnard has been associated with AIM and/or its affiliates since 1982 and has 22 years of experience as an investment professional.

  Robert M. Kippes, Kenneth A. Zschappel, Charles D. Scavone, and David P. Barnard are primarily responsible for the day-to-day management of Constellation. Mr. Kippes is Vice President of AIM Capital. He currently serves as manager for Constellation and has been responsible for the Fund since 1993. Mr. Kippes' background is discussed above with respect to the management of Weingarten. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1996. Mr. Zschappel has been associated with AIM and/or its affiliates since 1990 and has five years of experience as an investment professional. Mr. Scavone is Vice President of AIM Capital and has been responsible for the Fund and associated with AIM and/or its affiliates since 1996. Mr. Scavone has five years experience as an investment professional. Prior to joining AIM, Mr. Scavone was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994-1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager. Mr. Barnard's background is discussed above with respect to the management of Weingarten; he has also been responsible for the management of Constellation since 1990.

                              GENERAL INFORMATION
ORGANIZATION OF THE COMPANY

  The Company was organized in 1988 as a Maryland corporation, and is registered with the Securities and Exchange Commission as a diversified, open-end, series, management investment company. The Company currently consists of six separate operating portfolios: Charter and Weingarten, each of which has a Retail Class of shares consisting of Class A and Class B shares and an Institutional Class; Constellation, which has a Retail Class of Class A shares and an Institutional Class, Aggressive Growth, which has a Retail Class of Class A shares and Blue Chip and Capital Development, each of which has a Retail Class of shares consisting of Class A and Class B shares.

  Each class of shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with the shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  The holders of shares of the Institutional Class of each Fund are entitled to such dividends payable out of the net assets allocable to such class as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of the Institutional Class of a Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Fund allocable to the Institutional Class. Fractional shares of each Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares. As of December 31, 1996, Commonwealth of Massachusetts was the owner of record of 90.76% of the outstanding shares of the Institutional Class of Charter. As long as Commonwealth of Massachusetts owns over 25% of such shares, it may be presumed to be in "control" of the Institutional Class of Charter, as defined in the 1940 Act. As of December 31, 1996, City of Milwaukee Deferred Comp. was the owner of record of 49.18% of the outstanding shares of the Institutional Class of Weingarten. As long as City of Milwaukee Deferred Comp. owns over 25% of such shares, it may be presumed to be in "control" of the Institutional Class of Weingarten, as defined in the 1940 Act. As of December 31, 1996, Commonwealth of Massachusetts was the owner of 67.53% of the outstanding shares of the Institutional Class of Constellation. As long as Commonwealth of Massachusetts owns over 25% of such shares, it may be presumed to be in "control" of the Institutional Class of Constellation, as defined in the 1940 Act.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Funds' portfolio securities and cash.

  A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, a wholly-owned subsidiary of AIM and a registered transfer agent, acts as transfer agent and dividend paying agent for the Funds' Institutional Classes.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the Company and passes upon the legality of the shares offered pursuant to this Prospectus.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning their account should be directed to FMC at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, or may be made by calling
(800) 659-1005.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Funds prior to investing. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge by writing or calling FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

=====================================================================================================

AIM EQUITY FUNDS, INC.
11 Greenway Plaza, Suite 1919                                       PROSPECTUS
Houston, Texas 77046-1173
(800) 659-1005                                                   January 15, 1997

INVESTMENT ADVISOR
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173
(713) 626-1919

INVESTMENT SUB-ADVISOR
A I M CAPITAL MANAGEMENT, INC.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173
(713) 626-1919                                                   AIM EQUITY FUNDS, INC.
                                                                (INSTITUTIONAL CLASSES)
DISTRIBUTOR
FUND MANAGEMENT COMPANY                                             AIM CHARTER FUND
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173                                         AIM WEINGARTEN FUND
(800) 659-1005
                                                                 AIM CONSTELLATION FUND
TRANSFER AGENT
A I M INSTITUTIONAL FUND SERVICES, INC.
11 Greenway Plaza, Suite 1919
Houston, Texas 77046-1173
(800) 340-4246

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
NationsBank Building
Houston, Texas 77002                                                TABLE OF CONTENTS

CUSTODIAN                                                                                        PAGE
STATE STREET BANK AND TRUST COMPANY                      Summary...............................     2
225 Franklin Street                                      Table of Fees and Expenses............     5
Boston, Massachusetts 02110                              Financial Highlights..................     6
                                                         Suitability For Investors.............     8
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY                Investment Programs...................     9
INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT           Purchase of Shares....................    12
CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH          Redemption of Shares..................    13
THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN       Dividends and Distributions...........    13
OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST        Federal Taxes.........................    14
NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY          Determination of Net Asset Value......    14
THE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES       Performance...........................    15
NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION TO        Reports to Shareholders...............    15
ANY PERSON TO WHOM SUCH OFFERING MAY NOT LAWFULLY        Management............................    15
BE MADE.                                                 General Information...................    17

=====================================================================================================

                                                               STATEMENT OF
                                                          ADDITIONAL INFORMATION





                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND

                              AIM WEINGARTEN FUND

                             AIM CONSTELLATION FUND

                             (SERIES PORTFOLIOS OF
                            AIM EQUITY FUNDS, INC.)


                               11 GREENWAY PLAZA
                                   SUITE 1919
                           HOUSTON, TEXAS 77046-1173
                                 (800) 659-1005


                           -------------------------



          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                   AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                     FROM AUTHORIZED DEALERS OR BY WRITING
                            FUND MANAGEMENT COMPANY,
                         11 GREENWAY PLAZA, SUITE 1919,
                           HOUSTON, TEXAS 77046-1173
                          OR BY CALLING (800) 659-1005



                           -------------------------



           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 15, 1997
                 RELATING TO PROSPECTUS DATED JANUARY 15, 1997

                               TABLE OF CONTENTS

                                                                                                                       PAGE
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

GENERAL INFORMATION ABOUT THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         The Company and its Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 Remuneration of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 AIM Funds Retirement Plan for Eligible Directors/Trustees  . . . . . . . . . . . . . . . . . . . . .   6
                 Deferred Compensation Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Investment Advisor, Sub-Advisor and Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Audit Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Principal Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

PURCHASES AND REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Net Asset Value Determination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         The Distribution Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Total Return Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Yield Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Historical Portfolio Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Suspension of Redemption Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

INVESTMENT PROGRAM AND RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Investment Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Foreign Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Special Situations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Short Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Writing Covered Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 Stock Index Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Risks as to Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Securities Issued on a When-Issued or Delayed Delivery Basis . . . . . . . . . . . . . . . . . . . . . . . .  23
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Material Changes to Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 Investment In Other Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 Investment in Puts and Covered Calls . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 Investment in Unseasoned Issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Additional Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         General Brokerage Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 28(e) Standards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Brokerage Commissions Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Reinvestment of Dividends and Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Qualification as a Regulated Investment Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Excise Tax on Regulated Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Fund Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Sale or Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Foreign Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Effect of Future Legislation; Local Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Description of Commercial Paper Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Description of Corporate Bond Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FS

                                  INTRODUCTION

         AIM Equity Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus dated January 15, 1997 (the "Prospectus"), which relates to the Institutional Classes of the following portfolios of the Company: AIM Charter Fund ("Charter"), AIM Weingarten Fund ("Weingarten") and AIM Constellation ("Constellation") (individually, a "Fund" and collectively, the "Funds"). Additional copies of the Prospectus and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omits certain information contained in a Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                      GENERAL INFORMATION ABOUT THE FUNDS

THE COMPANY AND ITS SHARES

         The Company was organized in 1988 as a Maryland series corporation, and is registered with the SEC as a diversified open-end series management investment company. The Company currently consists of six separate portfolios:
Charter and Weingarten, each of which has a Retail Class of shares consisting of Class A and Class B shares and an Institutional Class; Constellation, which has a Retail Class of Class A Shares and an Institutional Class; AIM Aggressive Growth Fund ("Aggressive Growth"), which has a Retail Class of Class A shares; and AIM Blue Chip Fund ("Blue Chip") and AIM Capital Development Fund ("Capital Development"), each of which has a Retail Class of shares consisting of Class A and Class B shares. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between the Company and AFG, Aggressive Growth was redomesticated as a portfolio of the Company effective as of October 15, 1993.

         This Statement of Additional Information relates solely to the Institutional Classes of the Funds.

         The term "majority of the outstanding shares" of the Company, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lessor of (a) 67% or more of the shares of the Company, such Fund or such class present at a meeting of the Company's shareholders, if the holders of more than 50% of the outstanding shares of the Company, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Company, such Fund or such class.

         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all portfolios of the Company voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

         Each class of shares of each Fund has equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Directors with respect to that class and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to that class remaining after satisfaction of outstanding liabilities of the Fund allocable to that Class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

         *CHARLES T. BAUER, Director and Chairman (77)

         Director, Chairman and Chief Executive Officer, A I M Management Group Inc.; Chairman of the Board of Directors, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company.

         BRUCE L. CROCKETT, Director (52)
         906 Frome Lane
         McLean, VA  22102

         Formerly, Director, President and Chief Executive Officer, COMSAT Corporation (includes COMSAT World Systems, COMSAT Mobile Communications, COMSAT Video Enterprises, COMSAT RSI and COMSAT International Ventures). Previously, President and Chief Operating Officer, COMSAT Corporation; President, World Systems Division, COMSAT Corporation; and Chairman, Board of Governors of INTELSAT; (each of the COMSAT companies listed above is an international communication, information and entertainment-distribution services company).

         OWEN DALY II, Director (72)
         Six Blythewood Road
         Baltimore, MD 21210

         Director, Cortland Trust Inc. (investment company). Formerly, Director, CF& I Steel Corp., Monumental Life Insurance Company and Monumental General Insurance Company; and Chairman of the Board of Equitable
Bancorporation.

         **CARL FRISCHLING, Director (59)
           919 Third Avenue
           New York, NY 10022

         Partner, Kramer, Levin, Naftalis & Frankel (law firm). Formerly, Partner, Reid & Priest (law firm); and, prior thereto, Partner, Spengler Carlson Gubar Brodsky & Frischling (law firm).





--------------------

* A director who is an "interested person," of the Company and A I M Advisors, Inc. as defined in the Investment Company Act of 1940 (the "1940 Act").

** A director who is an "interested person" of the Company as defined in the 1940 Act.

         *ROBERT H. GRAHAM, Director and President (50)

         Director, President and Chief Operating Officer, A I M Management Group Inc.; Director and President, A I M Advisors. Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company.

         JOHN F. KROEGER, Director (72)
         24875 Swan Road - Martingham
         Box 464
         St. Michaels, MD  21663

         Director, Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Equity Partners Fund, Inc., Total Return U.S. Treasury Fund, Inc., Flag Investors Intermediate Term Income Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Alex. Brown Cash Reserve Fund, Inc. and North American Government Bond Fund, Inc. (investment companies). Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm).

         LEWIS F. PENNOCK, Director (54)
         8955 Katy Freeway, Suite 204
         Houston, TX  77024

         Attorney in private practice in Houston, Texas.

         IAN W. ROBINSON, Director (73)
         183 River Drive
         Tequesta, FL  33469

         Formerly, Executive Vice President and Chief Financial Officer, Bell Atlantic Management Services, Inc. (provider of centralized management services to telephone companies); Executive Vice President, Bell Atlantic Corporation (parent of seven (7) telephone companies); and Vice President and Chief Financial Officer, Bell Telephone Company of Pennsylvania and Diamond State Telephone Company.

         LOUIS S. SKLAR, Director (57)
         Transco Tower, 50th Floor
         2800 Post Oak Blvd.
         Houston, TX  77056

         Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development).

         ***JOHN J. ARTHUR, Senior Vice President and Treasurer (52)

         Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice President and Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company.




--------------------

* A director who is an "interested person," of the Company and A I M Advisors, Inc. as defined in the 1940 Act.

***   Mr. Arthur and Ms. Relihan are married to each other.

         GARY T. CRUM, Senior Vice President (49)

         Director and President, A I M Capital Management, Inc.; Director and Senior Vice President, A I M Management Group Inc., A I M Advisors, Inc.; and Director, A I M Distributors, Inc.

         JONATHAN C. SCHOOLAR, Senior Vice President (35)

         Director and Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.

         ***CAROL F. RELIHAN, Vice President and Secretary (42)

         Senior Vice President, General Counsel and Secretary, A I M Advisors, Inc.; Vice President, General Counsel and Secretary, A I M Management Group Inc.; Vice President and General Counsel, Fund Management Company; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc.

         DANA R. SUTTON, Vice President and Assistant Treasurer (37)

         Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice President and Assistant Treasurer, Fund Management Company.

         MELVILLE B. COX, Vice President (53)

         Vice President and Chief Compliance Officer , A I M Advisors, Inc.,
A I M Capital Management, Inc., A I M Distributors, Inc., Fund Management Company, A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc. Formerly, Vice President, Charles Schwab & Co., Inc.; Assistant Secretary, Charles Schwab Family of Funds and Schwab Investments; Chief Compliance Officer, Charles Schwab Investment Management, Inc.; and Vice President, Integrated Resources Life Insurance Co. and Capitol Life Insurance Co.

         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividends and distributions issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman) and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the




--------------------

***  Mr. Arthur and Ms. Relihan are married to each other.

Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by A I M Advisors, Inc. ("AIM Funds"). All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

Remuneration of Directors

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company:

==========================================================================================
                                                        RETIREMENT
                                   AGGREGATE             BENEFITS                TOTAL
                                 COMPENSATION             ACCRUED             COMPENSATION
                                     FROM                 BY ALL                FROM ALL
      DIRECTOR                    COMPANY(1)           AIM FUNDS(2)           AIM FUNDS(3)
------------------------------------------------------------------------------------------
 Charles T. Bauer                $         0             $       0             $         0
------------------------------------------------------------------------------------------
 Bruce L. Crockett                     17,587               38,621                  68,000
------------------------------------------------------------------------------------------
 Owen Daly II                          19,846               82,607                  68,000
------------------------------------------------------------------------------------------
 Carl Frischling                       19,315               56,683                  68,000
------------------------------------------------------------------------------------------
 Robert H. Graham                           0                    0                       0
------------------------------------------------------------------------------------------
 John F. Kroeger                       18,858               83,654                  66,000
------------------------------------------------------------------------------------------
 Lewis F. Pennock                      17,250               33,702                  67,000
------------------------------------------------------------------------------------------
 Ian W. Robinson                       17,620               64,973                  68,000
------------------------------------------------------------------------------------------
 Louis S. Sklar                        19,477               47,593                  66,500
==========================================================================================

----------------

(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended October 31, 1996, including interest earned thereon, was $69,742.

(2) During the fiscal year ended October 31, 1996, the total amount of expenses allocated to the Company in respect of such retirement
         benefits was $141,139.   Data reflects compensation estimated for the
         calendar year ended December 31, 1996.

(3) Messrs. Bauer, Crockett, Daly, Frischling, Graham, Kroeger, Pennock, Robinson and Sklar each serves as a Director or Trustee of a total of
         ten (10) AIM Funds.   Data reflects compensation estimated for the
         calendar year ended December 31, 1996.

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the AIM Funds and the director) for the number of such director's years of service (not in excess of ten (10) years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten (10) years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 9, 19, 15, 9, and 7 years, respectively.


===========================================================================
       Number of Years of                 AIM Annual Compensation
        Service with the                     Paid by AIM Funds
           AIM Funds
                                $60,000           $65,000           $70,000
===========================================================================
               10               $45,000           $48,750           $52,500
---------------------------------------------------------------------------
                9               $40,500           $43,875           $47,250
---------------------------------------------------------------------------
                8               $36,000           $39,000           $42,000
---------------------------------------------------------------------------
                7               $31,500           $34,125           $36,750
---------------------------------------------------------------------------
                6               $27,000           $29,250           $31,500
---------------------------------------------------------------------------
                5               $22,500           $24,750           $26,250
===========================================================================


Deferred Compensation Agreements

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) to ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation. SEE "MATERIAL EVENTS" IN THE PROSPECTUS.

         The Company paid the law firm of Kramer, Levin, Naftalis & Frankel $8,908, $14,974 and $21,521 in legal fees for services provided to Charter, Weingarten and Constellation, respectively, during the fiscal year ended October 31, 1996. Mr. Carl Frischling, a director of the Company, is a partner in such firm.

INVESTMENT ADVISOR, SUB-ADVISOR AND ADMINISTRATOR

         A I M Advisors, Inc. ("AIM") is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046. AIM Management is a holding company that has been engaged in the financial services business since 1976. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Directors and Officers".

         The Funds have entered into a Master Investment Advisory Agreement, dated as of October 18, 1993, (the "Master Advisory Agreement") and a Master Administrative Services Agreement, dated as of October 18, 1993, (the "Master Administrative Services Agreement") with AIM, and AIM has entered into a Master Sub-Advisory Agreement, dated as of October 18, 1993 (the "Master Sub-Advisory Agreement"), with A I M Capital Management, Inc. ("AIM Capital") with respect to the Funds.

         AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

         AIM was organized in 1976 and, through its affiliates, manages or advises 42 investment company portfolios. As of December 31, 1996, the total assets advised or managed by AIM or its affiliates were approximately $62.3 billion.

         AIM and the Company have adopted a Code of Ethics (the "Code") which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code, (b) to file reports regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven (7) days of an AIM Fund transaction involving the same security, and
(iii) transactions involving securities being considered for investment by an AIM Fund, and (d) abide by certain other provisions under the Code. The Code also prohibits personnel and other employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code). Violations of the Code may result in sanctions which may include censure, monetary penalties, suspension or termination of employment.

         Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders, and all other charges and costs of the Funds' operations unless otherwise explicitly provided.

         The Master Advisory Agreement and the Master Sub-Advisory Agreement each provide that if, for any fiscal year, the total of all ordinary business expenses of any Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, exceed the applicable expense limitations imposed by state securities regulations in any state in which such Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees with respect to such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fees otherwise payable to AIM with respect to such Fund during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse the Funds, no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

         The Master Advisory Agreement and the Master Sub-Advisory Agreement became effective on October 18, 1993 and will continue in effect until June 30, 1997 and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the directors who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreements on sixty (60) days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

         AIM may from time to time waive or reduce its fee. Fee waivers or reductions, other than those set forth in the Master Advisory Agreement, may be rescinded, however, at any time without further notice to investors, provided, however, that the discontinuance of each fee waiver described below will be approved by the Board of Directors of AIM.

         AIM has initiated a voluntary reduction of advisory fees for Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM receives a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million. With respect to Weingarten, AIM's fee is calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. As compensation for its services, AIM Capital receives a fee from AIM equal to 50% of the fee received by AIM from Charter, Weingarten and Constellation pursuant to the Master Advisory Agreement.

         Each Fund paid to AIM the following advisory fees net of any fee waivers for the years ended October 31, 1996, 1995 and 1994:

                                                     1996                1995              1994
                                                     ----                ----              ----
          Charter   . . . . . . . . . . . . .    $16,528,891         $10,890,335       $10,447,924
          Weingarten  . . . . . . . . . . . . .   29,960,379          25,448,131        26,472,250
          Constellation   . . . . . . . . . . .   57,614,412          31,042,229        19,926,116

          For the fiscal years ended October 31, 1996, 1995 and 1994, AIM waived advisory fees for each Fund as follows:

                                                     1996                 1995              1994
                                                     ----                 ----              ----
          Charter   . . . . . . . . . . . . .    $   156,975                 -0-               -0-
          Weingarten  . . . . . . . . . . . . .    1,458,804            $843,494          $981,836
          Constellation   . . . . . . . . . . . .  1,869,383             761,655           298,484

          AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for each Fund, for the years ended October 31, 1996, 1995 and 1994:

                                                     1996                1995              1994
                                                     ----                ----              ----
          Charter   . . . . . . . . . . . . .    $ 8,264,946         $ 5,445,168       $ 5,223,962
          Weingarten  . . . . . . . . . . . . .   14,980,190          12,724,066        13,236,125
          Constellation   . . . . . . . . . . .   28,807,206          15,521,115         9,963,058

          The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and other administrative services to each Fund which are not required to be performed by AlM under the Master Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Master Administrative Services Agreement became effective on October 18, 1993 and will continue in effect until June 30, 1997 and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and
(ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

          The Funds paid AIM the following amounts as reimbursement of administrative services costs for the years ended October 31, 1996, 1995 and 1994:

                                                      1996                1995              1994
                                                      ----                ----              ----
          Charter   . . . . . . . . . . . . . . .   $114,489           $ 109,054        $  980,837
          Weingarten  . . . . . . . . . . . . . . .  132,643             182,595         3,161,130
          Constellation   . . . . . . . . . . . . .  212,800             173,257         2,196,752

          In addition, a sub-contract dated September 16, 1994 between AIM and A I M Institutional Fund Services, Inc. ("AIFS"), a registered transfer agent and wholly-owned subsidiary of AIM, provided that AIFS would perform certain shareholder services for the Funds which are not required to be performed by AIM under the Master Advisory Agreement. For such services, AIFS was entitled to receive from AIM such reimbursement of its costs associated with providing those services. For the eight month period ended June 30, 1995 (date the sub-contract was terminated), AIFS received shareholder services fees from AIM with respect to Charter, Weingarten and Constellation in the amount of $587, $1,260 and $2,790, respectively. For the period September 16, 1994 through October 31, 1994, AIFS received fees with respect to Charter, Weingarten and Constellation in the amount of $65, $106 and $119, respectively.

          In addition, the Transfer Agency and Service Agreement between the Company and AIFS, which became effective July 1, 1995, provides that AIFS will perform certain shareholder services for the Funds and will receive a fee per account plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions, maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

          For the year ended October 31, 1996, AIFS received transfer agency and shareholder service fees with respect to Charter, Weingarten and Constellation in the amount of $ 2,105, $4,292, and $16,972, respectively. For the period July 1, 1995 through October 31, 1995, AIFS received transfer agency and shareholder service fees with respect to Charter, Weingarten and Constellation in the amount of $587, $1,260 and $2,790, respectively.

CUSTODIAN AND TRANSFER AGENT

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Institutional Fund Services, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, serves as transfer agent and dividend disbursing agent for the Funds' Institutional Classes. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the custodian and the transfer agent such compensation as may be agreed upon from time to time.

AUDIT REPORTS

          The Board of Directors will issue semi-annual reports of the transactions of the Funds to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP has served as the auditors for the Funds for the fiscal year ended October 31, 1996.

LEGAL MATTERS

          The validity of the issuance of the shares of common stock offered hereby is being passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania.

          On October 25, 1996 a shareholder of Aggressive Growth filed a lawsuit in United States District Court, Southern District of Texas, against the Company, A I M Advisors, Inc., A I M Distributors, Inc., and Aggressive Growth as a nominal defendant. The action was instituted under Section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by Aggressive Growth in connection with fees paid for marketing and shareholder services after Aggressive Growth was closed to new investors.

PRINCIPAL HOLDERS OF SECURITIES

BLUE CHIP

          To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Blue Chip as of December 31, 1996, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
RETAIL CLASS A SHARES

Robert W. Baird, Inc.                                29.11%**                         -0-
Attn: Mutual Fund Operations
777 E. Wisconsin Ave.
Milwaukee, WI  53202

Merrill Lynch Pierce Fenner & Smith                    -0-                           5.00%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                          10.20%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

CHARTER

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Retail Classes of Charter as of December 31, 1996, and the Institutional Class of Charter as of December 31, 1996, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:





----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                          12.56%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance                 7.66%                           -0-
401(k) Unit Valuations
Attn: Rod Switzer 2T2
8515 E. Orchard
Englewood, CO 80111


RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                          10.56%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246


                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
INSTITUTIONAL CLASS

Commonwealth of Massachusetts                       90.76%**                         -0-
One Ashburton Place
12th Floor
Boston, MA  02108

----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

WEINGARTEN

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Retail Classes of Weingarten as of December 31, 1996, and the Institutional Class of Weingarten as of December 31, 1996, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                         18.98%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                         12.32%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246





----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
INSTITUTIONAL CLASS

Commonwealth of Massachusetts                       67.53%**                         -0-
One Ashburton Place
12th Floor
Boston, MA 02108

Union Planters NationsBank                             -0-                         16.58%
P. O. Box 387
Memphis, TN  38147

City of Milwaukee Deferred Comp.                      5.78%                          -0-
P. O. Box 2054
Milwaukee, IL  53201


CONSTELLATION

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of the Retail Classes of Constellation as of December 31, 1996, and of the Institutional Class of Constellation as of December 31, 1996, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                    PERCENT                      PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                     OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                   BENEFICIALLY
---------------                                   -----------                    ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                         16.68%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246




---------------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
INSTITUTIONAL CLASS

City of New York Deferred                           49.18%**                         -0-
Compensation Plan
40 Street, 3rd Floor
New York, NY 10006

Nationwide Ohio Variable Account                     13.76%                          -0-
P.O. Box 182029
Columbus, Ohio 43218

Commonwealth of Massachusetts                        12.73%                          -0-
One Ashburton Place
12th Floor
Boston, MA 02108


AGGRESSIVE GROWTH

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Aggressive Growth as of December 31, 1996, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:


                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                         21.40%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

--------------------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

CAPITAL DEVELOPMENT

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Capital Development as of December 31, 1996, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                    PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                    OWNED OF                    OF RECORD AND
OF RECORD OWNER                                   RECORD ONLY*                  BENEFICIALLY
---------------                                   -----------                   ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                    -0-                        17.74%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Robert W. Baird Inc.                                 9.57%                         -0-
Attn: Mutual Fund Operations
777 E. Wisconsin Avenue
Milwaukee, WI 53202


         As of December 31, 1996, the directors/trustees and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each of any class of Blue Chip, Charter, Weingarten, Constellation, Aggressive Growth and Capital Development.


                           PURCHASES AND REDEMPTIONS

NET ASSET VALUE DETERMINATION

           Shares of the Institutional Classes of the Funds that are offered by the Prospectus are sold at their net asset value. The investor's price for purchase or redemption will be determined by the net asset value of the Institutional Class of the applicable Fund's shares next determined following the receipt of an order to purchase or a request to redeem such shares.

           In accordance with the current rules and regulations of the SEC, the net asset value of a share of each Fund is determined once daily as of 4:00 p.m. Eastern Time on each business day of the Fund. In the event the New York Stock Exchange closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund's share is determined as of the close of the New York Stock Exchange on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the New York Stock Exchange will generally be used. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset values per share of the Institutional Class and the Retail Classes of a Fund will differ because different expenses are attributable to each class. The income or loss and the expenses common to

------------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

all classes of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. In addition to certain common expenses which are allocated to all classes of a Fund, certain expenses, such as those related to the distribution of shares of a class, are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class.

           Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over- the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Option contracts are valued at the mean of the closing bid and asked prices on the exchange where the contracts are principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sale, at the mean between the last bid and asked price on that day. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value. (See also "How to Purchase Shares," "How to Redeem Shares" and "Determination of Net Asset Value" in the Prospectus.)

           Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

THE DISTRIBUTION AGREEMENT

           The Company, on behalf of the Institutional Class of each Fund, has entered into a Master Distribution Agreement, effective as of October 18, 1993, (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly-owned subsidiary of AIM to act as the exclusive distributor of the Institutional Classes of the Funds' shares. The address of FMC is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. See "Directors and Officers" and "The Investment Advisor" for information as to the affiliation of certain directors and officers of the Company with FMC and A I M Management Group Inc. The Distribution Agreement provides that FMC has the exclusive right to distribute the Institutional Classes of shares of the Funds either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Classes of the Funds and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Institutional Classes of the Funds. FMC does not receive any fees from the Company on behalf of the Institutional Classes pursuant to the Distribution Agreement.

           FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Institutional Class of a Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed .10% of the net asset value of the shares sold of such

Institutional Class. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares or the amount received as proceeds from such sales. Dealers or institutions may not use the sale of shares of the Institutional Class of a Fund to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

           The Distribution Agreement became effective October 18, 1993 and will continue in effect until June 30, 1997 and from year to year thereafter only if such continuation is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Company, on behalf of a Fund, or FMC may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.


                                  PERFORMANCE

TOTAL RETURN CALCULATIONS

           Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

           In addition to average annual returns, the Institutional Class of each Fund may quote unaveraged or cumulative total returns, reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

           From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

           Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

YIELD QUOTATIONS

           The standard formula for calculating yield, as described in the Prospectus, is as follows:
                                                    6
                       YIELD = 2[((a-b)/(c x d) + 1)-1]

Where a  =     dividends and interest earned during a stated 30-day period.
               For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

         b  =  expenses accrued during period (net of reimbursement).
         c  =  the average daily number of shares outstanding during the period.
         d = the maximum offering price per share on the last day of the period.

HISTORICAL PORTFOLIO RESULTS

         The average return of the Institutional Class of Charter was 17.29% for the fiscal year ended October 31, 1996. The cumulative return of the Institutional Class of Charter was 88.82% for the period of July 30, 1991 (date operations commenced) through October 31, 1996. The average return of the Institutional Class of Weingarten was 15.34% for the fiscal year ended October 31, 1996. The cumulative return of the Institutional Class of Weingarten was 83.37% for the period of October 8, 1991 (date operations commenced) through October 31, 1996. The average return of the Institutional Class of Constellation was 11.81% for the fiscal year ended October 31, 1996. The cumulative return of the Institutional Class of Constellation was 125.56% for the period of April 8, 1992 (date operations commenced) through October 31, 1996.

SUSPENSION OF REDEMPTION RIGHTS

         The right of redemption may be suspended or the date of payment upon redemption may be postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend or holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the heading "Investment Programs."

         Each of the Funds may be invested, for temporary or defensive purposes, with regard to all or substantially all of their assets, in investment grade (high quality) corporate bonds, commercial paper, or U.S. Government obligations. In addition, a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, or other debt securities, when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Fund may invest, see the Appendix to this Statement of Additional Information.

FOREIGN SECURITIES

         Charter, Weingarten and Constellation may each invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depository Receipts, European Depository Receipts and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. Investments by the Fund in securities of foreign corporations may involve considerations and risks that are different in certain respects from an investment in securities of

U.S. companies. Such risks include possible imposition of withholding taxes on interest or dividends, possible adoption of foreign governmental restrictions on repatriation of income or capital invested, or other adverse political or economic developments. Additionally, it may be more difficult to enforce the rights of a security holder against a foreign corporation, and information about the operations of foreign corporations may be more difficult to obtain and evaluate.

RULE 144A SECURITIES

         The Funds may each purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REPURCHASE AGREEMENTS

         The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time.

         Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash. Charter will not invest in a repurchase agreement of more than seven days' duration if, as a result of that investment, the amount of repurchase agreements of more than seven days' duration would exceed 15% of the assets of Charter.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may, invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonable estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities. Constellation will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investment in all such companies, taken at cost, to exceed 5% of the value of the Fund's total assets.

SHORT SALES

         Although Weingarten and Constellation do not currently intend to do so, they may each enter into short sales transactions. Neither Weingarten nor Constellation will make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by each of Weingarten and Constellation for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of either Fund's net assets be deposited or pledged as collateral for such sales at any time.

WARRANTS

         The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. The investment in warrants by the Funds valued at the lower of cost or market, may not exceed 5% of the value of the respective Fund's net assets and not more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

WRITING COVERED CALL OPTIONS

         Weingarten and Constellation are authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates Weingarten and Constellation to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, Weingarten and Constellation receive an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, Weingarten and Constellation would seek to mitigate the effects of a price decline. By writing covered call options, however, Weingarten and Constellation give up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Funds' ability to sell the underlying security will be limited while the option is in effect unless Weingarten and Constellation effect a closing purchase transaction.

FUTURES CONTRACTS

         Each of the Funds may purchase futures contracts. In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with the Funds' custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

         A description of the type of futures contract that may be utilized by the Funds is as follows:

Stock Index Futures Contracts

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the S&P's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ -- 100 Stock Index and the Value Line Stock Index. The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of the index. The Funds will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which it intends to purchase. When a Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of a Fund's portfolio of securities, the Fund may sell stock index futures contracts.

RISKS AS TO FUTURES CONTRACTS

         There are several risks in connection with the use of futures contracts as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt security or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stock, debt security or foreign currency which is the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt security or foreign currency, a Fund will experience either a loss or gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt security or foreign currency which is the subject of the hedge.

         Successful use of hedging instruments by the Funds is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts there is no assurance that a liquid market on an exchange or a board of trade will exist for any particular contract at any particular time. If there is not a liquid market, it may not be possible to close a futures position at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which a Fund may engage in futures contracts will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and a Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

         The investment policies stated above are not fundamental policies of the Funds and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or other high grade securities (including temporary investments and Municipal Securities) in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities.

INVESTMENT RESTRICTIONS



MATERIAL CHANGES TO INVESTMENT RESTRICTIONS

         On December 11, 1996, the Board of Directors (the "Board") of the Company approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of the Funds. Shareholders of each Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). If approved, these changes will become effective as of March 1, 1997.

Investment In Other Investment Companies

         Reference is made to Investment Restrictions (a), (b) and (i) of Charter, set forth on page 26 of the Funds' Statement of Additional Information (the "SAI"). The Board has unanimously approved the elimination of Investment Restriction (b) and a change to Investment Restrictions (a) and (i) of Charter. In the event shareholders approve the proposed changes, Investment Restriction
(b) will no longer apply and Investment Restrictions (a) and (i) will read in full as follows:

                 (a) purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

                 (i) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         Reference is made to Investment Restrictions (f) and (h) of Weingarten on page 27 of the SAI. The Board has approved the elimination of Investment Restriction (h) and a change to Investment Restriction (f) of Weingarten. In the event shareholders approve the proposed changes, Investment Restriction (h) will no longer apply and Investment Restriction (f) will read in full as follows:

                 (f) purchase shares in order to control management of a company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         Reference is made to Investment Restrictions (a) and (f) of Constellation on page 28 of the SAI. The Board has approved the elimination of Investment Restriction (f) and a change to Investment Restriction (a) of Constellation. In the event shareholders approve the proposed changes, Investment Restriction (f) will no longer apply and Investment Restriction (a) will read in full as follows:

                 (a) invest for the purpose of exercising control over or management of any company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

Investment in Puts and Covered Calls

         Reference is made to Investment Restriction (e) of Charter, set forth on page 26 of the SAI, and Investment Restriction (g) of Weingarten, set forth on page 27 of the SAI, which prohibits Charter from investing in puts, calls, straddles and spreads and prohibits Weingarten from investing in certain puts and calls. The Board has approved a change of this Investment Restriction.
In the event shareholders approve the proposed change of this Investment Restriction, Charter and Weingarten will each implement a new nonfundamental policy (i.e., it may be changed by the Board without shareholder approval) that will (a) limit the ability of each Fund to write covered call options to no more than 25% of the value of such Fund's net assets, and (b) prohibit each Fund from engaging in the writing and sale of put options and the writing, sale or purchase of uncovered call options, straddles, spreads or combinations thereof. Neither Charter nor Weingarten intends to engage in such transactions for speculative purposes and will engage in such transactions only for hedging purposes.

         By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A call option is "covered" if the Fund owns or has the right to acquire the underlying security subject to the call.

          A put purchased by a Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. It may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value.

         A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

         For a discussion of the risks related to these types of transactions, please see page 23 of the SAI.

         In the event shareholders approve the proposed changes, Investment Restriction (e) of Charter will read in full as follows:

                 (e) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts, or deal in oil, gas, or other mineral exploration or development programs.

         In the event shareholders approve the proposed changes, Investment Restriction (g) of Weingarten will read in full as follows:

                 (g) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts.

Investment in Unseasoned Issuers

         Reference is made to Investment Restriction (m) of Charter, set forth on page 26 of the Funds' SAI. The Board has approved the elimination of the restriction prohibiting investments in securities of issuers that, together with their predecessors, have less than five years of continuous operations. In the event shareholders approve the proposed change, Investment Restriction
(m) will no longer apply.

         The following fundamental policies and investment restrictions have been adopted by each Fund as indicated and, except as noted, such policies cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

CHARTER

Charter may not:

         (a) purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

         (b) purchase securities of other investment companies;

         (c) concentrate its investments; that is, invest more than 25% of the value of its assets in any particular industry;

         (d) purchase or sell real estate or other interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities);

         (e) write, purchase, or sell puts, calls, straddles, spreads or combinations thereof, or deal in commodities or oil, gas, or other mineral exploration or development programs;

         (f) make loans (except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or entering into a repurchase agreement, is not considered to be a loan for purposes of this restriction), provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets;

         (g) purchase securities on margin or sell short;

         (h) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings;

         (i) invest in companies for the purpose of exercising control or management;

         (j) act as an underwriter of securities of other issuers;

         (k) purchase from or sell to any officer, director or employee of the Fund, or its advisors or distributor, or to any of their officers or directors, any securities other than shares of the capital stock of Charter;

         (l) purchase or retain the securities of any issuer if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

         (m) invest any of its assets in securities of companies having a record of less than five years' continuous operation, including the operations of their predecessors.

         To permit the sale of shares of Charter in Texas, investments by Charter in warrants, valued at the lower of cost or market, may not exceed 5% of the value of Charter's net assets. Included within that amount, but not to exceed 2% of Charter's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. This restriction is not a fundamental policy. SEE "MATERIAL CHANGES TO INVESTMENT RESTRICTIONS."

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

WEINGARTEN

Weingarten may not:

         (a) issue bonds, debentures or senior equity securities;

         (b) underwrite securities of other companies or purchase restricted securities ("letter stock");

         (c) invest in real estate, except that the Fund may purchase securities of real estate investment trusts;

         (d) lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate or governmental obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets;

         (e) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (f) purchase shares in order to control management of a company;

         (g) invest in commodities or commodity contracts or in puts or calls except as set forth above under "Investment Objectives and Policies - Writing Call Option Contracts";

         (h) invest in securities of other investment companies;

         (i) invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry; or

         (j) borrow money or pledge its assets, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings.

         In addition, Weingarten may not (a) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges; (b) purchase or retain the securities of any issuer, if the officers and directors of the Company, its advisors or distributor who own individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; (c) invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities); (d) purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer; (e) deal in forward contracts; (f) invest in interests in oil, gas or other mineral exploration or development programs; or (g) invest in securities of companies which have a record of less than three years of continuous operation if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in the securities of such companies (with such period of three years to include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed for investment by the Fund has come into existence as the result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise).

These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval. SEE "MATERIAL CHANGES TO INVESTMENT RESTRICTIONS."

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

CONSTELLATION

Constellation may not:

         (a) invest for the purpose of exercising control over or management of any company;

         (b) engage in the underwriting of securities of other issuers;

         (c) purchase and sell real estate or commodities or commodity contracts;

         (d) make loans, except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets;

         (e) invest in interests in oil, gas or other mineral exploration or development programs;

         (f) invest in securities of other investment companies; or

         (g) invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

         In addition, Constellation treats as fundamental its policy concerning borrowing described under the caption "Investment Programs - Investment Restrictions - Borrowing" in the Prospectus. In accordance with this policy, the Fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. SEE "MATERIAL CHANGES TO INVESTMENT RESTRICTIONS."

         The Board of Directors of the Company has also adopted the following limitations which are not matters of fundamental policy of Constellation and which may be changed without shareholder approval:

         (a) the Fund may not purchase or retain the securities of any issuer, if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

         (b) the Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

         Except for the borrowing policy, if a percentage restriction is adhered to at the time of investment, a later change in the percentage of such investment held by a Fund resulting solely from changes in values or assets, will not be considered to be a violation of the restriction.

ADDITIONAL RESTRICTIONS

         In order to permit the sale of the Funds' shares in certain states, each Fund may from time to time make commitments more restrictive than the restrictions described herein. These restrictions are not matters of fundamental policy, and should a Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the states involved.

         In order to comply with an undertaking to the State of Texas, each Fund has agreed that any restriction on investments in "oil, gas and other mineral exploration or development programs" shall include mineral leases, and any restriction on investments in "real estate or other interests in real estate" shall include real estate limited partnerships.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         Subject to policies established by the Board of Directors of the Company, AIM is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of each Fund's investment portfolio transactions and for the allocation of brokerage fees in connection with such transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, each Fund does not necessarily pay the lowest commission or spread available.

         A portion of the securities in which each Fund invests are traded in over-the-counter markets, and in such transactions, a Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, generally without commissions as such, but which include compensation in the form of mark up or mark down.

         AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be determined based upon the following factors, among others: (a) the execution services provided by the broker; (b) the research services provided by the broker; and (c) the broker's attitude toward and interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or AIM Capital in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM. Subject to the overall objective of obtaining the best price and execution for the Fund, AIM may also consider sales of shares of the Fund and of the other mutual funds managed or advised by AIM and AIM Capital as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In such cases , Fund trades may be executed directly by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements. AIM will seek, whenever possible, to recapture for the benefit of each Fund any commission, fee, brokerage or similar payment paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

         None of the Funds is under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM and AIM Capital may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM and AIM Capital under their agreements with the Funds and the expenses of AIM and AIM Capital will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to

AIM and AIM Capital in connection with their services to other advisory clients, including the investment companies which they advise. Also, each Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

         Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Company from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Company has obtained an order of exemption from the SEC which permits the Company to engage in certain transactions with such 5% holder, if the Company complies with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflicts of interest.

         AIM, AIM Capital and their affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the Fund(s) and such accounts in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Board of Directors has adopted procedures pursuant to Rule 17a-7 under the 1940 Act relating to portfolio transactions among the Funds other accounts advised by AIM or AIM Capital and each of the Funds may from time to time enter into transactions in accordance with such Rule and procedures.

         From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or AIM Capital and simultaneously purchased by another investment account advised by AIM or AIM Capital when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts involved. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

         In some cases, the procedure for allocating portfolio transactions among the various investment accounts advised by AIM and AIM Capital could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Under Section 28(e) of the Securities Exchange Act of 1934, AIM shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [its] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion" and that the services provided by a broker provide AIM and AIM Capital with lawful and appropriate assistance in the performance of their investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM and AIM Capital to be beneficial to the Funds' investment programs. Research services received from brokers supplement AIM's and AIM Capital's own research (and the research of sub-advisors to other clients of AIM and AIM Capital), and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and AIM Capital and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the provision of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM and AIM Capital since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's and AIM Capital's staff can follow. In addition, this research provides AIM and AIM Capital with a diverse perspective on financial markets. Research services which are provided to AIM and AIM Capital by brokers are available for the benefit of all accounts managed or advised by AIM and AIM Capital or by sub-advisors to other accounts managed or advised by AIM and AIM Capital. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements, rather than replaces, its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM or AIM Capital would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM or AIM Capital could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to AIM or AIM Capital with clients other than the Funds. Similarly, any research services received by AIM or AIM Capital through the placement of portfolio transactions of other clients may be of value to AIM or AIM Capital in fulfilling their obligations to the Funds. AIM is of the opinion that this material is beneficial in supplementing AIM's and AIM Capital's research and analysis; and, therefore, it may benefit the Funds by improving the quality of the advisors' investment advice. The advisory fees paid by the Funds are not reduced because AIM and AIM Capital receive such services. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's and AIM Capital's clients, including the Funds.

BROKERAGE COMMISSIONS PAID

         For the fiscal years ended October 31, 1996, 1995 and 1994, Charter paid brokerage commissions of $9,213,125, $14,960,600 and $4,188,692, respectively. For the fiscal year ended October 31, 1996, AIM directed certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $435,792,811 and the related brokerage commissions were $475,824 .

         For the fiscal years ended October 31, 1996, 1995 and 1994, Weingarten paid brokerage commissions of $21,795,437, $21,766,760 and $17,367,904, respectively. For the fiscal year ended October 31, 1996, AIM directed certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,102,413,275 and the related brokerage commissions were $1,330,688.

         For the fiscal years ended October 31, 1996, 1995 and 1994, Constellation paid brokerage commissions of $13,032,299, $15,359,510 and $6,921,543, respectively. For the fiscal year ended October 31, 1996, AIM directed certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $923,417,535 and the related brokerage commissions were $1,267,557.

PORTFOLIO TURNOVER

         The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. Higher portfolio turnover increases transaction costs to the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the Institutional Class of the applicable Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of the Institutional Class of another Fund offered pursuant to the Prospectus. If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (b) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forward contracts, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's principal business of investing in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount and accrued market discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of a security within the meaning of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle" or (c) the asset is stock and the Fund grants certain call options with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of is reduced only in the case described in clause (a) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by certain of the Funds (such as futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. The net amount of such gain or loss for the entire taxable year from transactions involving Section 1256 contracts (including gain or loss arising as a consequence of the year-end deemed sale of Section 1256 contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The Internal Revenue Service has held in several private rulings that gain arising from
Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         In addition to satisfying the requirement described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which companies and securities of other issuers the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any other issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryforwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend
(a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and
(ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(ii) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) that is includable in AMTI.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income property, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code
Section 246(c)(3) and (4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than capital gain dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain Information contained in the Registration Statement which the Company has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington. D.C.

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

         Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

         Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                     DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

MOODY'S

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS





                                       FS

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Charter Fund:

                      We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the seven-year period ended October 31, 1993 were audited by other auditors whose report thereon, dated November 12, 1993 expressed an unqualified opinion on those financial highlights.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                   C      H      A      R      T      E     R

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                        SHARES         VALUE

COMMON STOCKS-75.58%

ADVERTISING/BROADCASTING-0.56%

Eagle River Interactive, Inc.(a)          400,000 $     3,750,000
-----------------------------------------------------------------
True North Communications, Inc.           600,000      14,250,000
-----------------------------------------------------------------
                                                       18,000,000
-----------------------------------------------------------------

AEROSPACE/DEFENSE-2.00%

Boeing Co. (The)                          160,000      15,260,000
-----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)             700,000      16,537,500
-----------------------------------------------------------------
Northrop Grumman Corp.                    100,000       8,075,000
-----------------------------------------------------------------
Rockwell International Corp.              200,000      11,000,000
-----------------------------------------------------------------
United Technologies Corp.                 100,000      12,875,000
-----------------------------------------------------------------
                                                       63,747,500
-----------------------------------------------------------------

AIRLINES-0.25%

Sabre Group Holdings Inc.(a)              260,000       7,930,000
-----------------------------------------------------------------

APPLIANCES-0.31%

Sunbeam Corp., Inc.                       400,000       9,850,000
-----------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.46%

Lear Corp.(a)                             400,000      14,800,000
-----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.84%

General Motors Corp.                      500,000      26,937,500
-----------------------------------------------------------------

BANKING-0.50%

Marshall & Ilsley Corp.                   500,000      16,062,500
-----------------------------------------------------------------

BANKING (MONEY CENTER)-1.11%

BankAmerica Corp.                         200,000      18,300,000
-----------------------------------------------------------------
Chase Manhattan Corp.                     200,000      17,150,000
-----------------------------------------------------------------
                                                       35,450,000
-----------------------------------------------------------------

BEVERAGES-0.24%

PepsiCo. Inc.                             260,000       7,702,500
-----------------------------------------------------------------

BUSINESS SERVICES-2.43%

Accustaff Inc.(a)                         300,000       8,025,000
-----------------------------------------------------------------
CUC International, Inc.(a)                500,000      12,250,000
-----------------------------------------------------------------
Diebold, Inc.                             400,000      23,000,000
-----------------------------------------------------------------
Dun & Bradstreet Corp.                    214,900      12,437,338
-----------------------------------------------------------------
Equifax, Inc.                             600,000      17,850,000
-----------------------------------------------------------------
Olsten Corp.                              200,000       4,000,000
-----------------------------------------------------------------
                                                       77,562,338
-----------------------------------------------------------------

COMPUTER MAINFRAMES-0.48%

International Business Machines
  Corp.                                   120,000      15,480,000
-----------------------------------------------------------------

COMPUTER NETWORKING-2.25%

Ascend Communications, Inc.(a)            300,000      19,612,500
-----------------------------------------------------------------
Cascade Communications Corp.(a)           160,000      11,620,000
-----------------------------------------------------------------
Cisco Systems, Inc.(a)                    400,000      24,750,000
-----------------------------------------------------------------
ECI Telecommunications Ltd. Designs       800,000      16,000,000
-----------------------------------------------------------------
                                                       71,982,500
-----------------------------------------------------------------

COMPUTER PERIPHERALS-0.39%

U.S. Robotics Corp.(a)                    200,000      12,575,000
-----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-4.94%

Computer Associates International,
  Inc.                                    300,000      17,737,500
-----------------------------------------------------------------
Electronic Data Systems Corp.             600,000      27,000,000
-----------------------------------------------------------------
Farallon Communications(a)                235,000       2,996,250
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

COMPUTER
  SOFTWARE/SERVICES-(CONTINUED)

Fiserv, Inc.(a)                           340,000 $    13,047,500
-----------------------------------------------------------------
HBO & Co.                                 200,000      12,025,000
-----------------------------------------------------------------
Informix Corp.(a)                         300,000       6,656,250
-----------------------------------------------------------------
Learning Co., Inc. (The)(a)               300,000       6,093,750
-----------------------------------------------------------------
Microsoft Corp.(a)                        120,000      16,470,000
-----------------------------------------------------------------
Oracle Corp.(a)                           300,000      12,693,750
-----------------------------------------------------------------
Saville Systems Ireland PLC-ADR
  (Ireland)(a)                            200,000       8,625,000
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)                700,000      19,687,500
-----------------------------------------------------------------
Wallace Computer Services, Inc.           500,000      14,687,500
-----------------------------------------------------------------
                                                      157,720,000
-----------------------------------------------------------------

CONGLOMERATES-2.20%

AlliedSignal Inc.                         200,000      13,100,000
-----------------------------------------------------------------
Corning, Inc.                             240,000       9,300,000
-----------------------------------------------------------------
E.I. du Pont de Nemours and Co.           160,000      14,840,000
-----------------------------------------------------------------
Loews Corp.                               400,000      33,050,000
-----------------------------------------------------------------
                                                       70,290,000
-----------------------------------------------------------------

COSMETICS & TOILETRIES-1.21%

Avon Products, Inc.                       240,000      13,020,000
-----------------------------------------------------------------
Gillette Co. (The)                        140,000      10,465,000
-----------------------------------------------------------------
Warner-Lambert Co.                        240,000      15,270,000
-----------------------------------------------------------------
                                                       38,755,000
-----------------------------------------------------------------

ELECTRIC POWER-2.22%

Allegheny Power System, Inc.              400,000      11,950,000
-----------------------------------------------------------------
American Electric Power Co.               360,000      14,940,000
-----------------------------------------------------------------
Carolina Power & Light Co.                280,000      10,115,000
-----------------------------------------------------------------
Duke Power Co.                            300,000      14,662,500
-----------------------------------------------------------------
Southern Co.                              500,000      11,062,500
-----------------------------------------------------------------
Texas Utilities Co.                       200,000       8,100,000
-----------------------------------------------------------------
                                                       70,830,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.49%

General Electric Co.                      200,000      19,350,000
-----------------------------------------------------------------
General Signal Corp.                      200,000       8,150,000
-----------------------------------------------------------------
Honeywell, Inc.                           140,000       8,697,500
-----------------------------------------------------------------
Imation Corp.(a)                           58,100       1,590,487
-----------------------------------------------------------------
Sony Corp.-ADR (Japan)                    160,000       9,660,000
-----------------------------------------------------------------
                                                       47,447,987
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.40%

Merrill Lynch & Co., Inc.                 240,000      16,860,000
-----------------------------------------------------------------
Morgan Stanley Group, Inc.                220,000      11,055,000
-----------------------------------------------------------------
Ryder System, Inc.                        300,000       8,925,000
-----------------------------------------------------------------
United Assets Management Corp.            320,000       7,840,000
-----------------------------------------------------------------
                                                       44,680,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-3.58%

American Express Co.                      200,000       9,400,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.          340,000      34,340,000
-----------------------------------------------------------------
Federal National Mortgage
  Association                           1,800,000      70,425,000
-----------------------------------------------------------------
                                                      114,165,000
-----------------------------------------------------------------

                                 FS-2
                   C      H      A      R      T      E     R

                                                      MARKET
                                        SHARES         VALUE

FINANCE (SAVINGS & LOAN)-0.32%

Washington Mutual, Inc.                   240,000 $    10,140,000
-----------------------------------------------------------------

FOOD/PROCESSING-0.94%

Dole Food Co.                             240,000       9,360,000
-----------------------------------------------------------------
Interstate Bakeries Corp.                 240,000      10,170,000
-----------------------------------------------------------------
Nabisco Holdings Corp.                    277,100      10,321,975
-----------------------------------------------------------------
                                                       29,851,975
-----------------------------------------------------------------

FUNERAL SERVICES-0.25%

Loewen Group, Inc.                        200,000       7,925,000
-----------------------------------------------------------------

GAMING-0.33%

International Game Technology             500,000      10,562,500
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.23%

Provident Companies, Inc.                 200,000       7,425,000
-----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-3.90%

Allstate Corp.                            400,000      22,450,000
-----------------------------------------------------------------
CIGNA Corp.                               300,000      39,150,000
-----------------------------------------------------------------
ITT Hartford Group, Inc.                  140,000       8,820,000
-----------------------------------------------------------------
MBIA, Inc.                                100,000       8,862,500
-----------------------------------------------------------------
Travelers Group, Inc.                     400,000      21,700,000
-----------------------------------------------------------------
Travelers/Aetna Property Casualty
  Corp.                                   400,000      12,000,000
-----------------------------------------------------------------
USF&G Corp.                               600,000      11,400,000
-----------------------------------------------------------------
                                                      124,382,500
-----------------------------------------------------------------

LEISURE & RECREATION-1.16%

Brunswick Corp.                           500,000      11,750,000
-----------------------------------------------------------------
Callaway Golf Co.                         300,000       9,187,500
-----------------------------------------------------------------
Eastman Kodak Co.                         200,000      15,950,000
-----------------------------------------------------------------
                                                       36,887,500
-----------------------------------------------------------------

MACHINE TOOLS-0.48%

Stanley Works                             540,000      15,255,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-8.94%

American Home Products Corp.              360,000      22,050,000
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                  300,000      31,725,000
-----------------------------------------------------------------
Johnson & Johnson                         680,000      33,490,000
-----------------------------------------------------------------
Lilly (Eli) & Co.                         240,000      16,920,000
-----------------------------------------------------------------
Pfizer Inc.                               300,000      24,825,000
-----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  800,000      28,800,000
-----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                 480,000      32,220,000
-----------------------------------------------------------------
Schering-Plough Corp.                     500,000      32,000,000
-----------------------------------------------------------------
SmithKline Beecham PLC-ADR (United
  Kingdom)                                640,000      40,080,000
-----------------------------------------------------------------
Teva Pharmaceuticals Industries
  Ltd.-ADR (Israel)                       320,000      13,400,000
-----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)           300,000      10,012,500
-----------------------------------------------------------------
                                                      285,522,500
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.12%

American Medical Response, Inc.(a)        300,000       9,000,000
-----------------------------------------------------------------
Columbia/HCA Healthcare Corp.             900,000      32,175,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                    1,000,000      21,125,000
-----------------------------------------------------------------
OrNda HealthCorp(a)                       360,000       9,810,000
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)              100,000       4,550,000
-----------------------------------------------------------------
PacifiCare Health System, Inc.(a)          28,500       2,002,125
-----------------------------------------------------------------
RoTech Medical Corp.(a)                   400,000       6,400,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)                 700,000      14,612,500
-----------------------------------------------------------------
                                                       99,674,625
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

MEDICAL INSTRUMENTS/PRODUCTS-1.29%

Baxter International, Inc.                400,000 $    16,650,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)                300,000      16,312,500
-----------------------------------------------------------------
Omnicare, Inc.                            300,000       8,175,000
-----------------------------------------------------------------
                                                       41,137,500
-----------------------------------------------------------------

NATURAL GAS PIPELINE-1.49%

PanEnergy Corp.                           300,000      11,550,000
-----------------------------------------------------------------
Sonat, Inc.                               200,000       9,850,000
-----------------------------------------------------------------
Williams Companies, Inc.                  500,000      26,125,000
-----------------------------------------------------------------
                                                       47,525,000
-----------------------------------------------------------------

OIL & GAS (SERVICES)-3.39%

Halliburton Co.                           260,000      14,722,500
-----------------------------------------------------------------
Mobil Corp.                               160,000      18,680,000
-----------------------------------------------------------------
National Fuel Gas Co.                      42,500       1,583,125
-----------------------------------------------------------------
Petroleum Geo-Services A.S.A.-ADR
  (Norway)(a)                             266,600       9,131,050
-----------------------------------------------------------------
Reading & Bates Corp.(a)                  420,000      12,075,000
-----------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Netherlands)                           100,000      16,537,500
-----------------------------------------------------------------
Texaco, Inc.                              160,000      16,260,000
-----------------------------------------------------------------
Transocean Offshore Inc.                  160,000      10,120,000
-----------------------------------------------------------------
YPF S.A.-ADR (Argentina)                  400,000       9,100,000
-----------------------------------------------------------------
                                                      108,209,175
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.81%

Coastal Corp.                             400,000      17,200,000
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)        140,000       8,522,500
-----------------------------------------------------------------
                                                       25,722,500
-----------------------------------------------------------------

PUBLISHING-0.91%

Gannett Co., Inc.                         168,000      12,747,000
-----------------------------------------------------------------
Tribune Co.                               200,000      16,350,000
-----------------------------------------------------------------
                                                       29,097,000
-----------------------------------------------------------------

RAILROADS-0.11%

Wisconsin Central Transportation
  Corp.                                   100,000       3,600,000
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-2.38%

Crescent Real Estate Equities, Inc.       400,000      16,700,000
-----------------------------------------------------------------
FelCor Suite Hotels, Inc.                 320,000      10,480,000
-----------------------------------------------------------------
National Health Investors, Inc.           300,000      10,462,500
-----------------------------------------------------------------
Patroit American Hospitality, Inc.        440,000      15,455,000
-----------------------------------------------------------------
Spieker Properties, Inc.                  300,000       9,225,000
-----------------------------------------------------------------
Starwood Lodging Trust                    300,000      13,500,000
-----------------------------------------------------------------
                                                       75,822,500
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-0.89%

Food Lion, Inc.-Class A                 1,300,000      11,131,250
-----------------------------------------------------------------
Safeway, Inc.(a)                          400,000      17,150,000
-----------------------------------------------------------------
                                                       28,281,250
-----------------------------------------------------------------

RETAIL (STORES)-1.69%

Blue Square-Israel Ltd-ADR
  (Israel)(a)                             110,500       1,740,375
-----------------------------------------------------------------
Dayton-Hudson Corp.                       300,000      10,387,500
-----------------------------------------------------------------
Fila Holdings S.p.A.-ADR (Italy)          141,700      10,202,400
-----------------------------------------------------------------
J.C. Penney Co., Inc.                     300,000      15,750,000
-----------------------------------------------------------------
Wal-Mart Stores, Inc.                     600,000      15,975,000
-----------------------------------------------------------------
                                                       54,055,275
-----------------------------------------------------------------

SEMICONDUCTORS-1.24%

Intel Corp.                               360,000      39,555,000
-----------------------------------------------------------------

                   C      H      A      R      T      E     R

                                                      MARKET
                                        SHARES         VALUE

SHOES & RELATED APPAREL-0.44%

NIKE, Inc. Class B                        240,000 $    14,130,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-6.19%

ADC Telecommunications(a)                 140,000       9,572,500
-----------------------------------------------------------------
American Portable Telecom, Inc.(a)        500,000       3,812,500
-----------------------------------------------------------------
Andrew Corp.(a)                           340,000      16,575,000
-----------------------------------------------------------------
Frontier Corp.                            540,000      15,660,000
-----------------------------------------------------------------
Koor Industries Ltd.-ADR (Israel)         240,000       4,170,000
-----------------------------------------------------------------
LCI International, Inc.(a)                315,789      10,065,775
-----------------------------------------------------------------
Lucent Technologies, Inc.                 400,000      18,800,000
-----------------------------------------------------------------
MFS Communications Co., Inc.(a)         1,004,936      50,372,417
-----------------------------------------------------------------
Nokia Corp.-Class A-ADR (Finland)         360,000      16,695,000
-----------------------------------------------------------------
Pacific Telesis Group                     300,000      10,200,000
-----------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Brazil)                       200,000      14,900,000
-----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR (Sweden)                   600,000      16,575,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                          120,000      10,215,000
-----------------------------------------------------------------
                                                      197,613,192
-----------------------------------------------------------------

TELEPHONE-2.79%

Ameritech Corp.                           300,000      16,425,000
-----------------------------------------------------------------
BellSouth Corp.                           500,000      20,375,000
-----------------------------------------------------------------
Cincinnati Bell, Inc.                     800,000      39,500,000
-----------------------------------------------------------------
SBC Communications, Inc.                  260,000      12,642,500
-----------------------------------------------------------------
                                                       88,942,500
-----------------------------------------------------------------

TEXTILES-0.23%

VF Corp.                                  109,900       7,184,712
-----------------------------------------------------------------

TOBACCO-3.11%

Philip Morris Companies, Inc.             700,000      64,837,500
-----------------------------------------------------------------
RJR Nabisco Holdings Corp.              1,200,000      34,650,000
-----------------------------------------------------------------
                                                       99,487,500
-----------------------------------------------------------------

TRANSPORTATION-0.09%

Hvide Marine, Inc. Class A(a)             200,000       2,975,000
-----------------------------------------------------------------
    Total Common Stocks                             2,412,932,529
-----------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT

CONVERTIBLE CORPORATE BONDS-12.95%

AUTOMOBILE/TRUCK PARTS & TIRES-0.41%

Magna International, Inc.,
  Conv. Sub Deb., 5.00%, 10/15/02     $12,000,000 $    13,110,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.30%

Career Horizons, Inc.,
  Conv. Bonds, 7.00%, 11/01/02(b)
  (acquired 10/16/95-11/27/95; cost
  $4,015,000)                           4,000,000       9,725,601
-----------------------------------------------------------------

CHEMICALS-1.08%

Hexcel Corp.,
  Conv. Sub. Notes, 7.00%, 08/01/03     6,000,000       8,010,000
-----------------------------------------------------------------
Sandoz Capital BVI Ltd. (Switzerland),
  Sr. Conv. Deb., 2.00%, 10/06/02(b)
  (acquired 01/09/96-06/05/96; cost
  $24,018,250)                         24,000,000      26,430,000
-----------------------------------------------------------------
                                                       34,440,000
-----------------------------------------------------------------

COMPUTER NETWORKING-0.77%

3Com Corp.,
  Conv. Sub. Notes, 10.25%,
  11/01/01(b)
  (acquired 11/07/95-08/28/96; cost
  $19,300,448)                         12,000,000      24,720,000
-----------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE

COMPUTER SOFTWARE/SERVICES-0.25%

Comverse Technology Inc.,
  Conv. Sub. Deb., 5.75%,
  10/01/06(b)
  (acquired 10/01/96-10/24/96; cost
  $8,029,250)                        $  8,000,000 $     7,960,000
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.95%

ADT Operations,
  Conv. Sub. Notes, 4.32%,
  07/06/10(c)                          25,000,000      14,937,500
-----------------------------------------------------------------
Checkpoint Systems Inc.,
  Conv. Sub. Deb., 5.25%, 11/01/05(b)
  (acquired 10/17/95-11/15/95; cost
  $4,013,125)                           4,000,000       5,450,750
-----------------------------------------------------------------
SCI Systems, Inc.,
  Conv. Sub. Notes, 5.00%,
  05/01/06(b) (acquired
10/24/96-10/28/96; cost $9,952,680)     8,000,000       9,800,000
-----------------------------------------------------------------
                                                       30,188,250
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.59%

First Financial Management Corp.,
  Conv. Deb., 5.00%, 12/15/99          10,000,000      18,800,000
-----------------------------------------------------------------

HOTELS/MOTELS-0.62%

HFS, Inc.,
  Conv. Sr. Notes, 4.75%, 03/01/03     10,000,000      12,887,500
-----------------------------------------------------------------
Prime Hospitality Corp.,
  Conv. Sub. Notes, 7.00%, 04/15/02     5,000,000       7,012,500
-----------------------------------------------------------------
                                                       19,900,000
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.57%

Thermo Electron Corp.,
  Conv. Sub. Deb., 4.25%, 01/01/03(b)
  (acquired 11/29/95-04/01/96;
  cost $17,830,575)                    16,000,000      18,240,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-0.47%

ICN Pharmaceuticals Inc.,
  Conv. Sub. Notes, 8.50%, 11/15/99    14,000,000      15,155,000
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.87%

Genesis Health Ventures,
  Sr. Conv. Sub. Deb.,
  6.00%, 11/30/03                       5,000,000       7,684,995
-----------------------------------------------------------------

HEALTHSOUTH Rehabilitation Corp.,

  Conv. Sub. Deb., 5.00%, 04/01/01      6,000,000      12,120,000
-----------------------------------------------------------------
Multicare Companies,
  Conv. Sub. Deb., 7.00%, 03/15/03(b)
  (acquired 11/30/95;
  cost $6,210,000)                      6,000,000       7,132,500
-----------------------------------------------------------------
Phycor, Inc.,
  Conv. Sub. Deb., 4.50%, 02/15/03     12,000,000      12,225,000
-----------------------------------------------------------------
Quintiles Transnational,
  Conv. Sub. Notes, 4.25%, 05/31/00(b)
  (acquired 04/23/96;
  cost $12,027,000)                    12,000,000      12,480,000
-----------------------------------------------------------------
Renal Treatment Centers,
  Conv. Sub Notes, 5.625%,
  07/15/06(b) (acquired
  06/06/96-06/07/96;
  cost $7,988,500)                      8,000,000       8,000,000
-----------------------------------------------------------------
                                                       59,642,495
-----------------------------------------------------------------

OFFICE AUTOMATION-0.55%

Danka Business Systems PLC,
  Conv. Sub. Deb., 6.75%, 04/01/02
  (United Kingdom)                     12,000,000      17,580,000
-----------------------------------------------------------------

OFFICE PRODUCTS-0.23%

U.S. Office Products Co.,
  Conv. Sub. Notes, 5.50%, 02/01/01     6,500,000       7,426,531
-----------------------------------------------------------------

                   C      H      A      R      T      E     R

                                      PRINCIPAL       MARKET
                                        AMOUNT         VALUE

OIL EQUIPMENT & SUPPLIES-0.56%

Apache Corp.,
  Conv. Sub. Deb., 6.00%,
  01/15/02(b)
  (acquired 06/14/96-08/22/96; cost
  $9,188,750)                        $  8,000,000 $    10,120,000
-----------------------------------------------------------------
Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%, 02/15/06      5,000,000       7,725,000
-----------------------------------------------------------------
                                                       17,845,000
-----------------------------------------------------------------

POLLUTION CONTROL-0.62%

Sanifill, Inc.,
  Conv. Sub. Deb., 5.00%, 03/01/06      6,000,000       7,770,000
-----------------------------------------------------------------
U.S. Filter Corp.,
  Conv. Sub. Notes, 6.00%, 09/15/05     6,200,000      11,888,500
-----------------------------------------------------------------
                                                       19,658,500
-----------------------------------------------------------------

RETAIL (STORES)-2.03%

Federated Department Stores,
  Conv. Notes, 5.00%, 10/01/03         10,000,000      11,287,500
-----------------------------------------------------------------
Home Depot, Inc.,
  Conv. Sub. Notes, 3.25%, 10/01/01    11,000,000      11,027,500
-----------------------------------------------------------------
SAKS Holdings,
  Conv. Sub. Notes, 5.50%, 09/15/06    15,000,000      15,900,000
-----------------------------------------------------------------
Sports Authority, Inc. (The),
  Conv. Sub. Notes, 5.25%,
  09/15/01(b)
  (acquired 09/17/96; cost
  $14,000,000)                         14,000,000      13,930,000
-----------------------------------------------------------------
Staples, Inc.,
  Conv. Sub. Deb., 4.50%,
  10/01/00(b)
  (acquired 09/16/96-10/28/96; cost
  $13,282,260)                         12,000,000      12,720,000
-----------------------------------------------------------------
                                                       64,865,000
-----------------------------------------------------------------

SEMICONDUCTORS-0.81%

Altera Corp.,
  Conv. Sub. Notes, 5.75%,
  06/15/02(b)
  (acquired 09/16/96-09/26/96; cost
  $14,249,080)                         12,000,000      16,440,000
-----------------------------------------------------------------
Analog Devices,
  Conv. Sub. Notes, 3.50%, 12/01/00     8,000,000       9,300,000
-----------------------------------------------------------------
                                                       25,740,000
-----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.27%

Seacor Holdings Inc.,
  Conv. Sub. Notes, 5.375%,
  11/15/06(b)
  (acquired 10/30/96; cost
  $8,250,000)                           8,250,000       8,497,500
-----------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                           413,493,877
-----------------------------------------------------------------

                                        SHARES

CONVERTIBLE PREFERRED STOCKS-6.55%

COMPUTER SOFTWARE/SERVICES-1.08%

Ceridian Corp.-$2.75 Conv. Pfd.           220,000      23,980,000
-----------------------------------------------------------------
Vanstar Corp.-$3.375 Conv. Pfd.(b)
  (acquired 09/27/96-10/30/96; cost
  $10,034,500)                            200,000      10,350,000
-----------------------------------------------------------------
                                                       34,330,000
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.75%

Penncorp Financial Group-$3.375
  Conv. Pfd.                              100,000       8,100,000
-----------------------------------------------------------------
SunAmerica Inc.-Series E, $3.10 Dep.
  Conv. Pfd.                              180,000      15,795,000
-----------------------------------------------------------------
                                                       23,895,000
-----------------------------------------------------------------

FUNERAL SERVICES-1.06%

SCI Financial LLC-Series A, $3.125
  Conv. Pfd.                              360,000      33,840,000
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.79%

Conseco Inc.-$4.279 Conv. Pfd.
  PRIDES                                  260,000      25,350,000
-----------------------------------------------------------------

                                                      MARKET
                                        SHARES         VALUE

INSURANCE (MULTI-LINE
  PROPERTY)-0.66%

Aetna Inc.-$4.758 Conv. Pfd.              160,000 $    11,220,000
-----------------------------------------------------------------
PMI Group, Inc.-$2.30 Exch. Conv.
  Pfd.                                    200,000       9,925,000
-----------------------------------------------------------------
                                                       21,145,000
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.38%

U.S. Surgical Corp.-Series A, $2.20
  Conv. Pfd                               300,000      12,000,000
-----------------------------------------------------------------

PUBLISHING-0.27%

Hollinger International, Inc.-$0.951
  Conv. Pfd PRIDES                        700,000       8,575,000
-----------------------------------------------------------------

RETAIL (STORES)-0.57%

TJX Companies, Inc.-Series E, $7.00
  Conv. Pfd                                80,000      18,200,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-0.82%

MFS Communications Co., Inc.-$2.68
  Conv. Pfd                               300,000      26,025,000
-----------------------------------------------------------------

UTILITIES (MISCELLANEOUS)-0.17%

MCN Corp.-$2.013 Conv. Pfd. PRIDES        200,000       5,500,000
-----------------------------------------------------------------
    Total Convertible Preferred
      Stocks                                          208,860,000
-----------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT

U. S. TREASURY NOTES-4.52%

5.375%, 11/30/97                   $ 12,000,000   $    11,981,400
-----------------------------------------------------------------
5.25%, 12/31/97                      12,000,000        11,961,960
-----------------------------------------------------------------
5.00%, 01/31/98                      12,000,000        11,915,400
-----------------------------------------------------------------
5.125%, 02/28/98                     12,000,000        11,925,360
-----------------------------------------------------------------
6.125%, 03/31/98                     12,000,000        12,084,240
-----------------------------------------------------------------
5.875%, 04/30/98                     12,000,000        12,043,200
-----------------------------------------------------------------
6.00%, 05/31/98                      12,000,000        12,061,680
-----------------------------------------------------------------
6.25%, 06/30/98                      12,000,000(d)     12,110,160
-----------------------------------------------------------------
6.25%, 07/31/98                      12,000,000(d)     12,110,880
-----------------------------------------------------------------
6.125%, 08/31/98                     12,000,000        12,085,200
-----------------------------------------------------------------
6.00%, 09/30/98                      12,000,000(d)     12,060,600
-----------------------------------------------------------------
5.875%, 10/31/98                     12,000,000        12,030,120
-----------------------------------------------------------------
    Total U. S. Treasury Notes                        144,370,200
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.60%                            3,179,656,606
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.40%                                    12,814,809
-----------------------------------------------------------------
NET ASSETS-100.00%                                $ 3,192,471,415
=================================================================

Abbreviations:
ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debenture
Dep.   - Depository
Exch.  - Exchangeable
Jr.    - Junior
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1996 was $201,996,351 which represented 6.33% of net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.

See Notes to Financial Statements.

                   C      H      A      R      T      E     R

                                              Financials

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996


ASSETS:

Investments, at market value (cost
  $2,723,507,418)                          $3,179,656,606
---------------------------------------------------------
Cash                                            4,227,663
---------------------------------------------------------
Receivable for:
  Investments sold                             46,357,131
---------------------------------------------------------
  Capital stock sold                           10,899,789
---------------------------------------------------------
  Dividends and interest                        9,846,941
---------------------------------------------------------
  Variation margin                                425,000
---------------------------------------------------------
Investment for deferred compensation
  plan                                             30,282
---------------------------------------------------------
Other assets                                       60,778
---------------------------------------------------------
      Total assets                          3,251,504,190
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        51,431,948
---------------------------------------------------------
  Capital stock reacquired                      3,913,155
---------------------------------------------------------
  Deferred compensation                            30,282
---------------------------------------------------------
Accrued advisory fees                           1,684,854
---------------------------------------------------------
Accrued administrative services fees               12,855
---------------------------------------------------------
Accrued distribution fees                       1,104,528
---------------------------------------------------------
Accrued transfer agent fees                       571,997
---------------------------------------------------------
Accrued operating expenses                        283,156
---------------------------------------------------------
      Total liabilities                        59,032,775
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $3,192,471,415
=========================================================

NET ASSETS:

Class A                                    $2,647,207,658
---------------------------------------------------------
Class B                                    $  515,672,339
---------------------------------------------------------
Institutional Class                        $   29,591,418
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 236,469,378
=========================================================
Class B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  46,136,132
=========================================================
Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,633,153
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        11.19
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.19
    divided by 94.50%)                     $        11.84
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        11.18
=========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share             $        11.24
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $226,295 foreign
  withholding tax)                          $ 51,362,438
--------------------------------------------------------
Interest                                      25,650,354
--------------------------------------------------------
      Total investment income                 77,012,792
--------------------------------------------------------

EXPENSES:

Advisory fees                                 16,686,866
--------------------------------------------------------
Administrative services fees                     114,489
--------------------------------------------------------
Custodian fees                                   228,479
--------------------------------------------------------
Directors' fees                                   23,489
--------------------------------------------------------
Distribution fees-Class A                      6,952,782
--------------------------------------------------------
Distribution fees-Class B                      2,831,042
--------------------------------------------------------
Transfer agent fees-Class A                    3,479,192
--------------------------------------------------------
Transfer agent fees-Class B                      755,257
--------------------------------------------------------
Transfer agent fees-Institutional Class            2,105
--------------------------------------------------------
Other                                            735,932
--------------------------------------------------------
      Total expenses                          31,809,633
--------------------------------------------------------
      Less fees waived by advisor               (156,975)
--------------------------------------------------------
      Expenses paid indirectly                   (40,776)
--------------------------------------------------------
      Net expenses                            31,611,882
--------------------------------------------------------
Net investment income                         45,400,910
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                      187,783,804
--------------------------------------------------------
  Foreign currencies                             108,458
--------------------------------------------------------
  Futures contracts                             (153,728)
--------------------------------------------------------
                                             187,738,534
--------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                      171,825,605
--------------------------------------------------------
  Foreign currencies                               1,822
--------------------------------------------------------
  Futures contracts                              (51,980)
--------------------------------------------------------
                                             171,775,447
--------------------------------------------------------
Net gain on investment securities,
  foreign currencies and futures
  contracts                                  359,513,981
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $404,914,891
=========================================================

     See Notes to Financial Statements.

                   C      H      A      R      T      E     R

Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                                   1996               1995

OPERATIONS:

  Net investment income                                                                       $   45,400,910     $   26,980,252
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies and futures
    contracts                                                                                    187,738,534        179,125,169
-------------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                                    171,775,447        200,981,202
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                       404,914,891        407,086,623
-------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                        (34,698,850)       (34,589,802)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (2,262,959)           (55,355)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                               (506,177)          (536,096)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investments:
  Class A                                                                                       (170,497,932)       (57,274,888)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                         (8,672,692)           (12,593)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                             (2,168,635)          (759,222)
-------------------------------------------------------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                                                                            511,762           (284,916)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                            219,669             24,584
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                  1,194            (13,270)
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                        518,654,491         86,486,354
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        417,063,105         66,768,426
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                              2,366,710           (206,795)
-------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                               1,124,924,577        466,633,050
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                          2,067,546,838      1,600,913,788
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                                                               $3,192,471,415     $2,067,546,838
===============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                                  $2,544,742,646     $1,606,658,340
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                              8,877,492            102,563
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies and
    futures contracts                                                                            182,752,246        176,462,351
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and futures contracts                         456,099,031        284,323,584
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              $3,192,471,415     $2,067,546,838
===============================================================================================================================

See Notes to Financial Statements.

                   C      H      A      R      T      E     R

                                                                   Financials

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $109,380 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
G. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a

                   C      H      A      R      T      E     R
   foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
H. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The approval of Board of Directors would be necessary before AIM can discontinue this waiver. During the year ended October 31, 1996, AIM waived fees of $156,975. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $114,489 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A and Class B shares. During the year ended October 31, 1996, AFS was paid $2,264,602 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $2,105 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $37,315 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $3,461 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $40,776 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designed portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A and Class B shares paid AIM Distributors $6,952,782 and $2,831,042, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,705,618 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $32,497 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $8,908 for services rendered by Kramer, Levin, Naftalis & Frankel as

                   C      H      A      R      T      E     R
counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $28,500,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $5,045,277,974 and $4,249,301,619, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities $479,518,418
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                     (24,739,986)
-----------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                               $454,778,432
=======================================================================
Cost of investments for tax purposes is $2,724,878,174.


NOTE 6-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                                                                                   1996                          1995
                                                                        ---------------------------   ---------------------------
                                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                                        -----------   -------------   -----------   -------------
Sold
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                71,824,128    $752,853,277    40,727,782    $396,439,839
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               41,436,800     435,348,846     6,409,868      67,237,422
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       448,911       4,759,971       335,121       3,269,772
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
---------------------------------------------------------------------------------------------------------------------------------
  Class A                                                                19,521,139     192,994,968    10,283,705      77,653,310
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                                1,039,513      10,333,913         5,996          64,162
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                       252,209       2,504,537       134,103       1,130,381
---------------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                               (40,679,494)   (427,193,754)  (42,561,203)   (387,606,795)
---------------------------------------------------------------------------------------------------------------------------------
  Class B*                                                               (2,705,793)    (28,619,654)      (50,252)       (533,158)
---------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                      (464,310)     (4,897,798)     (519,822)     (4,606,948)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         90,673,103    $938,084,306    14,765,298    $153,047,985
=================================================================================================================================

* Class B shares commenced sales on June 26, 1995.

NOTE 7-FUTURES CONTRACT

On October 31, 1996, $1,738,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at October 31, 1996:

(Contracts--$500 times index/delivery month/commitment)





                                                                                                               UNREALIZED
                                                                                                              APPRECIATION
                                                                                                             (DEPRECIATION)
                                                                                                             --------------
S&P 500 Index/125 contracts/March 97/Buy                                                                        $(51,980)
==========================================================================================================================

                   C      H      A      R      T      E     R

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1996 and the period July 30, 1991 (date operations commenced) through October 31, 1991.

                                                               1996             1995       1994       1993       1992     1991
                                                              -------          -------    -------    -------    ------    -----
Net asset value, beginning of period                          $ 10.66          $  8.93    $  9.48    $  8.38    $ 8.42    $7.92
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
Income from investment operations:
    Net investment income                                        0.24             0.23       0.25       0.19      0.20     0.05
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
    Net gains (losses) on securities (both realized and
       unrealized)                                               1.44             2.07      (0.44)      1.23      0.16     0.45
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
       Total from investment operations                          1.68             2.30      (0.19)      1.42      0.36     0.50
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
Less distributions:
    Dividends from net investment income                        (0.20)           (0.24)     (0.20)     (0.32)    (0.17)      --
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
    Distributions from capital gains                            (0.90)           (0.33)     (0.16)        --     (0.23)      --
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
       Total distributions                                      (1.10)           (0.57)     (0.36)     (0.32)    (0.40)      --
-----------------------------------------------------------   -------          -------    -------    -------    ------    -----
Net asset value, end of period                                $ 11.24          $ 10.66    $  8.93    $  9.48    $ 8.38    $8.42
===========================================================   =======          =======    =======    =======    ======    =====
Total return(a)                                                 17.29%           27.45%     (2.02)%    17.39%     4.53%    6.31%
===========================================================   =======          =======    =======    =======    ======    =====
Net assets, end of period (000s omitted)                      $29,591          $25,538    $21,840    $24,196    $7,800    $ 775
===========================================================   =======          =======    =======    =======    ======    =====
Ratio of expenses to average net assets                          0.69%(b)(c)      0.74%      0.73%      0.79%     0.87%    1.00%(d)
===========================================================   =======          =======    =======    =======    ======    =====
Ratio of net investment income to average net assets             2.24%(b)         1.98%      2.76%      2.26%     2.44%    2.43%(d)
===========================================================   =======          =======    =======    =======    ======    =====
Portfolio turnover rate                                           164%             161%       126%       144%       95%     144%
===========================================================   =======          =======    =======    =======    ======    =====
Average broker commission rate(e)                             $0.0638              N/A        N/A        N/A       N/A      N/A
===========================================================   =======          =======    =======    =======    ======    =====

(a) For periods less than one year, total return is not annualized.

(b) Ratios are based on average daily net assets of $27,200,235. The ratios of expenses and net investment income to average net assets prior to the reduction of advisory fees were 0.70% and 2.23% for 1996.

(c) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(d) Annualized.

(e) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the Mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                   C      H      A      R      T      E     R

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Constellation Fund:

                      We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                   C   O   N   S   T   E  L  L  A  T  I  O  N

AIM CONSTELLATION FUND

For shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-size and smaller emerging growth companies.



ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Constellation Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o  Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
1 Year                       11.81%
3 Years                      17.40
Inception (4/8/92)           19.51
================================================================================

GROWTH OF A $10,000 INVESTMENT

Past performance is no guarantee of comparable future results.


====================================================================================================================
                        AIM CONSTELLATION FUND, INSTITUTIONAL   NASDAQ COMPOSITE INDEX         STANDARD & POOR'S 400
                                                          (In thousands)
--------------------------------------------------------------------------------------------------------------------
4/8/92                               $10,000                          $10,000                         $10,000
10/31/92                              10,797                           10,023                          10,291
10/31/93                              13,938                           12,907                          12,499
10/31/94                              15,045                           12,877                          12,798
10/31/95                              20,173                           17,160                          15,509
10/31/96                              22,556                           20,231                          18,191
====================================================================================================================


                            AIM Constellation Fund

The Managers' Overview

FUND PORTFOLIO RESTRUCTURED
IN CHALLENGING MARKET

A roundtable discussion with the Fund management team for AIM Constellation
Fund for the fiscal year ended October 31, 1996.
--------------------------------------------------------------------------------

Q. THE MARKET HAS FAVORED LARGE-COMPANY STOCKS SINCE OCTOBER 1995. DID THIS AFFECT AIM CONSTELLATION FUND?

A. The market's preference for large-company stocks is evidenced by the 24.08% return for the Standard & Poor's Composite Index of 500 Stocks (S&P 500) compared to the 16.61% total return posted for the Russell 2000 Index of small-company stocks and the 17.35% total return of the Standard & Poor's Mid-Cap Index (S&P 400).
     The Institutional Class's total return of 11.81% for the year ended October 31, 1996, reflected this trend. It also reflects the volatile behavior of the technology sector during the fiscal year, especially during the fall of 1995, when the Fund was heavily invested in technology. From January 1, 1996, through October 31, 1996, the Fund's performance improved--the Fund's total return was 13.63% during that period, vs. 9.03% for the Russell 2000 Index and 12.72% for the S&P 400.

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THESE CHALLENGING MARKET CONDITIONS?

A. Because of its large holdings in technology stocks, the Fund was vulnerable to that sector's broad-based decline in the fall of 1995. When the Fund's fiscal year opened, approximately 40% of its holdings were in such industries as semiconductors, computer peripherals and personal computer makers. By April 1996, that percentage had been reduced to approximately one-fourth of the portfolio, where it was at the close of the fiscal year. Thus, the Fund still had major holdings in the technology sector, but while reducing our exposure in that area, we also changed the nature of those holdings.
     For example, commodity-type semi-conductor producers were suffering from overcapacity and an inability to raise prices. Therefore, we reduced holdings of semiconductors from almost 17% of the portfolio at the opening of the fiscal year to just 2.68% at its close. Of course, the forces working against semiconductor manufacturers buoy personal computer makers like Compaq and Dell, whose component costs decrease as a result. We have retained holdings of both these companies.
     Other thriving areas of the technology sector include companies that specialize in computer networking, such as portfolio holdings 3Com and Cisco Systems, Inc. And the drive to construct larger, more complex networked information systems is fueling growth for service providers who install and/or manage these networks. Computer software/services became our largest industry concentration, approximately 13% of the portfolio at the close of the fiscal year.
     The Fund also benefited from such technology holdings as Intel and Microsoft. New products like the Pentium Pro chip from Intel and Windows NT from Microsoft should help fuel another computer upgrade cycle for corporations. Overall, we are optimistic about the technology sector. It still appears to be the industry of the 1990s.

Q. WHAT OTHER INDUSTRIES DID YOU FIND ATTRACTIVE?

A. The health-care sector continued to provide opportunities, and we selectively expanded positions in retailing and in consumer cyclicals such as textiles.

Q. WHAT AREAS OF THE HEALTH-CARE SECTOR ARE DOING WELL?

A. Pharmaceutical stocks are very attractive. Often it is cheaper to treat a condition with drugs than through other interventions. In addition, a number of promising new medicines are coming to market and biotechnology is beginning to produce products. The portfolio includes Dura Pharmaceuticals, Inc., for instance, which develops treatments for respiratory ailments and has a number of innovative products in the pipeline. Dura's revenues rose 97% this year. Another holding, Cardinal Health, Inc., specializes in pharmaceutical packaging and distribution services to hospitals and other care providers, streamlining the delivery of medicine. Its revenue and operating income are rising.
     Among patient care providers, cost control efforts have produced two trends.
     First, there is an emphasis on less costly alternatives to nursing home care or hospitalization. One example is assisted living centers, where the frail or elderly can live in a homelike atmosphere and receive help with daily tasks. Portfolio holding Manor Care, Inc. has one business unit devoted to this growing industry.


                            AIM Constellation Fund

                                                          The Managers' Overview
================================================================================
PORTFOLIO COMPOSITION

As of 10/31/96

NUMBER OF HOLDINGS: 313

Top 10 Industries                   Top 10 Common Stocks

  1. Computer Software/Services       1. Microsoft Corp.
  2. Retail (Stores)                  2. Intel Corp.
  3. Medical (Patient Services)       3. Cisco Systems, Inc.
  4. Computer Networking              4. 3Com Corp.
  5. Telecommunications               5. Parametric Technology Corp.
  6. Medical (Instruments/Products)   6. HealthSouth Corp.
  7. Finance (Consumer Credit)        7. Sun Microsystems, Inc.
  8. Retail (Food & Drug)             8. Computer Associates International, Inc.
  9. Computers MINI/PCS               9. Cardinal Health, Inc.
 10. Semiconductors                  10. Cascade Communications Corp.
================================================================================

Of course the portfolio's composition is subject to change, and there is no assurance it will continue to hold any particular security.

   A second trend has been consolidation. For example, through a series of strategic acquisitions, portfolio holding HealthSouth Corp. opened its 1,000th location during 1996. HealthSouth operates outpatient surgery and rehabilitation centers as well as inpatient rehabilitation centers.
   A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to fuel demand. A new federal initiative in health-care seems unlikely, which means a more predictable environment for the industry. Additionally, industry consolidation has produced significant cost control and increased efficiency, and can be expected to continue.

Q. FINALLY, THE RETAIL SECTOR--WHAT DID YOU FIND ATTRACTIVE IN THIS AREA?

A. Many analysts are predicting a good Christmas season and New Year for retailers. Consumer confidence is high, bolstered by low unemployment and the absence of inflation. Nevertheless, this sector, like the market in general, has become defensive. Competition is intense. In retailing--and in cyclical consumer products as well--a powerful brand name matters.
     The Fund's holdings in these two areas are mainly high-visibility names, including The Gap, Inc., Home Depot, Inc., Tommy Hilfiger Corp., Nautica Enterprises, Inc., and Gucci Group NV. With us, it's not a sector that's attractive, but rather selected individual companies within a specific sector.
     As the reporting period closed, the portfolio was broadly diversified with 313 holdings. Of course, the portfolio's holdings are subject to change and there is no assurance it will continue to hold any particular security.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. The bull market for stocks marked its sixth year in October, making it the longest in history. Analysts disagree on whether this will continue. Some consider the stock market overpriced after the huge runup in values the past two years. But many companies continue to report favorable earnings, even with a slower rate of growth. Good earnings are the most important indicator of a stock's future performance.
     We have had an unusual four-to-five-year period now when corporate earnings growth has been above the historic average. This fall, we finally saw evidence that the rate of growth has slowed. There also has been a trend back to large-capitalization stocks and away from the smaller-company stocks the market has favored so far during the 1990s. Such shifts in market sentiment occur periodically, and no one can predict when they will happen or how long they will last.
     Because no one can predict the future performance of the market, we intend to remain selective and patient, identifying appropriate holdings for the Fund's portfolio one security at a time. We remain confident that our earnings-driven investment practices can continue to produce very attractive long-term results.

                           ------------------------
                              . . . we intend to
                               remain selective
                           and patient, identifying
                           appropriate holdings for
                             the Fund's portfolio
                           one security at a time.
                           ------------------------

                            AIM Constellation Fund

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                    SHARES            VALUE

DOMESTIC COMMON STOCKS-84.91%

ADVERTISING/BROADCASTING-1.58%

American Radio Systems
  Corp.(a)(b)                          650,000   $     19,825,000
-----------------------------------------------------------------
CanWest Global Communications
  Corp.                              2,250,000         23,906,250
-----------------------------------------------------------------
Chancellor Corp.-Class A(a)(b)         500,000         16,125,000
-----------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                              750,000         54,750,000
-----------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                     787,500         22,837,500
-----------------------------------------------------------------
Jacor Communications, Inc.(a)        1,000,000         28,000,000
-----------------------------------------------------------------
Paxson Communications Corp.(a)       1,000,000          8,875,000
-----------------------------------------------------------------
True North Communications, Inc.        325,700          7,735,375
-----------------------------------------------------------------
                                                      182,054,125
-----------------------------------------------------------------

AUTOMOBILE/TRUCKS PARTS & TIRES-0.12%

Mark IV Industries, Inc.               656,250         14,191,406
-----------------------------------------------------------------

BANKING-0.55%

Bank of Boston Corp.                 1,000,000         64,000,000
-----------------------------------------------------------------

BIOTECHNOLOGY-0.73%

AMGEN Inc.(a)                        1,000,000         61,312,500
-----------------------------------------------------------------
Guidant Corp.                          500,000         23,062,500
-----------------------------------------------------------------
                                                       84,375,000
-----------------------------------------------------------------

BUSINESS SERVICES-0.90%

AccuStaff, Inc.(a)                     500,000         13,375,000
-----------------------------------------------------------------
APAC Teleservices, Inc.(a)             200,000          9,225,000
-----------------------------------------------------------------
Career Horizons, Inc.(a)               350,000         14,218,750
-----------------------------------------------------------------
Corrections Corporation of
  America                              100,100          2,602,600
-----------------------------------------------------------------
CUC International, Inc.(a)             900,000         22,050,000
-----------------------------------------------------------------
Equifax, Inc.                          500,000         14,875,000
-----------------------------------------------------------------
HealthCare COMPARE Corp.(a)            493,900         21,731,600
-----------------------------------------------------------------
Paychex, Inc.                          100,000          5,700,000
-----------------------------------------------------------------
                                                      103,777,950
-----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.52%

Airgas, Inc.(a)                      1,857,400         42,023,675
-----------------------------------------------------------------
IMC Global, Inc.                       500,000         18,750,000
-----------------------------------------------------------------
                                                       60,773,675
-----------------------------------------------------------------

COMPUTER MINI/PCS-2.77%

Compaq Computer Corp.(a)             1,350,000         93,993,750
-----------------------------------------------------------------
Dell Computer Corp.(a)                 900,000         73,237,500
-----------------------------------------------------------------
Rational Software Corp.(a)           1,050,000         40,293,750
-----------------------------------------------------------------
Sun Microsystems, Inc.(a)            1,850,000        112,850,000
-----------------------------------------------------------------
                                                      320,375,000
-----------------------------------------------------------------

COMPUTER NETWORKING-5.83%

ACT Networks, Inc.(a)(b)               500,000         17,125,000
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

COMPUTER NETWORKING-(CONTINUED)

Ascend Communications, Inc.(a)       1,486,800   $     97,199,550
-----------------------------------------------------------------
Auspex Systems, Inc.(a)                311,700          3,194,925
-----------------------------------------------------------------
Cabletron Systems, Inc.(a)           1,000,000         62,375,000
-----------------------------------------------------------------
Cascade Communications Corp.(a)      1,500,000        108,937,500
-----------------------------------------------------------------
Cisco Systems, Inc.(a)               2,500,000        154,687,500
-----------------------------------------------------------------
FORE Systems, Inc.(a)                1,650,000         65,587,500
-----------------------------------------------------------------
Shiva Corp.(a)                         212,400          8,708,400
-----------------------------------------------------------------
Sync Research, Inc.(a)(b)              500,000          6,625,000
-----------------------------------------------------------------
3Com Corp.(a)                        2,000,000        135,250,000
-----------------------------------------------------------------
Xircom, Inc.(a)                        662,200         13,409,550
-----------------------------------------------------------------
                                                      673,099,925
-----------------------------------------------------------------

COMPUTER PERIPHERALS-1.39%

Adaptec, Inc.(a)                       500,000         30,437,500
-----------------------------------------------------------------
American Power Conversion
  Corp.(a)                             563,300         12,040,537
-----------------------------------------------------------------
Microchip Technology, Inc.(a)        1,000,050         36,251,812
-----------------------------------------------------------------
U.S. Robotics Corp.(a)               1,300,000         81,737,500
-----------------------------------------------------------------
                                                      160,467,349
-----------------------------------------------------------------

COMPUTER
  SOFTWARE/SERVICES-12.85%

Affiliated Computer Services,
  Inc.(a)                              245,600         13,508,000
-----------------------------------------------------------------
BISYS Group, Inc. (The)(a)             463,200         17,254,200
-----------------------------------------------------------------
BMC Software, Inc.(a)                1,000,000         83,000,000
-----------------------------------------------------------------
Cadence Design Systems, Inc.(a)        500,000         18,250,000
-----------------------------------------------------------------
Ceridian Corp.(a)                    1,000,000         49,625,000
-----------------------------------------------------------------
Computer Associates
  International, Inc.                1,875,000        110,859,375
-----------------------------------------------------------------
Computer Sciences Corp.(a)             700,000         51,975,000
-----------------------------------------------------------------
Compuware Corp.(a)                   1,000,000         52,750,000
-----------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              510,000          8,542,500
-----------------------------------------------------------------
DST Systems, Inc.(a)                 1,000,000         30,750,000
-----------------------------------------------------------------
Electronic Arts, Inc.(a)               850,000         31,875,000
-----------------------------------------------------------------
First Data Corp.                       600,000         47,850,000
-----------------------------------------------------------------
HBO & Co.                            1,000,000         60,125,000
-----------------------------------------------------------------
HPR, Inc.(a)                           500,000          7,000,000
-----------------------------------------------------------------
IDX Systems Corp.(a)                   306,900          9,053,550
-----------------------------------------------------------------
Integrated Systems, Inc.(a)            428,700         11,574,900
-----------------------------------------------------------------
Intuit, Inc.(a)                        750,000         20,250,000
-----------------------------------------------------------------
McAfee Associates, Inc.(a)           1,524,200         69,351,100
-----------------------------------------------------------------
Metromail Corp.                        500,000          9,187,500
-----------------------------------------------------------------
Microsoft Corp.(a)                   2,000,000        274,500,000
-----------------------------------------------------------------
National Data Corp.                    600,000         24,675,000
-----------------------------------------------------------------
Network General Corp.(a)(b)          2,185,000         52,713,125
-----------------------------------------------------------------
Oracle Corp.(a)                      2,499,950        105,779,134
-----------------------------------------------------------------
Parametric Technology Corp.(a)       2,400,000        117,300,000
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Physician Computer Network, Inc.(a)  1,500,000   $     13,406,250
-----------------------------------------------------------------
Pure Atria Corp.(a)                     57,700          1,572,325
-----------------------------------------------------------------
Sterling Commerce, Inc.(a)           1,696,300         47,708,438
-----------------------------------------------------------------
Sterling Software, Inc.(a)             500,000         16,250,000
-----------------------------------------------------------------
Structural Dynamics Research
  Corp.(a)                           1,100,000         19,525,000
-----------------------------------------------------------------
SunGard Data Systems Inc.(a)           530,000         22,657,500
-----------------------------------------------------------------
Synopsys, Inc.(a)                    1,500,000         67,500,000
-----------------------------------------------------------------
Tecnomatix Technologies Ltd.(a)        329,500          5,725,063
-----------------------------------------------------------------
Transition Systems, Inc.(a)             33,300            316,350
-----------------------------------------------------------------
Wind River Systems(a)                  300,000         12,750,000
-----------------------------------------------------------------
                                                    1,485,159,310
-----------------------------------------------------------------

CONGLOMERATES-0.63%

Corning, Inc.                        1,000,000         38,750,000
-----------------------------------------------------------------
Tyco International Ltd.                411,982         20,444,606
-----------------------------------------------------------------
U.S. Industries, Inc.(a)               500,000         13,500,000
-----------------------------------------------------------------
                                                       72,694,606
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.04%

AMETEK, Inc.                           200,000          3,975,000
-----------------------------------------------------------------
Berg Electronics Corp.(a)              500,000         14,125,000
-----------------------------------------------------------------
BMC Industries, Inc.                   500,000         14,812,500
-----------------------------------------------------------------
Checkpoint Systems, Inc.(a)            450,000         10,068,750
-----------------------------------------------------------------
Methode Electronics, Inc.-Class A      450,000          8,775,000
-----------------------------------------------------------------
Molex, Inc.-Class A                    234,375          7,587,890
-----------------------------------------------------------------
SCI Systems, Inc.(a)                   500,000         24,875,000
-----------------------------------------------------------------
Symbol Technologies, Inc.(a)           600,000         26,925,000
-----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)     300,000          9,075,000
-----------------------------------------------------------------
                                                      120,219,140
-----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.11%

Imperial Credit Industries, Inc.(a)    700,000         12,687,500
-----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.20%

Aames Financial Corp.                  309,100         13,793,587
-----------------------------------------------------------------
Beneficial Corp.                       400,000         23,400,000
-----------------------------------------------------------------
Capital One Financial Corp.          1,500,000         46,687,500
-----------------------------------------------------------------
Cityscape Financial Corp.(a)           474,300         12,213,225
-----------------------------------------------------------------
Concord EFS, Inc.(a)                    97,100          2,815,900
-----------------------------------------------------------------
Credit Acceptance Corp.(a)           1,128,800         30,477,600
-----------------------------------------------------------------
First USA, Inc.                        400,000         23,000,000
-----------------------------------------------------------------
Green Tree Financial Corp.           2,150,000         85,193,750
-----------------------------------------------------------------
Household International, Inc.          650,000         57,525,000
-----------------------------------------------------------------
MBNA Corp.                           1,500,000         56,625,000
-----------------------------------------------------------------
Money Store, Inc. (The)              1,250,000         32,187,500
-----------------------------------------------------------------
Olympic Financial Ltd.(a)            1,431,200         22,720,300
-----------------------------------------------------------------
PMT Services, Inc.(a)                  553,500         11,070,000
-----------------------------------------------------------------
Southern Pacific Funding Corp.(a)      116,100          3,657,150
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

FINANCE (CONSUMER CREDIT)-(CONTINUED)

Student Loan Marketing Association     450,000   $     37,237,500
-----------------------------------------------------------------
SunAmerica, Inc.                       700,000         26,250,000
-----------------------------------------------------------------
                                                      484,854,012
-----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.17%

Washington Mutual, Inc.                458,400         19,367,400
-----------------------------------------------------------------

FOOD/PROCESSING-0.25%

Richfood Holdings, Inc.              1,182,100         28,518,163
-----------------------------------------------------------------

FUNERAL SERVICES-0.96%

Service Corp. International          3,000,000         85,500,000
-----------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      750,000         25,687,500
-----------------------------------------------------------------
                                                      111,187,500
-----------------------------------------------------------------

FURNITURE-0.26%

Leggett & Platt, Inc.                1,000,000         29,875,000
-----------------------------------------------------------------

GAMING-0.75%

GTECH Holdings Corp.(a)                750,000         22,125,000
-----------------------------------------------------------------
International Game Technology        1,875,000         39,609,375
-----------------------------------------------------------------
Trump Hotels & Casino Resorts,
  Inc.(a)(b)                         1,540,800         24,460,200
-----------------------------------------------------------------
                                                       86,194,575
-----------------------------------------------------------------

HOMEBUILDING-0.06%

Oakwood Homes Corp.                    250,000          6,625,000
-----------------------------------------------------------------

HOTELS/MOTELS-1.40%

Doubletree Corp.(a)                    652,800         26,479,200
-----------------------------------------------------------------
HFS, Inc.(a)                         1,200,000         87,900,000
-----------------------------------------------------------------
Promus Hotel Corp.(a)                  650,000         20,637,500
-----------------------------------------------------------------
Sun International Hotels Ltd.(a)       560,300         26,474,175
-----------------------------------------------------------------
                                                      161,490,875
-----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.64%

Compdent Corp.(a)(b)                   700,000         24,062,500
-----------------------------------------------------------------
Conseco, Inc.                          500,000         26,750,000
-----------------------------------------------------------------
RISCORP, Inc.-Class A(a)               172,300            861,500
-----------------------------------------------------------------
United Companies Financial Corp.       750,000         22,406,250
-----------------------------------------------------------------
                                                       74,080,250
-----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-1.02%

CapMAC Holdings Inc.(b)                850,000         28,368,750
-----------------------------------------------------------------
MGIC Investment Corp.                1,250,000         85,781,250
-----------------------------------------------------------------
Progressive Corp.                       44,900          3,086,875
-----------------------------------------------------------------
                                                      117,236,875
-----------------------------------------------------------------

LEISURE & RECREATION-0.98%

Callaway Golf Co.                    1,250,000         38,281,250
-----------------------------------------------------------------
Harley-Davidson, Inc.                1,000,000         45,125,000
-----------------------------------------------------------------
Mattel, Inc.                           625,000         18,046,875
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

LEISURE & RECREATION-(CONTINUED)

Speedway Motorsports, Inc.(a)          511,200   $     11,693,700
-----------------------------------------------------------------
                                                      113,146,825
-----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.35%

Pentair, Inc.                          500,000         12,625,000
-----------------------------------------------------------------
Thermo Electron Corp.(a)               750,000         27,375,000
-----------------------------------------------------------------
                                                       40,000,000
-----------------------------------------------------------------

MEDICAL (DRUGS)-1.51%

Cardinal Health, Inc.                1,400,000        109,900,000
-----------------------------------------------------------------
Curative Technologies, Inc.(a)         265,000          6,028,750
-----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          250,000          8,625,000
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       750,000         21,843,750
-----------------------------------------------------------------
Jones Medical Industries, Inc.         402,350         17,502,225
-----------------------------------------------------------------
Parexel International Corp.(a)         217,100         10,637,900
-----------------------------------------------------------------
                                                      174,537,625
-----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-7.66%

American HomePatient Inc.(a)(b)        750,000         17,812,500
-----------------------------------------------------------------
American Medical Response, Inc.(a)     300,000          9,000,000
-----------------------------------------------------------------
American Oncology Resources, Inc.(a)   336,900          2,695,200
-----------------------------------------------------------------
Apria Healthcare Group, Inc.(a)(b)   1,750,000         33,468,750
-----------------------------------------------------------------
ClinTrials Research Inc.(a)            243,300          9,032,513
-----------------------------------------------------------------
Columbia/HCA Healthcare Corp.        2,625,000         93,843,750
-----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)     1,000,000         22,875,000
-----------------------------------------------------------------
Health Care and Retirement Corp.(a)  2,250,000         55,406,250
-----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                    2,999,987         65,999,714
-----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 3,071,000        115,162,500
-----------------------------------------------------------------
Lincare Holdings, Inc.(a)            1,000,000         37,500,000
-----------------------------------------------------------------
Manor Care, Inc.                     1,000,000         39,250,000
-----------------------------------------------------------------
MedPartners, Inc.(a)                   800,000         16,900,000
-----------------------------------------------------------------
OccuSystems, Inc.(a)                   430,000         11,771,250
-----------------------------------------------------------------
OrNda HealthCorp(a)                  2,000,000         54,500,000
-----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              524,200          7,535,375
-----------------------------------------------------------------
Oxford Health Plans, Inc.(a)         1,498,600         68,186,300
-----------------------------------------------------------------
PhyCor, Inc.(a)                      1,050,000         32,550,000
-----------------------------------------------------------------
Physicians Resource Group, Inc.(a)     500,000         13,500,000
-----------------------------------------------------------------
Quorum Health Group, Inc.(a)           600,000         16,200,000
-----------------------------------------------------------------
Tenet Healthcare Corp.(a)            2,250,000         46,968,750
-----------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)     550,000         21,450,000
-----------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                    1,350,000         33,750,000
-----------------------------------------------------------------
Vencor, Inc.(a)                      2,000,000         59,250,000
-----------------------------------------------------------------
                                                      884,607,852
-----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-4.32%

Advanced Technology
  Laboratories, Inc.(a)                650,000         19,825,000
-----------------------------------------------------------------
Boston Scientific Corp.(a)           1,014,552         55,166,265
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

MEDICAL INSTRUMENTS/PRODUCTS-(CONTINUED)

CardioThoracic Systems, Inc.(a)        250,000   $      4,750,000
-----------------------------------------------------------------
Dentsply International, Inc.           550,000         23,168,750
-----------------------------------------------------------------
Gulf South Medical Supply,
  Inc.(a)(b)                         1,160,400         25,528,800
-----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)          1,000,000         39,250,000
-----------------------------------------------------------------
Invacare Corp.                         885,200         24,785,600
-----------------------------------------------------------------
Medtronic, Inc.                        500,000         32,187,500
-----------------------------------------------------------------
Nellcor Puritan Bennett, Inc.(a)       500,000          9,750,000
-----------------------------------------------------------------
Omnicare, Inc.                       2,000,000         54,500,000
-----------------------------------------------------------------
Physician Sales & Service, Inc.(a)     750,000         15,937,500
-----------------------------------------------------------------
Quintiles Transnational Corp.(a)       500,000         32,875,000
-----------------------------------------------------------------
Spine-Tech, Inc.(a)                     57,600          1,454,400
-----------------------------------------------------------------
St. Jude Medical, Inc.(a)              780,200         30,817,900
-----------------------------------------------------------------
Steris Corp.(a)                        825,000         31,143,750
-----------------------------------------------------------------
Sybron International Corp.(a)        2,000,000         58,250,000
-----------------------------------------------------------------
Target Therapeutics, Inc.(a)           225,000          8,325,000
-----------------------------------------------------------------
US Surgical Corp.                      750,000         31,406,250
-----------------------------------------------------------------
                                                      499,121,715
-----------------------------------------------------------------

OFFICE PRODUCTS-0.52%

Avery Dennison Corp.                   300,000         19,762,500
-----------------------------------------------------------------
Reynolds & Reynolds Co.-Class A      1,517,100         40,013,513
-----------------------------------------------------------------
                                                       59,776,013
-----------------------------------------------------------------

OIL & GAS (DRILLING)-0.35%

Reading & Bates Corp.(a)             1,400,000         40,250,000
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.52%

Burlington Resources, Inc.             750,000         37,781,250
-----------------------------------------------------------------
Transocean Offshore Inc.               350,000         22,137,500
-----------------------------------------------------------------
                                                       59,918,750
-----------------------------------------------------------------
OIL & GAS (SERVICES)-0.52%

Camco International, Inc.              613,700         23,780,875
-----------------------------------------------------------------
Global Marine, Inc.(a)               2,000,000         36,750,000
-----------------------------------------------------------------
                                                       60,530,875
-----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.18%

Baker Hughes, Inc.                   1,000,000         35,625,000
-----------------------------------------------------------------
Cooper Cameron Corp.(a)                 27,500          1,756,563
-----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)   1,000,000         60,875,000
-----------------------------------------------------------------
ENSCO International, Inc.(a)           750,000         32,437,500
-----------------------------------------------------------------
Marine Drilling Co., Inc.(a)         2,000,000         27,750,000
-----------------------------------------------------------------
Pride Petroleum Services, Inc.(a)      518,700          9,077,250
-----------------------------------------------------------------
Rowan Co., Inc.(a)                   1,300,000         29,087,500
-----------------------------------------------------------------
Smith International, Inc.(a)           750,000         28,500,000
-----------------------------------------------------------------
Varco International, Inc.(a)         1,326,100         26,190,475
-----------------------------------------------------------------
                                                      251,299,288
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

POLLUTION CONTROL-0.51%

United Waste Systems, Inc.(a)          592,200   $     20,356,875
-----------------------------------------------------------------
US Filter Corp.(a)                     206,000          7,107,000
-----------------------------------------------------------------
USA Waste Services, Inc.(a)          1,000,000         32,000,000
-----------------------------------------------------------------
                                                       59,463,875
-----------------------------------------------------------------

PUBLISHING-0.28%

Gartner Group, Inc.(a)                 608,200         18,702,150
-----------------------------------------------------------------
Times Mirror Co. (The)                 300,000         13,875,000
-----------------------------------------------------------------
                                                       32,577,150
-----------------------------------------------------------------

RESTAURANTS-1.30%

Apple South, Inc.                      500,000          5,875,000
-----------------------------------------------------------------
Applebee's International, Inc.         843,600         20,562,750
-----------------------------------------------------------------
Brinker International, Inc.(a)       1,400,000         23,800,000
-----------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc.                          500,000         10,187,500
-----------------------------------------------------------------
Lone Star Steakhouse & Saloon,
  Inc.(a)                            1,250,000         32,031,250
-----------------------------------------------------------------
Outback Steakhouse, Inc.(a)            750,000         17,390,625
-----------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(a)                      750,000         15,562,500
-----------------------------------------------------------------
Starbucks Corp.(a)                     750,000         24,375,000
-----------------------------------------------------------------
                                                      149,784,625
-----------------------------------------------------------------

RETAIL (FOOD & DRUG)-3.13%

American Stores Co.                  1,000,000         41,375,000
-----------------------------------------------------------------
Eckerd Corp.(a)                      1,262,800         35,042,700
-----------------------------------------------------------------
Kroger Co. (The)(a)                  1,200,000         53,550,000
-----------------------------------------------------------------
Revco D.S., Inc.(a)                  1,000,000         30,125,000
-----------------------------------------------------------------
Safeway, Inc.(a)                     2,000,000         85,750,000
-----------------------------------------------------------------
Thrifty PayLess Holdings, Inc.(a)    1,513,800         32,357,475
-----------------------------------------------------------------
Vons Companies, Inc. (The)           1,500,000         83,062,500
-----------------------------------------------------------------
                                                      361,262,675
-----------------------------------------------------------------

RETAIL (STORES)-10.61%

AutoZone, Inc.(a)                    1,500,000         38,437,500
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)           1,000,000         25,250,000
-----------------------------------------------------------------
Boise Cascade Office Products
  Corp.(a)                             293,100          5,568,900
-----------------------------------------------------------------
CDW Computer Centers, Inc.(a)          650,000         40,909,373
-----------------------------------------------------------------
Claire's Stores, Inc.                  400,000          6,800,000
-----------------------------------------------------------------
CompUSA, Inc.(a)                     1,000,000         46,250,000
-----------------------------------------------------------------
Consolidated Stores Corp.(a)         1,600,000         61,800,000
-----------------------------------------------------------------
Corporate Express, Inc.(a)           1,090,000         35,561,250
-----------------------------------------------------------------
Dayton Hudson Corp.                  1,500,000         51,937,500
-----------------------------------------------------------------
Dillard Department Stores, Inc.        500,000         15,875,000
-----------------------------------------------------------------
Dollar General Corp.                 1,087,093         30,166,830
-----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            600,000         22,650,000
-----------------------------------------------------------------
Finish Line, Inc. (The) Class A(a)     422,700         17,964,750
-----------------------------------------------------------------
Gap, Inc. (The)                      1,000,000         29,000,000
-----------------------------------------------------------------
Global DirectMail Corp.(a)             700,000         34,475,000
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

RETAIL (STORES)-(CONTINUED)

Gymboree Corp.(a)(b)                 1,447,000   $     45,218,750
-----------------------------------------------------------------
Home Depot, Inc.                       100,000          5,475,000
-----------------------------------------------------------------
Jones Apparel Group, Inc.(a)           600,000         18,750,000
-----------------------------------------------------------------
Kohl's Corp.(a)                        838,600         30,189,600
-----------------------------------------------------------------
Lowe's Co., Inc.                     1,000,000         40,375,000
-----------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)    1,075,050         22,172,906
-----------------------------------------------------------------
Meyer (Fred), Inc.(a)                  700,000         24,587,500
-----------------------------------------------------------------
Micro Warehouse, Inc.(a)             1,250,000         28,750,000
-----------------------------------------------------------------
Neiman Marcus Group, Inc. (The)(a)     300,000          9,787,500
-----------------------------------------------------------------
Oakley, Inc.(a)                      2,000,000         29,750,000
-----------------------------------------------------------------
Pep Boys-Manny, Moe & Jack           1,250,000         43,750,000
-----------------------------------------------------------------
Petco Animal Supplies, Inc.(a)(b)      675,000         15,862,500
-----------------------------------------------------------------
PETsMART, Inc.(a)                    2,000,000         54,000,000
-----------------------------------------------------------------
Ross Stores, Inc.                      437,200         18,143,800
-----------------------------------------------------------------
Saks Holdings, Inc.(a)                 272,900          9,551,500
-----------------------------------------------------------------
Sports Authority, Inc. (The)(a)      1,500,000         36,375,000
-----------------------------------------------------------------
Staples, Inc.(a)                     4,000,000         74,500,000
-----------------------------------------------------------------
Sunglass Hut International, Inc.(a)    628,900          5,581,489
-----------------------------------------------------------------
Tech Data Corp.(a)                   1,500,000         38,625,000
-----------------------------------------------------------------
Tiffany & Co.                          758,900         28,079,300
-----------------------------------------------------------------
TJX Companies, Inc.                    750,000         30,000,000
-----------------------------------------------------------------
Toys "R" Us, Inc.(a)                 2,000,000         67,750,000
-----------------------------------------------------------------
Viking Office Products, Inc.(a)      2,500,000         72,812,500
-----------------------------------------------------------------
Williams-Sonoma, Inc.(a)               500,000         13,750,000
-----------------------------------------------------------------
                                                    1,226,483,448
-----------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.08%

Input/Output, Inc.(a)                  300,000          8,925,000
-----------------------------------------------------------------

SEMICONDUCTORS-2.68%

Altera Corp.(a)                        750,000         46,500,000
-----------------------------------------------------------------
Intel Corp.                          2,200,000        241,725,000
-----------------------------------------------------------------
Solectron Corp.(a)                     300,000         16,050,000
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         150,000          4,781,250
-----------------------------------------------------------------
                                                      309,056,250
-----------------------------------------------------------------

SHOES & RELATED APPAREL-1.08%

Nike, Inc.-Class B                   1,000,000         58,875,000
-----------------------------------------------------------------
Nine West Group, Inc.(a)             1,100,000         54,862,500
-----------------------------------------------------------------
Wolverine World Wide, Inc.             450,000         11,137,500
-----------------------------------------------------------------
                                                      124,875,000
-----------------------------------------------------------------

TELECOMMUNICATIONS-5.33%

ACC Corp.                              358,350         15,229,875
-----------------------------------------------------------------
ADC Telecommunications, Inc.(a)      1,500,000        102,562,500
-----------------------------------------------------------------
Allen Group, Inc.                      596,700          9,472,613
-----------------------------------------------------------------
Andrew Corp.(a)                      1,750,000         85,312,500
-----------------------------------------------------------------
Aspect Telecommunications Corp.(a)     550,000         32,725,000
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                                      MARKET
                                    SHARES            VALUE

TELECOMMUNICATIONS-(CONTINUED)

Billing Information Concepts(a)        400,000   $     10,450,000
-----------------------------------------------------------------
Frontier Corp.                       1,000,000         29,000,000
-----------------------------------------------------------------
MCI Communications Corp.             2,000,000         50,250,000
-----------------------------------------------------------------
PairGain Technologies, Inc.(a)       1,366,100         94,090,138
-----------------------------------------------------------------
PictureTel Corp.(a)                    500,000         13,500,000
-----------------------------------------------------------------
Premiere Technologies, Inc.(a)          50,300            817,375
-----------------------------------------------------------------
Premisys Communications, Inc.(a)       500,000         25,000,000
-----------------------------------------------------------------
QUALCOMM, Inc.(a)                      600,000         23,850,000
-----------------------------------------------------------------
Tellabs, Inc.(a)                       800,000         68,100,000
-----------------------------------------------------------------
U.S. Long Distance Corp.(a)            343,300          2,875,138
-----------------------------------------------------------------
United States Satellite
  Broadcasting Company, Inc.(a)        412,100          6,645,112
-----------------------------------------------------------------
Western Wireless Corp.-Class
  A(a)(b)                              550,000          9,075,000
-----------------------------------------------------------------
WorldCom, Inc.(a)                    1,500,000         36,562,500
-----------------------------------------------------------------
                                                      615,517,751
-----------------------------------------------------------------

TELEPHONE-0.23%

Century Telephone Enterprises, Inc.     55,700          1,789,363
-----------------------------------------------------------------
Cincinnati Bell, Inc.                  500,000         24,687,500
-----------------------------------------------------------------
                                                       26,476,863
-----------------------------------------------------------------

TEXTILES-1.78%

Designer Holdings Ltd.(a)              250,000          4,781,250
-----------------------------------------------------------------
Liz Claiborne, Inc.                  1,250,000         52,812,500
-----------------------------------------------------------------
Nautica Enterprises, Inc.(a)         1,200,000         36,900,000
-----------------------------------------------------------------
Russell Corp.                        1,000,000         28,375,000
-----------------------------------------------------------------
Tommy Hilfiger Corp.(a)              1,000,000         52,000,000
-----------------------------------------------------------------
Unifi, Inc.                            978,600         30,458,926
-----------------------------------------------------------------
                                                      205,327,676
-----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.16%

AirNet Systems, Inc.(a)                560,000          7,280,000
-----------------------------------------------------------------
Rural/Metro Corp.(a)                   300,000         10,950,000
-----------------------------------------------------------------
                                                       18,230,000
-----------------------------------------------------------------

TRUCKING-0.10%

USFreightways Corp.                    550,000         12,031,250
-----------------------------------------------------------------
    Total Domestic Common Stocks                    9,806,505,142
-----------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-3.85%

CANADA-0.73%

Agrium, Inc. (Chemicals)               891,100         11,918,463
-----------------------------------------------------------------
Newbridge Networks Corp.
  (Computer Networking)(a)           1,500,000         47,437,500
-----------------------------------------------------------------
Potash Corp. of Saskatchewan
  Inc. (Metals-Miscellaneous)          350,000         24,806,250
-----------------------------------------------------------------
                                                       84,162,213
-----------------------------------------------------------------

FRANCE-0.12%

Roussel-Uclaf (Medical-Drugs)           50,580         13,385,768
-----------------------------------------------------------------

                                                      MARKET
                                    SHARES            VALUE

IRELAND-0.50%

CBT Group PLC-ADR (Computer
  Software/Services)(a)                 49,400   $      2,717,000
-----------------------------------------------------------------
Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                 2,000,000         55,500,000
-----------------------------------------------------------------
                                                       58,217,000
-----------------------------------------------------------------

ISRAEL-0.30%

ECI Telecommunications Ltd.
  Designs (Computer Networking)(a)   1,250,000         25,000,000
-----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)             225,000          9,421,875
-----------------------------------------------------------------
                                                       34,421,875
-----------------------------------------------------------------

ITALY-0.30%

Fila Holding S.p.A.-ADR
  (Retail/Stores)                      425,000         30,600,000
-----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)               1,074,000          2,214,550
-----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)               1,074,000          2,401,456
-----------------------------------------------------------------
                                                       35,216,006
-----------------------------------------------------------------

NETHERLANDS-0.54%

Baan Co. N.V. (Computer
  Software/Services)(a)                800,000         29,600,000
-----------------------------------------------------------------
Gucci Group NV-ADR (Textiles)          385,000         26,565,000
-----------------------------------------------------------------
Ver Ned Uitgever Bezit (Publishing)    328,500          5,963,223
-----------------------------------------------------------------
                                                       62,128,223
-----------------------------------------------------------------

SWEDEN-0.54%

Telefonaktiebolaget LM
  Ericsson-ADR (Telecommunications)  2,250,000         62,156,250
-----------------------------------------------------------------

SWITZERLAND-0.05%

Ciba-Geigy AG (Chemicals)                5,000          6,159,018
-----------------------------------------------------------------

UNITED KINGDOM-0.77%

Burton Group PLC (Retail-Stores)     2,700,000          6,558,838
-----------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                1,937,500         76,773,438
-----------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                          390,000          5,608,154
-----------------------------------------------------------------
                                                       88,940,430
-----------------------------------------------------------------
    Total Foreign Stocks &
      Other Equity Interests                          444,786,783
-----------------------------------------------------------------


                                   PRINCIPAL
                                    AMOUNT

CONVERTIBLE CORPORATE
  BONDS-0.07%

FINANCE (CONSUMER CREDIT)-0.07%

Cityscape Financial Corp.,
  Conv. Sub. Deb.
  6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96;
  Cost $10,090,613)(c)           $   7,815,000          8,252,260
-----------------------------------------------------------------
      Total Convertible
        Corporate Bonds                                 8,252,260
-----------------------------------------------------------------

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                                   PRINCIPAL          MARKET
                                    AMOUNT            VALUE

REPURCHASE AGREEMENTS-5.65%(d)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(e)             $  38,201,444   $     38,201,444
-----------------------------------------------------------------
SBC Capital Markets Inc.,
  5.55%, 11/01/96(f)               179,000,000        179,000,000
-----------------------------------------------------------------
Smith Barney Shearson Inc.,
  5.60%, 11/01/96(g)               173,000,000        173,000,000
-----------------------------------------------------------------
UBS Securities Inc., 5.60%,
  11/01/96(h)                      262,043,993        262,003,237
-----------------------------------------------------------------
      Total Repurchase Agreements                     652,204,681
-----------------------------------------------------------------
                                   PRINCIPAL          MARKET
                                    AMOUNT            VALUE

U.S. TREASURY SECURITIES-5.42%

U.S. TREASURY BILLS-5.42%(i)

5.18%, 12/26/96(j)               $ 208,115,000   $    206,624,896
-----------------------------------------------------------------
5.05%, 01/02/97(j)                 387,710,000        384,542,409
-----------------------------------------------------------------
4.53%, 02/06/97                     35,000,000         34,536,950
-----------------------------------------------------------------
      Total U.S. Treasury
         Securities                                   625,704,255
-----------------------------------------------------------------
TOTAL INVESTMENTS-99.90%                           11,537,453,121
-----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.10%                                    11,087,841
-----------------------------------------------------------------
NET ASSETS-100.00%                               $ 11,548,540,962
=================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of October 31, 1996 was $358,443,781 which represented 3.10% of the Fund's net assets.

(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at October 31, 1996 was $8,252,260, which represents 0.07% of net assets.

(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.

(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations 0% to 9.125% due 11/30/96 to 10/31/01.

(g) Joint repurchase agreement entered into 10/31/96 with a maturing value of $200,031,111. Collateralized by $254,910,124 U.S. Treasury obligations, 0% to 9.50% due 11/15/96 to 09/01/34.

(h) Joint repurchase agreement entered into 10/31/96 with a maturing value of $300,046,667. Collateralized by $609,995,215 U.S. Government agency obligations 0% to 11.00% due 05/01/09 to 03/01/33.

(i) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(j) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 6.

Abbreviations:

ADR-American Depository Receipt
Conv.-Convertible
Deb.-Debentures
Sub.-Subordinated

See Notes to Financial Statements.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996


ASSETS:

Investments, at market value
  (cost $8,806,097,768)                   $11,537,453,121
---------------------------------------------------------
Foreign currencies, at market value
  (cost $26,216)                                   26,258
---------------------------------------------------------
Receivables for:
  Investments sold                             15,784,521
---------------------------------------------------------
  Capital stock sold                           46,649,903
---------------------------------------------------------
  Dividends and interest                        2,142,548
---------------------------------------------------------
  Variation margin                              6,284,875
---------------------------------------------------------
Investment for deferred compensation
  plan                                             63,878
---------------------------------------------------------
Other assets                                       58,196
---------------------------------------------------------
      Total assets                         11,608,463,300
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        30,867,907
---------------------------------------------------------
  Capital stock reacquired                     16,227,770
---------------------------------------------------------
  Deferred compensation                            63,878
---------------------------------------------------------
Accrued advisory fees                           6,018,167
---------------------------------------------------------
Accrued administrative services fees               19,531
---------------------------------------------------------
Accrued directors' fees                             4,297
---------------------------------------------------------
Accrued distribution fees                       2,890,747
---------------------------------------------------------
Accrued transfer agent fees                     2,020,918
---------------------------------------------------------
Accrued operating expenses                      1,809,123
---------------------------------------------------------
      Total liabilities                        59,922,338
---------------------------------------------------------
Net assets applicable to shares
  outstanding                             $11,548,540,962
=========================================================

NET ASSETS:

Class A                                   $11,255,506,428
---------------------------------------------------------
Institutional Class                       $   293,034,534
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 441,753,223
=========================================================

Institutional Class:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                  11,265,330
=========================================================

CLASS A:

  Net asset value and redemption price
    per share                             $         25.48
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.48
      divided by 94.50%)                  $         26.96
=========================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and
    redemption price per share            $         26.01
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996


INVESTMENT INCOME:

Dividends (net of $366,503 foreign
  withholding tax)                         $   21,861,327
---------------------------------------------------------
Interest                                       60,273,163
---------------------------------------------------------
    Total investment income                    82,134,490
---------------------------------------------------------
EXPENSES:

Advisory fees                                  59,483,795
---------------------------------------------------------
Administrative service fees                       212,800
---------------------------------------------------------
Custodian fees                                    611,167
---------------------------------------------------------
Directors' fees                                    54,355
---------------------------------------------------------
Distribution fees-Class A                      27,788,170
---------------------------------------------------------
Transfer agent fees-Class A                    17,524,711
---------------------------------------------------------
Transfer agent fees-Institutional Class            16,972
---------------------------------------------------------
Other                                           3,499,379
---------------------------------------------------------
      Total expenses                          109,191,349
---------------------------------------------------------
Less: Fees waived by advisor                   (1,869,383)
---------------------------------------------------------
    Expenses paid indirectly                     (144,866)
---------------------------------------------------------
      Net expenses                            107,177,100
---------------------------------------------------------
Net investment income (loss)                  (25,042,610)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       347,014,327
---------------------------------------------------------
  Foreign currencies                             (475,360)
---------------------------------------------------------
  Futures contracts                            47,580,962
---------------------------------------------------------
                                              394,119,929
---------------------------------------------------------
Unrealized appreciation of:
  Investment securities                       651,403,520
---------------------------------------------------------
  Foreign currencies                              146,156
---------------------------------------------------------
  Futures contracts                            21,195,970
---------------------------------------------------------
                                              672,745,646
---------------------------------------------------------
      Net gain on investment securities,
         foreign currencies and futures
         contracts                          1,066,865,575
---------------------------------------------------------
Net increase in net assets resulting
  from operations                          $1,041,822,965
=========================================================

See Notes to Financial Statements.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                             1996                1995
OPERATIONS:

  Net investment income (loss)                                                          $   (25,042,610)    $  (16,016,980)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                                                394,119,929        237,427,697
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies and futures contracts                                                672,745,646      1,307,034,097
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                               1,041,822,965      1,528,444,814
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (233,242,373)      (107,823,749)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (4,789,469)        (1,218,145)
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                 3,470,281,071      1,878,176,040
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                       135,200,711         75,813,810
--------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                         4,409,272,905      3,373,392,770
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     7,139,268,057      3,765,875,287
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                                         $11,548,540,962     $7,139,268,057
==========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                            $ 8,408,805,783     $4,828,771,443
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                   (124,538)           (54,010)
--------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign currencies
    and futures contracts                                                                   388,200,602        231,637,155
--------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies and futures
    contracts                                                                             2,751,659,115      2,078,913,469
--------------------------------------------------------------------------------------------------------------------------
                                                                                        $11,548,540,962     $7,139,268,057
==========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having

                   C   O   N   S   T   E  L  L  A  T  I  O  N

   60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996, $475,360 was reclassified from undistributed net realized gains to undistributed net investment income (loss) as a result of differing book/tax treatments on foreign currency transactions. In addition, $25,447,442 was reclassified from undistributed net investment income (loss) to paid-in capital as a result of a net operating tax loss. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.
E. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntary waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1996, AIM waived fees of $1,869,383. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $212,800 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the year ended October 31, 1996, AFS was paid $8,671,663 for such services. During the year ended October 31, 1996, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $16,972 for shareholder and transfer agency services.
  The Fund received reductions in transfer agency fees of $132,361 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $12,505 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of Fund's total expenses of $144,866 during the year ended October 31, 1996.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-l under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the year ended October 31, 1996, the Class A shares paid AIM Distributors $27,788,170 as compensation under the Plan.
  AIM Distributors received commissions of $19,558,836 from Class A capital stock transactions during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996 the Fund paid legal fees of $21,521 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $83,000,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996 was $7,936,731,509 and $5,239,321,023, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                                          $3,001,882,643
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                            (273,922,974)
-------------------------------------------------------------------------------
Net unrealized appreciation of
  investment securities                                          $2,727,959,669
===============================================================================

Cost of investments for tax purposes is $8,809,493,452.

NOTE 6-FUTURES CONTRACT

On October 31, 1996, $25,487,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at October 31, 1996:

     (Contracts--$500 times index/delivery month/commitment)

                                          UNREALIZED
                                         APPRECIATION
S&P 500 Index/1,835 contracts/Dec.
  96/Buy                                 $ 20,302,845
------------------------------------------------------

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                               1996                             1995
                  ------------------------------   ------------------------------
                     SHARES          AMOUNT           SHARES          AMOUNT
                  ------------   ---------------   ------------   ---------------
Sold:
 Class A           282,903,859   $ 6,791,107,589    214,014,863   $ 4,411,919,689
---------------------------------------------------------------------------------
 Institutional
   Class             7,711,696       189,568,037      5,036,915       105,368,663
---------------------------------------------------------------------------------
Issued as
 reinvestment of
 dividends:
 Class A            10,007,849       218,670,843      6,006,043        99,940,399
---------------------------------------------------------------------------------
 Institutional
   Class               200,095         4,444,113         60,580         1,019,563
---------------------------------------------------------------------------------
Reacquired:
 Class A          (146,642,433)   (3,539,497,361)  (128,002,913)   (2,633,684,048)
---------------------------------------------------------------------------------
 Institutional
   Class            (2,422,264)      (58,811,439)    (1,476,157)      (30,574,416)
---------------------------------------------------------------------------------
                   151,758,802   $ 3,605,481,782     95,639,331   $ 1,953,989,850
=================================================================================

                   C   O   N   S   T   E  L  L  A  T  I  O  N

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding each of the years in the four-year period ended October 31, 1996 and the period April 8, 1992 (date operations commenced) through October 31, 1992.

                                                                1996             1995        1994        1993        1992
                                                              --------         --------     -------     -------     -------
Net asset value, beginning of period                          $  24.05         $  18.49     $ 17.13     $ 13.27     $ 12.29
-----------------------------------------------------------   --------         --------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                                    0.04             0.02        0.03          --       (0.01)
-----------------------------------------------------------   --------         --------     -------     -------     -------
  Net gains on securities (both realized and unrealized)          2.67             6.06        1.33        3.86        0.99
-----------------------------------------------------------   --------         --------     -------     -------     -------
    Total from investment operations                              2.71             6.08        1.36        3.86        0.98
-----------------------------------------------------------   --------         --------     -------     -------     -------
Less distributions:
  Distributions from capital gains                               (0.75)           (0.52)         --          --          --
-----------------------------------------------------------   --------         --------     -------     -------     -------
Net asset value, end of period                                $  26.01         $  24.05     $ 18.49     $ 17.13     $ 13.27
===========================================================   ========         ========     =======     =======     =======
Total return(a)                                                  11.81%           34.09%       7.94%      29.09%       7.97%
===========================================================   ========         ========     =======     =======     =======
Net assets, end of period (000s omitted)                      $293,035         $138,918     $39,847     $12,338     $ 3,087
===========================================================   ========         ========     =======     =======     =======
Ratio of expenses to average net assets(b)                        0.66%(d)(e)     0.66%        0.69%       0.87%       0.91%(g)
===========================================================   ========         ========     =======     =======     =======
Ratio of net investment income (loss) to average net
  assets(c)                                                       0.21%(d)         0.18%       0.36%       0.04%      (0.12)%(g)
===========================================================   ========         ========     =======     =======     =======
Portfolio turnover rate                                             58%              45%         79%         70%         62%
===========================================================   ========         ========     =======     =======     =======
Average broker commission rate(f)                             $ 0.0596              N/A         N/A         N/A         N/A
===========================================================   ========         ========     =======     =======     =======

(a) For periods less than one year, total return is not annualized.

(b) Ratios of expenses prior to waiver of advisory fees and/or expense reimbursement were 0.67%, 0.68%, 0.70%, and 1.26% for the years 1996-1994 and 1992, respectively.

(c) Ratios of net investment income prior to waiver of advisory fees and/or expense reimbursement were 0.20%, 0.16%, 0.35% and (0.47)% for the years 1996-1994 and 1992, respectively.

(d) After waiver of advisory fees. Ratios are based on average net assets of $212,576,688.

(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(g) Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 4, 1996 A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                   C   O   N   S   T   E  L  L  A  T  I  O  N

                      INDEPENDENT AUDITORS' REPORT

                      To the Shareholders and Board of Directors
                      AIM Weingarten Fund:

                      We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight year period then ended, the ten months ended October 31, 1988, and the year ended December 31, 1987, in conformity with generally accepted accounting principles.


                                                      KPMG Peat Marwick LLP

                      Houston, Texas
                      December 6, 1996

                   W    E    I    N    G    A   R   T   E   N

AIM WEINGARTEN FUND

For shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Weingarten Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o  One-year results include reinvested distributions of $2.706 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o  Past performance cannot guarantee comparable future results.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN REPORT:
o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
1 Year                          15.34%
3 Years                         15.71
5 Years                         12.08
Inception (10/08/91)            12.72
================================================================================

GROWTH OF A $10,000 INVESTMENT

Past performance is no guarantee of comparable future results.

==============================================================================================================================
                 AIM WEINGARTEN FUND, INSTITUTIONAL            LIPPER GROWTH FUND INDEX      STANDARD & POOR'S 500 STOCK INDEX
                                                          (In thousands)
------------------------------------------------------------------------------------------------------------------------------
10/8/91                     $10,000                                     $10,000                            $10,000
10/31/91                     10,368                                      10,165                             10,310
10/31/92                     11,110                                      10,959                             11,333
10/31/93                     11,836                                      13,039                             13,020
10/31/94                     12,354                                      13,306                             13,524
10/31/95                     15,898                                      16,496                             17,089
10/31/96                     18,337                                      19,289                             21,194
==============================================================================================================================


                             AIM Weingarten Fund

The Managers' Overview

FUND RECORD OF SOLID
RESULTS CONTINUES

A roundtable discussion with the Fund management team for AIM Weingarten Fund for the fiscal year ended October 31, 1996.
--------------------------------------------------------------------------------

Q. HOW DID AIM WEINGARTEN FUND PERFORM DURING THE FISCAL YEAR?

A. Total return for the Institutional Class was 15.34%. During the fiscal year, the Fund paid distributions of $2.706 per share. Net assets of the Institutional Class stood at $60.5 million at the close of the fiscal year.

Q. HOW WOULD YOU DESCRIBE MARKET CONDITIONS DURING THE REPORTING PERIOD?P

A. Financial markets produced very good returns but were quite volatile.
   For example, the widely followed Dow Jones Industrial Average (DJIA) rose a dramatic 20% during the first 10 months of 1996, but it was hardly a smooth ride up. Trading curbs were triggered often on the New York Stock Exchange because there was so much intraday volatility in stock prices. And between July 1 and 15, the DJIA lost 7% of its value when unexpectedly strong employment figures heightened fears of inflation.
      But toward the end of the fiscal year, data suggested what some have called a "Goldilocks economy"--not too hot, not too cold. The DJIA recouped its losses and by October 14 had passed the 6,000 level. However, market participants became more cautious. There was a "flight to quality," with investors favoring steady-growing blue-chip stocks over more volatile, less well-known small-company stocks.

Q. DID ANY SIGNIFICANT INVESTMENT PATTERNS EMERGE IN THE PORTFOLIO DURING THIS PERIOD?

A. Our stock selection process focuses on one security at a time. Nevertheless, trends appear when you step back and look at the portfolio as a whole, with health care, technology, and selected retailers as major components.

Q. WHAT KINDS OF HEALTH-CARE STOCKS HAVE YOU FOUND ATTRACTIVE?

A. Three groups of stocks--drug makers, patient care providers, and makers of medical instruments and devices--together add up to almost 15% of net assets.
      Drug makers account for 7.69% of the portfolio. One driving force here has been increased use of prescription drugs by Medicare recipients enrolled in managed care; such holdings as Bristol-Myers Squibb and SmithKline Beecham reported increased earnings.
      Hospitals and other patient care providers represent another 3.6% of the portfolio. Large holdings here include Columbia/HCA Healthcare, a leader of the consolidation wave sweep ing this industry; and HealthSouth Corp., which operates outpatient surgery and rehabilitation centers.
      A number of compelling factors suggest further growth for the health-care industry. An aging population is bound to produce continued demand. A new federal entitlement initiative in the health-care area seems unlikely, which means a steady, more certain environment in the industry. Additionally, health-care companies have made enormous strides in cost control and increased efficiency through consolidation in recent years.

Q. HOW HAVE YOU MANAGED THE TECHNOLOGY PORTION OF THE PORTFOLIO IN THE FACE OF MARKET VOLATILITY?

A. Many technology stocks tend to be volatile, and many had steep declines late in 1995 and during the July sell-off. Fund performance suffered, and our large positions in technology are the main reason the Fund underperformed the S&P 500 for the reporting period. But a number of these stocks already have started to rebound, and trends favor certain kinds of technology companies over others.
      For example, while commodity-type semiconductor producers are suffering from overcapacity and an inability to raise prices, that helps personal computer makers like Compaq and Dell, whose component costs decrease as a result. Personal computer makers are anticipating a good Christmas season. PC makers constitute approximately 3% of the Fund's portfolio. And companies that help others network PCs into more sophisticated information systems are doing well.
      Overall, we are optimistic about the technology sector. The cream of the technology companies, like Intel and Microsoft, are still going strong. And new products like Windows NT from Microsoft, the Pentium Pro chip from


                             AIM Weingarten Fund

                                                          The Managers' Overview
================================================================================
PORTFOLIO HOLDINGS

As of 10/31/96

Top 10 Industries                          Top 10 Common Stock Holdings

  1. Computer Software/Services              1. Student Loan Marketing Association
  2. Medical (Drugs)                         2. Intel Corp.
  3. Retail (Stores)                         3. Pep Boys-Manny, Moe & Jack
  4. Telecommunications                      4. ADC Telecommunications, Inc.
  5. Finance (Consumer Credit)               5. Loews Corp.
  6. Computer Networking                     6. Conseco, Inc.
  7. Insurance (Multi-Line Property)         7. Cisco Systems, Inc.
  8. Medical (Patient Services)              8. 3Com Corp.
  9. Medical (Instruments/Products)          9. Philip Morris Companies, Inc.
 10. Computers MINI/PCs                     10. Federal National Mortgage Association
================================================================================

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


Intel, and the next generation of modems should fuel another upgrade cycle for corporations.

Q. WHAT MAKES THE RETAIL SECTOR ATTRACTIVE?

A. Many analysts are predicting a good Christmas season and New Year for retailers. Consumer confidence is high, buoyed by low unemployment and the absence of inflation.
      Our investment focus, however, emphasizes individual companies instead of sectors. One retailer we found attractive is Pep Boys--full name Pep Boys-Manny, Moe & Jack--the auto parts chain. The company has been expanding beyond just parts selling into performing maintenance for vehicle fleets and reconditioning cars for auto rental firms. Another example is Toys R Us, which made a brilliant move earlier this year when it took over Baby Superstore, Inc. Essentially, Toys R Us eliminated its biggest and best competitor in baby gear by buying it.

Q. WHAT IS YOUR MARKET OUTLOOK FOR THE NEAR TERM?

A. The bull market for stocks marked its sixth year in October, making it the longest in history. Analysts disagree on whether this will continue, and no one can know for sure.
      We have had an unusual four-to-five-year period now when earnings growth has been above the historic average. We've been anticipating a change and this fall, we finally saw evidence that the rate of growth of corporate earnings has slowed. Over the long haul, we believe this will be good for those steady companies like Gillette or Procter & Gamble that don't get big bumps from cyclical surges but over time outdo the market averages.
      We also see a trend back toward large-capitalization stocks. Smaller-company stocks have been favored by the market for most of the 1990s, but we no longer see any great advantage to them. For the price you pay for them, we don't think small-company stocks are producing a dramatic edge in earnings growth compared to large-company stocks. We are not saying small-company stocks are a bad investment, just that they may not continue to outdo large-company stocks in the foreseeable future. That is why we think a diversified equity portfolio ought to contain both types of stocks.
      Some observers consider the stock market overpriced after the huge runup in values the past two years. We certainly don't think the market is undervalued, but many companies continue to report favorable earnings, even with a slower rate of growth. Good earnings are the most important indicator of a stock's future performance. By that criterion, the stock market remains a good place to invest.

                      -------------------------------------
                              Our stock selection
                        process focuses on one security
                            at a time. Nevertheless,
                        trends appear when you step back
                           and look at the portfolio
                                  as a whole.
                      -------------------------------------

                             AIM Weingarten Fund

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                     SHARES           VALUE

DOMESTIC COMMON STOCKS-87.88%

ADVERTISING/BROADCASTING-0.50%

Interpublic Group of Companies,
  Inc.                                  550,000   $   26,675,000
----------------------------------------------------------------

AEROSPACE/DEFENSE-1.24%

Boeing Co. (The)                        275,000       26,228,125
----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)           850,000       20,081,250
----------------------------------------------------------------
United Technologies Corp.               150,000       19,312,500
----------------------------------------------------------------
                                                      65,621,875
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.28%

Chrysler Corp.                          450,000       15,131,250
----------------------------------------------------------------

BANKING-0.79%

Chase Manhattan Corp.                   200,000       17,150,000
----------------------------------------------------------------
Citicorp                                250,000       24,750,000
----------------------------------------------------------------
                                                      41,900,000
----------------------------------------------------------------

BEVERAGES-0.42%

PepsiCo Inc.                            750,000       22,218,750
----------------------------------------------------------------

BIOTECHNOLOGY-1.09%

AMGEN Inc.(a)                           250,000       15,328,125
----------------------------------------------------------------
Guidant Corp.                           920,600       42,462,675
----------------------------------------------------------------
                                                      57,790,800
----------------------------------------------------------------

BUILDING MATERIALS-0.49%

Georgia-Pacific Corp.                   350,000       26,250,000
----------------------------------------------------------------

BUSINESS SERVICES-2.08%

AccuStaff, Inc.(a)                      511,000       13,669,250
----------------------------------------------------------------
CUC International Inc.(a)               750,000       18,375,000
----------------------------------------------------------------
Diebold, Inc.                           343,100       19,728,250
----------------------------------------------------------------
Equifax Inc.                            700,000       20,825,000
----------------------------------------------------------------
Healthcare COMPARE Corp.(a)             525,000       23,100,000
----------------------------------------------------------------
Interim Services Inc.(a)                 58,500        2,340,000
----------------------------------------------------------------
Olsten Corp.                            619,800       12,396,000
----------------------------------------------------------------
                                                     110,433,500
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.33%

Morton International, Inc.              450,000       17,718,750
----------------------------------------------------------------

COMPUTER MINI/PCS-2.89%

COMPAQ Computer Corp.(a)                550,000       38,293,750
----------------------------------------------------------------
Dell Computer Corp.(a)                  395,100       32,151,263
----------------------------------------------------------------
Gateway 2000 Inc.(a)                    850,000       40,003,125
----------------------------------------------------------------
Sun Microsystems Inc.(a)                700,000       42,700,000
----------------------------------------------------------------
                                                     153,148,138
----------------------------------------------------------------

COMPUTER NETWORKING-4.44%

Ascend Communications, Inc.(a)          350,000       22,881,250
----------------------------------------------------------------
Cabletron Systems, Inc.(a)              650,000       40,543,750
----------------------------------------------------------------
Cascade Communications Corp.(a)         550,000       39,943,750
----------------------------------------------------------------
Cisco Systems, Inc.(a)                  925,000       57,234,375
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

COMPUTER NETWORKING-(CONTINUED)

FORE Systems, Inc.(a)                   525,000   $   20,868,750
----------------------------------------------------------------
3Com Corp.(a)                           800,000       54,100,000
----------------------------------------------------------------
                                                     235,571,875
----------------------------------------------------------------

COMPUTER PERIPHERALS-0.88%

Storage Technology Corp.(a)           1,091,500       46,525,188
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-8.86%

BMC Software, Inc.(a)                   500,000       41,500,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)         829,000       30,258,500
----------------------------------------------------------------
Ceridian Corp.(a)                       400,000       19,850,000
----------------------------------------------------------------
Computer Associates
  International, Inc.                   675,000       39,909,375
----------------------------------------------------------------
Computer Sciences Corp.(a)              214,400       15,919,200
----------------------------------------------------------------
Compuware Corp.(a)                      700,000       36,925,000
----------------------------------------------------------------
Electronic Data Systems Corp.         1,000,000       45,000,000
----------------------------------------------------------------
Electronics For Imaging, Inc.(a)         31,800        2,289,600
----------------------------------------------------------------
First Data Corp.                        250,000       19,937,500
----------------------------------------------------------------
Fiserv, Inc.(a)                         850,000       32,618,750
----------------------------------------------------------------
HBO & Co.                               600,000       36,075,000
----------------------------------------------------------------
Microsoft Corp.(a)                      200,000       27,450,000
----------------------------------------------------------------
Oracle Corp.(a)                         450,000       19,040,625
----------------------------------------------------------------
Parametric Technology Co.(a)            554,800       27,115,850
----------------------------------------------------------------
Sterling Commerce, Inc.(a)              750,000       21,093,750
----------------------------------------------------------------
Synopsys, Inc.(a)                       342,700       15,421,500
----------------------------------------------------------------
Wallace Computer Services, Inc.       1,350,000       39,656,250
----------------------------------------------------------------
                                                     470,060,900
----------------------------------------------------------------

CONGLOMERATES-2.88%

AlliedSignal Inc.                       300,000       19,650,000
----------------------------------------------------------------
Loews Corp.                             750,000       61,968,750
----------------------------------------------------------------
Textron Inc.                            160,000       14,200,000
----------------------------------------------------------------
Tyco International Ltd.                 875,000       43,421,875
----------------------------------------------------------------
U.S. Industries Inc.(a)                 500,000       13,500,000
----------------------------------------------------------------
                                                     152,740,625
----------------------------------------------------------------

CONTAINERS-0.31%

Sealed Air Corp.(a)                     425,000       16,521,875
----------------------------------------------------------------

COSMETICS & TOILETRIES-1.00%

Avon Products, Inc.                     375,000       20,343,750
----------------------------------------------------------------
Gillette Co. (The)                      237,100       17,723,225
----------------------------------------------------------------
Procter & Gamble Co.                    150,000       14,850,000
----------------------------------------------------------------
                                                      52,916,975
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.21%

Amphenol Corp.(a)                        95,000        1,888,125
----------------------------------------------------------------
Checkpoint Systems, Inc.(a)           1,500,000       33,562,500
----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)      450,000       13,612,500
----------------------------------------------------------------
Waters Corp.(a)                         487,300       15,106,300
----------------------------------------------------------------
                                                      64,169,425
----------------------------------------------------------------

                   W    E    I    N    G    A   R   T   E   N

                                                      MARKET
                                     SHARES           VALUE

FINANCE (ASSET MANAGEMENT)-1.59%

Bear Stearns Companies Inc.             535,720   $   12,656,385
----------------------------------------------------------------
Charles Schwab Corp.                    342,100        8,552,500
----------------------------------------------------------------
Franklin Resources, Inc.                271,000       19,105,500
----------------------------------------------------------------
PaineWebber Group Inc.                  850,000       19,975,000
----------------------------------------------------------------
Price (T. Rowe) Associates              248,800        8,490,300
----------------------------------------------------------------
Salomon Inc.                            350,000       15,793,750
----------------------------------------------------------------
                                                      84,573,435
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-5.20%

Beneficial Corp.                        250,000       14,625,000
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.        508,200       51,328,200
----------------------------------------------------------------
Federal National Mortgage
  Association                         1,358,600       53,155,225
----------------------------------------------------------------
Finova Group, Inc.                      250,000       15,437,500
----------------------------------------------------------------
Green Tree Financial Corp.              608,900       24,127,663
----------------------------------------------------------------
Household International, Inc.           175,000       15,487,500
----------------------------------------------------------------
Student Loan Marketing
  Association                         1,000,000       82,750,000
----------------------------------------------------------------
SunAmerica, Inc.                        500,000       18,750,000
----------------------------------------------------------------
                                                     275,661,088
----------------------------------------------------------------

FOOD/PROCESSING-1.60%

ConAgra, Inc.                           407,700       20,334,038
----------------------------------------------------------------
Dean Foods Co.                          725,000       21,025,000
----------------------------------------------------------------
Lancaster Colony Corp.                  394,233       14,783,738
----------------------------------------------------------------
Sysco Corp.                             850,000       28,900,000
----------------------------------------------------------------
                                                      85,042,776
----------------------------------------------------------------

FUNERAL SERVICES-0.32%

Service Corp. International             600,000       17,100,000
----------------------------------------------------------------

GAMING-0.34%

International Game Technology           850,000       17,956,250
----------------------------------------------------------------

HOTELS/MOTELS-1.17%

Hilton Hotels Corp.                     660,000       20,047,500
----------------------------------------------------------------
Host Marriott Corp.(a)                1,800,000       27,675,000
----------------------------------------------------------------
Marriott International, Inc.            250,000       14,218,750
----------------------------------------------------------------
                                                      61,941,250
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.66%

Conseco, Inc.                         1,100,000       58,850,000
----------------------------------------------------------------
Equitable Companies, Inc.               700,000       16,450,000
----------------------------------------------------------------
Provident Companies, Inc.               350,000       12,993,750
----------------------------------------------------------------
                                                      88,293,750
----------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-4.90%

Allstate Corp.                          451,300       25,329,213
----------------------------------------------------------------
American International Group, Inc.      225,000       24,440,625
----------------------------------------------------------------
CIGNA Corp.                             325,000       42,412,500
----------------------------------------------------------------
Everest Re Holdings, Inc.               912,000       23,256,000
----------------------------------------------------------------
ITT Hartford Group, Inc.                325,000       20,475,000
----------------------------------------------------------------
MGIC Investment Corp.                   310,700       21,321,788
----------------------------------------------------------------
Old Republic International Corp.        383,700        9,496,575
----------------------------------------------------------------
PMI Group, Inc. (The)                   706,100       40,335,963
----------------------------------------------------------------
TIG Holdings, Inc.                      332,000        9,586,500
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

INSURANCE (MULTI-LINE PROPERTY)-(CONTINUED)

Travelers Group, Inc.                   800,000   $   43,400,000
----------------------------------------------------------------
                                                     260,054,164
----------------------------------------------------------------

LEISURE & RECREATION-1.16%

Carnival Corporation-Class A            850,000       25,606,250
----------------------------------------------------------------
Coleman Co., Inc. (The)(a)              405,300        5,370,225
----------------------------------------------------------------
Eastman Kodak Co.                       130,300       10,391,425
----------------------------------------------------------------
Harley-Davidson, Inc.                   450,000       20,306,250
----------------------------------------------------------------
                                                      61,674,150
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.64%

Thermo Electron Corp.(a)                930,000       33,945,000
----------------------------------------------------------------

MEDICAL (DRUGS)-5.62%

Abbott Laboratories                     525,000       26,578,125
----------------------------------------------------------------
American Home Products Corp.            400,000       24,500,000
----------------------------------------------------------------
AmeriSource Health Corp.(a)             380,000       16,102,500
----------------------------------------------------------------
Bristol-Myers Squibb Co.                325,000       34,368,750
----------------------------------------------------------------
Cardinal Health, Inc.                   175,000       13,737,500
----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        300,000        8,737,500
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.             1,150,000       21,850,000
----------------------------------------------------------------
Merck & Co., Inc.                       600,000       44,475,000
----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                450,000       16,200,000
----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.               554,900       37,247,663
----------------------------------------------------------------
Schering-Plough Corp.                   608,100       38,918,400
----------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         461,200       15,392,550
----------------------------------------------------------------
                                                     298,107,988
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-3.60%

Columbia/HCA Healthcare Corp.         1,050,000       37,537,500
----------------------------------------------------------------
Health Care and Retirement Corp.(a)     222,350        5,475,369
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                  1,100,000       41,250,000
----------------------------------------------------------------
Living Centers of America, Inc.(a)      256,000        5,984,000
----------------------------------------------------------------
MedPartners, Inc.(a)                  2,110,000       44,573,750
----------------------------------------------------------------
Oxford Health Plans, Inc.(a)            300,000       13,650,000
----------------------------------------------------------------
Quorum Health Group, Inc.(a)            750,000       20,250,000
----------------------------------------------------------------
Tenet Healthcare Corp.(a)             1,072,900       22,396,788
----------------------------------------------------------------
                                                     191,117,407
----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-3.53%

Baxter International Inc.               550,000       22,893,750
----------------------------------------------------------------
Becton, Dickinson & Co.                 650,000       28,275,000
----------------------------------------------------------------
Boston Scientific Corp.(a)              250,077       13,597,937
----------------------------------------------------------------
Medtronic, Inc.                         500,000       32,187,500
----------------------------------------------------------------
St. Jude Medical, Inc.                  446,700       17,644,650
----------------------------------------------------------------
Stryker Corp                            750,000       22,312,500
----------------------------------------------------------------
Sybron International Corp.(a)         1,050,000       30,581,250
----------------------------------------------------------------
U.S. Surgical Corp.                     478,500       20,037,188
----------------------------------------------------------------
                                                     187,529,775
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.66%

Columbia Gas System, Inc.               362,000       21,991,500
----------------------------------------------------------------

                   W    E    I    N    G    A   R   T   E   N

                                                      MARKET
                                     SHARES           VALUE

NATURAL GAS PIPELINE-(CONTINUED)

Williams Cos., Inc (The)                250,000   $   13,062,500
----------------------------------------------------------------
                                                      35,054,000
----------------------------------------------------------------

OFFICE AUTOMATION-0.04%

Xerox Corp.                              49,100        2,277,013
----------------------------------------------------------------

OFFICE PRODUCTS-0.78%

Avery Dennison Corp.                    225,000       14,821,875
----------------------------------------------------------------
Reynolds & Reynolds Co.-Class A       1,000,000       26,375,000
----------------------------------------------------------------
                                                      41,196,875
----------------------------------------------------------------

OIL & GAS (SERVICES)-2.00%

Louisiana Land & Exploration Co.        374,900       21,322,438
----------------------------------------------------------------
NorAm Energy Corp.                    2,000,000       30,750,000
----------------------------------------------------------------
Reading & Bates Corp.(a)                775,000       22,281,250
----------------------------------------------------------------
Transocean Offshore Inc.                505,800       31,991,850
----------------------------------------------------------------
                                                     106,345,538
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-2.58%

Baker Hughes Inc.                       600,000       21,375,000
----------------------------------------------------------------
Coastal Corp.                           295,000       12,685,000
----------------------------------------------------------------
Cooper Cameron Corp.(a)                  95,300        6,087,288
----------------------------------------------------------------
Dresser Industries, Inc.                450,000       14,793,750
----------------------------------------------------------------
Halliburton Co.                         400,000       22,650,000
----------------------------------------------------------------
Rowan Companies, Inc.(a)              1,200,000       26,850,000
----------------------------------------------------------------
Schlumberger Ltd.                       150,000       14,868,750
----------------------------------------------------------------
Tidewater Inc.                          400,000       17,500,000
----------------------------------------------------------------
                                                     136,809,788
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.62%

Kimberly-Clark Corp.                    350,000       32,637,500
----------------------------------------------------------------

PUBLISHING-0.38%

New York Times Co.                      400,000       14,450,000
----------------------------------------------------------------
Times Mirror Co. (The)                  122,400        5,661,000
----------------------------------------------------------------
                                                      20,111,000
----------------------------------------------------------------

RESTAURANTS-0.38%

Applebee's International, Inc.          828,000       20,182,500
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.59%

American Stores Co.                     925,000       38,271,875
----------------------------------------------------------------
Kroger Co.(The)(a)                      244,400       10,906,350
----------------------------------------------------------------
Safeway Inc.(a)                         817,800       35,063,175
----------------------------------------------------------------
                                                      84,241,400
----------------------------------------------------------------

RETAIL (STORES)-6.84%

AutoZone, Inc.(a)                       450,000       11,531,250
----------------------------------------------------------------
Consolidated Stores Corp.(a)            742,600       28,682,925
----------------------------------------------------------------
Dayton-Hudson Corp.                   1,033,100       35,771,088
----------------------------------------------------------------
Federated Department Stores,
  Inc.(a)                               500,000       16,500,000
----------------------------------------------------------------
Gap Inc. (The)                          750,000       21,750,000
----------------------------------------------------------------
Home Depot, Inc.                        550,000       30,112,500
----------------------------------------------------------------
Lowe's Companies, Inc.                1,117,200       45,106,950
----------------------------------------------------------------
Micro Warehouse, Inc.(a)                 97,600        2,244,800
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

RETAIL (STORES)-(CONTINUED)

Pep Boys-Manny, Moe & Jack            2,200,000   $   77,000,000
----------------------------------------------------------------
Price/Costco Inc.(a)                    538,700       10,706,663
----------------------------------------------------------------
Staples, Inc.(a)                      2,000,025       37,250,466
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                  1,300,000       44,037,500
----------------------------------------------------------------
Viking Office Products Inc.(a)           58,600        1,706,725
----------------------------------------------------------------
                                                     362,400,867
----------------------------------------------------------------

SEMICONDUCTORS-2.32%

Altera Corp.(a)                         400,000       24,800,000
----------------------------------------------------------------
Intel Corp.                             750,000       82,406,250
----------------------------------------------------------------
Texas Instruments, Inc.                 325,000       15,640,625
----------------------------------------------------------------
                                                     122,846,875
----------------------------------------------------------------

SHOES & RELATED APPAREL-0.55%

NIKE, Inc.-Class B                      500,000       29,437,500
----------------------------------------------------------------

TELECOMMUNICATIONS-4.66%

ADC Telecommunications, Inc.(a)         941,000       64,340,875
----------------------------------------------------------------
Andrew Corp.(a)                         400,000       19,500,000
----------------------------------------------------------------
Frontier Corp.                          469,300       13,609,700
----------------------------------------------------------------
Lucent Technologies, Inc.             1,000,000       47,000,000
----------------------------------------------------------------
MFS Communications Company, Inc.(a)     781,600       39,177,700
----------------------------------------------------------------
PairGain Technologies, Inc.(a)          275,000       18,940,625
----------------------------------------------------------------
Tellabs, Inc.(a)                        400,000       34,050,000
----------------------------------------------------------------
360 Communications Co.(a)               463,333       10,482,909
----------------------------------------------------------------
                                                     247,101,809
----------------------------------------------------------------

TELEPHONE-0.72%

Cincinnati Bell, Inc.                   775,000       38,265,625
----------------------------------------------------------------

TEXTILES-0.54%

Fruit of the Loom, Inc.(a)              319,500       11,621,813
----------------------------------------------------------------
Liz Claiborne, Inc.                     400,000       16,900,000
----------------------------------------------------------------
                                                      28,521,813
----------------------------------------------------------------

TOBACCO-2.20%

Philip Morris Companies, Inc.           575,000       53,259,375
----------------------------------------------------------------
RJR Nabisco Holdings Corp.              856,200       24,722,775
----------------------------------------------------------------
Universal Corp.                         146,700        3,997,575
----------------------------------------------------------------
UST, Inc.                             1,200,000       34,650,000
----------------------------------------------------------------
                                                     116,629,725
----------------------------------------------------------------
         Total Domestic Common
           Stocks                                  4,662,451,787
----------------------------------------------------------------

                                    PRINCIPAL         MARKET
                                     AMOUNT           VALUE

CONVERTIBLE CORPORATE BONDS
  & NOTES-0.56%

RESTAURANTS-0.56%

Boston Chicken, Inc.,
  Conv. Notes,
  8.00%(b), 06/01/15              $  78,540,000       25,427,325
----------------------------------------------------------------
Boston Chicken, Inc.,
  Conv. Sub. Deb.,
  4.50%, 02/01/04                     3,245,000        4,259,063
----------------------------------------------------------------
         Total Convertible
           Corporate Bonds &
           Notes                                      29,686,388
----------------------------------------------------------------

                   W    E    I    N    G    A   R   T   E   N

                                                      MARKET
                                     SHARES           VALUE

FOREIGN STOCKS & OTHER EQUITY INTERESTS-10.88%

BRAZIL-0.42%

Telecomunicacoes Brasileiras
  S/A-ADR (Telecommunications)          300,000       22,350,000
----------------------------------------------------------------

CANADA-1.33%

Canadian Pacific, Ltd.
  (Transportation-Miscellaneous)        650,000       16,412,500
----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Computer Networking)               1,200,000       37,950,000
----------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                  250,000       16,281,250
----------------------------------------------------------------
                                                      70,643,750
----------------------------------------------------------------

FRANCE-0.25%

Roussel-Uclaf (Medical-Drugs)            50,000       13,232,273
----------------------------------------------------------------

GERMANY-0.42%

Adidas A.G.(Shoes & Related Apparel)    160,900       13,790,821
----------------------------------------------------------------
Veba A.G. (Electric Services)           158,000        8,426,875
----------------------------------------------------------------
                                                      22,217,696
----------------------------------------------------------------

HONG KONG-0.85%

HSBC Holdings PLC(a) (Banking)          820,000       16,702,878
----------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                       2,505,000       28,509,350
----------------------------------------------------------------
                                                      45,212,228
----------------------------------------------------------------

IRELAND-0.30%

Elan Corp. PLC-ADR(a)
  (Medical-Drugs)                       580,000       16,095,000
----------------------------------------------------------------

ISRAEL-0.71%

ECI Telecommunications Ltd.
  Designs (Computer Networking)         824,700       16,494,000
----------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)              500,000       20,937,500
----------------------------------------------------------------
                                                      37,431,500
----------------------------------------------------------------

ITALY-1.17%

Fila Holding S.p.A.-ADR
  (Retail-Stores)                       504,100       36,295,200
----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                6,000,000       12,371,786
----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                6,000,000       13,415,952
----------------------------------------------------------------
                                                      62,082,938
----------------------------------------------------------------

JAPAN-1.41%

Canon, Inc.
  (Office Automation)                 1,045,000       20,008,783
----------------------------------------------------------------
Honda Motor Co.
  (Automobile-Manufacturers)            608,000       14,525,141
----------------------------------------------------------------
Sony Corp.
  (Electronic Components/
   Miscellaneous)                       321,900       19,310,324
----------------------------------------------------------------

                                                      MARKET
                                     SHARES           VALUE

JAPAN-(CONTINUED)

TDK Corp.
  (Electronic Components/
  Miscellaneous)                        356,000   $   20,886,917
----------------------------------------------------------------
                                                      74,731,165
----------------------------------------------------------------

MALAYSIA-0.20%

Malayan Banking Berhad
  (Banking)                           1,074,000       10,627,350
----------------------------------------------------------------

NETHERLANDS-0.33%

Gucci Group NV-New York Shares
  (Textiles)                            250,000       17,250,000
----------------------------------------------------------------

SWEDEN-1.18%

ASTRA AB-A Shares
  (Medical-Drugs)                       340,000       15,615,067
----------------------------------------------------------------
Telefonaktiebolaget L.M.
  Ericsson-ADR (Telecommunications)   1,700,000       46,962,500
----------------------------------------------------------------
                                                      62,577,567
----------------------------------------------------------------

SWITZERLAND-0.90%

Ciba-Geigy AG
  (Chemicals)                            20,000       24,636,075
----------------------------------------------------------------
Sandoz AG
  (Chemicals)                            20,000       23,117,088
----------------------------------------------------------------
                                                      47,753,163
----------------------------------------------------------------

UNITED KINGDOM-1.41%

Danka Business Systems PLC-ADR
  (Office Automation)                   376,600       14,922,775
----------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)              1,000,000       14,379,882
----------------------------------------------------------------
Smithkline Beecham PLC-ADR
  (Medical-Drugs)                       700,000       43,837,500
----------------------------------------------------------------
Stolt-Nielsen S.A.
  (Transportation-Miscellaneous)        121,500        1,898,437
----------------------------------------------------------------
                                                      75,038,594
----------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                               577,243,224
----------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

REPURCHASE AGREEMENTS-2.44%(C)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(d)              $     326,080          326,080
----------------------------------------------------------------
SBC Capital Markets, Inc.
  5.55%, 11/01/96(e)                129,000,000      129,000,000
----------------------------------------------------------------
Total Repurchase Agreements                          129,326,080
----------------------------------------------------------------
TOTAL INVESTMENTS-101.76%                          5,398,707,479
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.76)%                (93,272,392)
----------------------------------------------------------------
TOTAL NET ASSETS-100.00%                          $5,305,435,087
================================================================

                   W    E    I    N    G    A   R   T   E   N

Abbreviations:

ADR-American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.

(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(d) Joint repurchase agreement entered into on 10/31/96 with maturing value of $750,115,208 Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.

(e) Joint repurchase agreement entered into on 10/31/96 with maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value
  (cost $4,364,479,746)                    $5,398,707,479
---------------------------------------------------------
Foreign currencies, at market value
  (cost $253,890)                                 253,726
---------------------------------------------------------
Receivables for:
  Investments sold                             11,950,581
---------------------------------------------------------
  Options written                               1,337,955
---------------------------------------------------------
  Capital stock sold                            5,563,124
---------------------------------------------------------
  Dividends and interest                        3,124,499
---------------------------------------------------------
Investment for deferred compensation
  plan                                             59,575
---------------------------------------------------------
Other assets                                      110,155
---------------------------------------------------------
    Total assets                            5,421,107,094
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        76,633,560
---------------------------------------------------------
  Options written                              25,795,994
---------------------------------------------------------
  Capital stock reacquired                      7,180,052
---------------------------------------------------------
  Deferred compensation                            59,575
---------------------------------------------------------
Accrued advisory fees                           2,735,952
---------------------------------------------------------
Accrued administrative service fees                12,099
---------------------------------------------------------
Accrued distribution fees                       1,499,021
---------------------------------------------------------
Accrued transfer agent fees                       878,973
---------------------------------------------------------
Accrued operating expenses                        876,781
---------------------------------------------------------
    Total liabilities                         115,672,007
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $5,305,435,087
=========================================================

NET ASSETS:

Class A                                    $4,977,492,845
---------------------------------------------------------
Class B                                    $  267,459,433
---------------------------------------------------------
Institutional Class                        $   60,482,809
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

CLASS A:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                 246,580,037
=========================================================

CLASS B:
  Authorized                                  750,000,000
---------------------------------------------------------
  Outstanding                                  13,389,126
=========================================================

INSTITUTIONAL CLASS:
  Authorized                                  200,000,000
---------------------------------------------------------
  Outstanding                                   2,955,876
=========================================================

CLASS A:
  Net asset value and redemption price
    per share                              $        20.19
---------------------------------------------------------
  Offering price per share:
      (Net asset value of
      $20.19 divided by 94.50%)            $        21.37
=========================================================

CLASS B:
  Net asset value and offering price
    per share                              $        19.98
=========================================================

INSTITUTIONAL CLASS:
  Net asset value, offering and
    redemption price per share             $        20.46
=========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1996


INVESTMENT INCOME:

Dividends (net of $1,308,115 foreign
  withholding tax)                         $   55,329,053
---------------------------------------------------------
Interest                                       15,225,042
---------------------------------------------------------
    Total investment income                    70,554,095
---------------------------------------------------------

EXPENSES:

Advisory fees                                  31,419,183
---------------------------------------------------------
Administrative service fees                       132,643
---------------------------------------------------------
Custodian fees                                    402,058
---------------------------------------------------------
Directors' fees                                    31,363
---------------------------------------------------------
Distribution fees-Class A                      14,212,254
---------------------------------------------------------
Distribution fees-Class B                       1,514,633
---------------------------------------------------------
Transfer agent fees-Class A                     8,434,506
---------------------------------------------------------
Transfer agent fees-Class B                       452,997
---------------------------------------------------------
Transfer agent fees-Institutional Class             4,292
---------------------------------------------------------
Other                                           1,337,876
---------------------------------------------------------
    Total expenses                             57,941,805
---------------------------------------------------------
Less: Fees waived by advisor                   (1,458,804)
---------------------------------------------------------
    Expenses paid indirectly                      (76,493)
---------------------------------------------------------
    Net expenses                               56,406,508
---------------------------------------------------------
Net investment income                          14,147,587
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                       593,755,723
---------------------------------------------------------
  Foreign currencies                              946,540
---------------------------------------------------------
  Futures contracts                            (7,874,291)
---------------------------------------------------------
  Options contracts                             3,720,144
---------------------------------------------------------
                                              590,548,116
---------------------------------------------------------
Net unrealized appreciation
  (depreciation) of:
  Investment securities                        81,966,541
---------------------------------------------------------
  Foreign currencies                              366,935
---------------------------------------------------------
  Options contracts                            (3,194,922)
---------------------------------------------------------
                                               79,138,554
---------------------------------------------------------
  Net gain on investment securities,
    foreign currencies, futures and option
    contracts                                 669,686,670
---------------------------------------------------------
Net increase in net assets resulting from
  operations                               $  683,834,257
=========================================================

     See Notes to Financial Statements.

                   W    E    I    N    G    A   R   T   E   N

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                              1996                1995
                                                                                         --------------      --------------
OPERATIONS:

  Net investment income (loss)                                                           $   14,147,587      $   (1,259,456)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities, foreign currencies, futures and
    options contracts                                                                       590,548,116         620,641,509
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities, foreign currencies, and
    options contracts                                                                        79,138,554         411,202,260
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                                 683,834,257       1,030,584,313
---------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                                                            --         (14,842,521)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                --            (290,923)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
  Class A                                                                                  (606,609,217)       (387,332,253)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                    (7,814,517)                 --
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                        (7,332,667)         (4,072,920)
---------------------------------------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                                                     2,368,957             204,025
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                       992,175             297,921
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                            65,590              71,195
---------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                   362,344,237         (17,628,236)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                   210,825,508          41,458,876
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                         5,462,015           6,504,480
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                           644,136,338         654,953,957
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     4,661,298,749       4,006,344,792
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                                          $5,305,435,087      $4,661,298,749
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                             $3,649,184,459      $3,070,552,699
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                        44,516,626          25,028,873
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities, foreign
    currencies, futures and options contracts                                               580,711,311         613,833,040
---------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign currencies, and option
    contracts                                                                             1,031,022,691         951,884,137
---------------------------------------------------------------------------------------------------------------------------
                                                                                         $5,305,435,087      $4,661,298,749
===========================================================================================================================

See Notes to Financial Statements.

                   W    E    I    N    G    A   R   T   E   N

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six operating diversified portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or

                   W    E    I    N    G    A   R   T   E   N
    loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.

F. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1996 $1,913,444 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
G. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, eg. advisory fees, are allocated among them.
I. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1996, AIM waived fees of $1,458,804. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, AIM was reimbursed $132,643 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the year ended October 31, 1996, AFS was reimbursed $4,391,818 for such services.
  During the year ended October 31, 1996, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $4,292 for shareholder and transfer agency services with respect to the Institutional Class.
  The Fund received reductions in transfer agency fees of $70,737 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $5,756 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $76,493 during the year ended October 31, 1996.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program

                   W    E    I    N    G    A   R   T   E   N
which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1996, the Class A shares and the Class B shares paid AIM Distributors $14,212,254 and $1,514,633, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,259,328 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1996. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1996, AIM Distributors received commissions of $34,185 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1996, the Fund paid legal fees of $14,974 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1996 was $7,636,727,517 and $7,477,919,832, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of October 31, 1996 is as follows:

Aggregate unrealized appreciation of investment securities       $1,085,136,998
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (61,959,672)
-------------------------------------------------------------------------------
Net unrealized appreciation of investment securities             $1,023,177,326
===============================================================================

Cost of investments for tax purposes is $4,375,530,153.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $68,400,000. During the year ended October 31, 1996, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1996 are summarized as follows:

                                        OPTION CONTRACTS
                                   ---------------------------
                                    NUMBER
                                      OF            PREMIUMS
                                   CONTRACTS        RECEIVED
                                   ---------      ------------
Beginning of year                       -0-                 --
--------------------------------------------------------------
Written                             139,095       $ 55,345,942
--------------------------------------------------------------
Closed                              (61,183)       (25,179,074)
--------------------------------------------------------------
Exercised                           (16,555)        (4,365,829)
--------------------------------------------------------------
Expired                             (12,549)        (3,199,967)
--------------------------------------------------------------
End of year                          48,808       $ 22,601,072
==============================================================

                   W    E    I    N    G    A   R   T   E   N

Open call option contracts written at October 31, 1996 were as follows:

                                                                                                OCTOBER 31,       UNREALIZED
                                         CONTRACT     STRIKE     NUMBER OF       PREMIUM           1996          APPRECIATION
ISSUE                                     MONTH       PRICE      CONTRACTS      RECEIVED       MARKET VALUE     (DEPRECIATION)
-----                                    --------     ------     ---------     -----------     ------------     --------------
Baxter International Inc.                  Dec          40             77      $    22,868     $    19,250       $      3,618
Beneficial Corp.                           Jan          55          1,250          635,605         632,813              2,792
Boston Scientific Corp.                    Jan          50          2,500        1,824,939       1,625,000            199,939
Cascade Communications Corp.               Jan          80          2,750        1,535,823       1,546,875            (11,052)
Chase Manhattan Corp.                      Jan          75          2,000        1,641,945       2,375,000           (733,055)
Electronics For Imaging, Inc.              Jan          80            318          242,126         174,900             67,226
Federal Home Loan Mortgage Corp.           Jan          90          2,332        1,885,359       2,915,000         (1,029,641)
Federal National Mortgage Association      Dec          30          6,086        3,170,699       5,705,625         (2,534,926)
First Data Corp.                           Dec          85          2,500          554,981         296,875            258,106
HBO & Co.                                  Feb          60          3,000        1,337,955       2,400,000         (1,062,045)
HBO & Co.                                  Feb          70          3,000        1,649,987       1,218,750            431,237
PaineWebber Group Inc.                     Jan          25          8,500          930,718         850,000             80,718
Parametric Technology Co.                  Dec          50          1,580          622,066         424,625            197,441
Procter & Gamble Co.                       Dec          90          1,500          874,771       1,500,000           (625,229)
Storage Technology Corp.                   Dec          40          4,915        2,451,088       2,058,156            392,932
Sun Microsystems Inc.                      Nov          60          4,000        2,383,920       1,162,500          1,221,420
Williams Cos., Inc. (The)                  Dec          50          2,500          836,222         890,625            (54,403)
------------------------------------------------------------------------------------------------------------------------------
                                                                   48,808      $22,601,072     $25,795,994       $ (3,194,922)
==============================================================================================================================

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1996 and 1995 were as follows:

                                                                             1996                           1995
                                                                 ---------------------------     --------------------------
                                                                   SHARES          AMOUNT          SHARES          AMOUNT
                                                                 ----------     ------------     ----------     -----------
Sold:
  Class A                                                        34,550,539     $648,183,624     32,034,901     $559,325,258
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                       12,381,545      231,706,372      2,180,033       43,415,613
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               516,716        9,877,153        559,557       10,092,219
----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                        32,395,132      557,844,149     24,460,017      361,036,594
----------------------------------------------------------------------------------------------------------------------------
  Class B*                                                          425,933        7,326,082             --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               338,803        5,871,449        199,304        2,950,819
----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (44,929,759)    (843,683,536)   (54,445,065)    (937,990,088)
------------------------------------------------------------------------------------------------------------------- --------
  Class B*                                                       (1,500,861)     (28,206,946)       (97,524)      (1,956,737)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (552,275)     (10,286,587)      (363,327)      (6,538,558)
----------------------------------------------------------------------------------------------------------------------------
                                                                 33,625,773     $578,631,760      4,527,896      $30,335,120
============================================================================================================================

* Class B shares commenced sales on June 26, 1995.

                   W    E    I    N    G    A   R   T   E   N

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1996 and the period October 8, 1991 (date operations commenced) through October 31, 1991.

                                                               1996           1995      1994      1993      1992       1991
                                                              -------        -------   -------   -------   -------    ------
Net asset value, beginning of period                          $ 20.48        $ 17.94   $ 17.69   $ 16.73   $ 15.77    $15.15
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
Income from investment operations:
  Net investment income                                          0.17           0.10      0.17      0.16      0.14      0.01
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.52           4.35      0.58      0.93      0.99      0.61
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
    Total from investment operations                             2.69           4.45      0.75      1.09      1.13      0.62
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
Less distributions:
  Dividends from net investment income                             --          (0.13)    (0.17)    (0.13)    (0.08)       --
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
  Distributions from net realized capital gains                 (2.71)         (1.78)    (0.33)       --     (0.09)       --
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
    Total distributions                                         (2.71)         (1.91)    (0.50)    (0.13)    (0.17)       --
------------------------------------------------------------  -------        -------   -------   -------   -------    ------
Net asset value, end of period                                $ 20.46        $ 20.48   $ 17.94   $ 17.69   $ 16.73    $15.77
============================================================  =======        =======   =======   =======   =======    ======
Total return(a)                                                 15.34%         28.69%     4.37%     6.53%     7.16%     4.09%
============================================================  =======        =======   =======   =======   =======    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,483        $54,332   $40,486   $39,821   $16,519    $3,926
============================================================  =======        =======   =======   =======   =======    ======
Ratio of expenses to average net assets(b)                       0.65%(d)(e)    0.70%     0.65%     0.78%     0.82%     0.90%(g)
============================================================  =======        =======   =======   =======   =======    ======
Ratio of net investment income to average net assets(c)          0.80%(d)       0.45%     1.00%     0.97%     0.91%     1.00%(g)
============================================================  =======        =======   =======   =======   =======    ======
Portfolio turnover rate                                           159%           139%      136%      109%       37%       46%
============================================================  =======        =======   =======   =======   =======    ======
Average broker commission rate(f)                             $0.0615            N/A       N/A       N/A       N/A       N/A
============================================================  =======        =======   =======   =======   =======    ======
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)         --             --        --        --        --        --
============================================================  =======        =======   =======   =======   =======    ======
Average amount of debt outstanding during the period
  (000s omitted)(h)                                                --        $     6        --        --        --        --
============================================================  =======        =======   =======   =======   =======    ======
Average number of shares outstanding during the period
  (000s omitted)(h)                                             2,908          2,526     2,256     1,826       707       249
============================================================  =======        =======   =======   =======   =======    ======
Average amount of debt per share during the period                 --        $0.0024        --        --        --        --
============================================================  =======        =======   =======   =======   =======    ======

(a) For periods less than one year, total return is not annualized.

(b) Ratios of expenses prior to waiver of advisory fees were 0.68%, 0.72%, 0.68%, 0.81%, and 0.84% for the years 1996-1992, respectively.

(c) Ratios of net investment income prior to waiver of advisory fees were 0.77%, 0.43%, 0.98%, 0.94%, and 0.89% for the years 1996-1992, respectively.

(d) After waiver of advisory fees. Ratios are based on average net assets of $56,025,662.

(e) Ratios include indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same.

(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(g) Annualized.

(h) Averages computed on a daily basis.

NOTE 9 -- SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an Agreement and Plan of Merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM Funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                   W    E    I    N    G    A   R   T   E   N